UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 through December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the course of 2010, the markets experienced several ups and downs driven by well-defined swings in investor sentiment. Optimism fueled strong market returns early in the year, as upbeat economic releases led investors to believe in the potential for a robust U.S. recovery. However, sentiment shifted drastically in May and June as more negative economic news and issues related to Europe’s government debt problems led to notable stock market losses. In another swing, the markets rebounded in the fall amid better economic developments and prospects that the Federal Reserve would enact another round of quantitative easing. That rally generally continued through the end of the year as the markets reacted positively to the U.S. tax compromise, which extended the Bush-era tax cuts for all income brackets.

With equities posting double-digit gains in the third and fourth quarters, the choppy year ended on a strong note, and broad equity indices have now produced back-to-back years of positive results. For the twelve months ending December 31, 2010, the S&P 500 Index returned 15.07%, while the S&P 500 Health Care Index earned only 2.9%, as Health Care was the lowest performing market sector in 2010.

The Life Sciences Series had a 14.80% return during 2010, noticeably outpacing the S&P 500 Health Care Index yet slightly lagging the broader stock market. More importantly, the Series continues to have a strong track record relative to the broad market and the sector-specific benchmark over the current market cycle, which includes both a bull and a bear market. Over this current cycle, the Life Sciences Series has earned an annualized return of 9.90%, compared to the 7.52% return of the S&P 500 Index and the 4.49% return of the S&P 500 Health Care Index.

In the volatile markets of 2010, Manning & Napier maintained a selective investment approach and focused on companies that we believe can grow market share. We continued to emphasize quality, targeting best-in-class companies expected to generate sales growth despite a muted economic backdrop, as well as “away game winners” expected to successfully compete in faster-growing markets overseas.

In the current health care environment, Manning & Napier is targeting companies that can lower costs and enhance quality. With this particular focus, over the past year the Series had a substantial weighting to diagnostics companies, which are part of the health care equipment and supplies industry. By emphasizing prevention and early detection, we believe diagnostics companies can improve health care treatment and help avoid expensive, unexpected hospital visits. The Series started 2010 with a significantly higher allocation to the health care equipment and supplies industry than the benchmark, and this exposure increased during the year. By the end of the year, about half of the portfolio consisted of companies within this industry.

The Advisor also sees opportunities in health care information technology companies. Over the last twelve months, the Series maintained an overweight to the health care technology industry relative to the benchmark, although this weighting is much smaller than that of the health care equipment and supplies industry. Additionally, the Series reduced exposure to health care providers and services over the past year, and the Series continued to have a noteworthy underweight to pharmaceuticals versus the benchmark, which aided relative returns.

Stock selection decisions were the primary drivers of outperformance for the Life Sciences Series in 2010. In particular, the Series’ relative results benefited from specific holdings in the health care equipment and supplies industry as well as the life sciences tools and services industry.

While economic developments turned more optimistic toward the end of 2010, the U.S. economy still faces significant headwinds, including a struggling housing market, a stagnant job market, a difficult consumer rebalancing act, and high government debt burdens. Given these long-term structural issues, the slow growth environment in the U.S. will likely remain a reality. As the markets fluctuated around this slow growth trend in 2010, Manning & Napier earned solid returns

1

Management Discussion and Analysis (unaudited)

by staying focused on the fundamentals and maintaining our selective investment process. This investment approach has proved beneficial for the past 40 years, and we believe these qualities will remain important as the market environment unfolds in 2011.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2010 (unaudited)

		Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Ten Year	Since Inception [1]
Manning & Napier Fund, Inc. - Life Sciences Series[2]	14.80%	5.84%	6.36%	12.58%
S&P 500 Total Return Index[3]	15.07%	2.30%	1.42%	1.05%
S&P 500 Health Care Index[3]	2.90%	1.89%	-0.23%	1.67%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series for the ten years ended December 31, 2010 to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

1Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 1.09%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for the year ended December 31, 2010.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Health Care Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of health care related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,178.00	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2010 (unaudited)

Top Ten Stock Holdings[2]
Alere, Inc.	5.8%	Cerner Corp.	4.0%
Gen-Probe, Inc.	5.8%	Sequenom, Inc.	3.5%
Zoll Medical Corp.	5.3%	Insulet Corp.	3.4%
Cochlear Ltd. (Australia)	4.7%	Amgen, Inc.	3.2%
DexCom, Inc.	4.5%	UCB S.A. (Belgium)	3.2%

2As a percentage of total investments.

5

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 95.4%

Financials - 0.0%
Insurance - 0.0%
Avalon HealthCare Holdings, Inc.*[1,2,3,4]	38,359	$—

Health Care - 95.4%
Biotechnology - 13.4%
Amgen, Inc.*	145,770	8,002,773
Basilea Pharmaceutica AG (Switzerland)*[6]	77,000	5,354,529
Cepheid, Inc.*	155,000	3,526,250
Momenta Pharmaceuticals, Inc.*	312,230	4,674,083
Swedish Orphan Biovitrum AB (Sweden)*[6]	740,501	4,455,306
United Therapeutics Corp.*	114,500	7,238,690

		33,251,631

Health Care Equipment & Supplies - 50.5%
Abaxis, Inc.*	232,500	6,242,625
Alere, Inc.*	273,000	9,991,800
Alere, Inc.*[3,5]	122,000	4,465,200
Becton, Dickinson and Co.	57,000	4,817,640
Cochlear Ltd. (Australia)[6]	141,230	11,625,969
Conceptus, Inc.*	405,000	5,589,000
Covidien plc (Ireland)	148,601	6,785,122
DexCom, Inc.*	815,000	11,124,750
Gen-Probe, Inc.*[2]	246,000	14,354,100
Hogy Medical Co. Ltd. (Japan)[6]	99,000	4,811,432
Hologic, Inc.*	310,000	5,834,200
Insulet Corp.*	550,970	8,540,035
Quidel Corp.*	325,000	4,696,250
Sirona Dental Systems, Inc.*	128,100	5,352,018
Straumann Holding AG (Switzerland)[6]	32,717	7,492,365
Zoll Medical Corp.*[2]	355,000	13,216,650

		124,939,156

Health Care Providers & Services - 12.1%
Bio-Reference Laboratories, Inc.*	280,000	6,210,400
China Cord Blood Corp. (Hong Kong)*	894,000	3,584,940
Cross Country Healthcare, Inc.*	640,300	5,423,341
Diagnosticos da America S.A. (Brazil)	542,000	7,346,385
Sonic Healthcare Ltd. (Australia)[6]	614,000	7,298,923

		29,863,989

Health Care Technology - 6.1%
Allscripts Healthcare Solutions, Inc.*	277,000	5,337,790
Cerner Corp.*	104,000	9,852,960

		15,190,750

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Life Sciences Tools & Services - 6.6%
Caliper Life Sciences, Inc.*	1,037,452	$6,577,446
Sequenom, Inc.*	1,085,000	8,701,700
WuXi PharmaTech (Cayman), Inc. - ADR (Cayman Islands)*	70,000	1,129,800

		16,408,946

Pharmaceuticals - 6.7%
Green Cross Corp. (South Korea)[6]	43,000	5,260,298
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	66,500	3,466,645
UCB S.A. (Belgium)[6]	228,939	7,861,333

		16,588,276

Total Health Care		236,242,748

TOTAL COMMON STOCKS (Identified Cost $185,284,615)		236,242,748

PREFERRED STOCKS - 0.0%

Financials - 0.0%
Insurance - 0.0%
Avalon HealthCare Holdings, Inc. - Series D*[2,3,4,7] (Identified Cost $2,312,500)	925,000	—

WARRANTS - 0.1%

Financials - 0.0%
Insurance - 0.0%
Avalon HealthCare Holdings, Inc., 2/27/2014[2,3,4,8]	38,359	—

Health Care - 0.1%
Life Sciences Tools & Services - 0.1%
Caliper Life Sciences, Inc., 8/10/2011	401,109	248,687

TOTAL WARRANTS (Identified Cost $195,276)		248,687

SHORT-TERM INVESTMENTS - 4.7%

Dreyfus Cash Management, Inc. - Institutional Shares[9], 0.14%, (Identified Cost $11,668,542)	11,668,542	11,668,542

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

Value (Note 2)

TOTAL INVESTMENTS - 100.2% (Identified Cost $199,460,933)	$248,159,977
LIABILITIES, LESS OTHER ASSETS - (0.2%)	(596,067)

NET ASSETS - 100%	$247,563,910

ADR - American Depository Receipt

*Non-income producing security

[1]

This security was acquired on February 27, 2009 at a cost of $76,718 ($2.00 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

[2]	Affiliated company as defined by the Investment Company Act of 1940 (see Note 2 to the financial statements).
[3]

Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities amount to $4,465,200, or 1.8% of the Series’ net assets as of December 31, 2010 (see Note 2 to the financial statements).

[4]	Security has been valued at fair value (see Note 2 to the financial statements).
[5]

This security was acquired on February 3, 2006 at a cost of $2,978,020 ($24.41 per share) and has been determined to be liquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

[6]	International Fair Value factor from pricing service was applied.
[7]

This security was acquired on June 22, 2007 at a cost of $2,312,500 ($2.50 per share) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

[8]

This security was acquired on February 27, 2009 at a cost of $19,180 ($0.50 per warrant) and has been determined to be illiquid under guidelines established by the Board of Directors (see Note 2 to the financial statements).

[9]	Rate shown is the current yield as of December 31, 2010.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $199,460,933) (Note 2)	$248,159,977
Receivable for fund shares sold	157,402
Foreign tax reclaims receivable	131,557
Dividends receivable	75,196

TOTAL ASSETS	248,524,132

LIABILITIES:

Accrued management fees (Note 3)	204,807
Accrued fund accounting and administration fees (Note 3)	7,788
Accrued transfer agent fees (Note 3)	2,594
Accrued Chief Compliance Officer service fees (Note 3)	245
Payable for fund shares repurchased	355,159
Payable for securities purchased	326,716
Other payables and accrued expenses	62,913

TOTAL LIABILITIES	960,222

TOTAL NET ASSETS	$247,563,910

NET ASSETS CONSIST OF:

Capital stock	$203,302
Additional paid-in-capital	219,578,943
Undistributed net investment loss	(20,942)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(20,912,749)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	48,715,356

TOTAL NET ASSETS	$247,563,910

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($247,563,910/20,330,172 shares)	$12.18

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $154,466)	$1,804,817
Interest	1,681

Total Investment Income	1,806,498

EXPENSES:

Management fees (Note 3)	2,650,046
Fund accounting and administration fees (Note 3)	61,888
Transfer agent fees (Note 3)	15,672
Directors’ fees (Note 3)	10,566
Chief Compliance Officer service fees (Note 3)	2,631
Custodian fees	52,878
Miscellaneous	102,561

Total Expenses	2,896,242
Less reduction of expenses (Note 3)	(758)

Net Expenses	2,895,484

NET INVESTMENT LOSS	(1,088,986)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	18,309,383
Foreign currency and translation of other assets and liabilities	(75,704)

18,233,679

Net change in unrealized appreciation appreciation on-
Investments	17,281,571
Foreign currency and translation of other assets and liabilities	12,605

17,294,176

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	35,527,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,438,869

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,088,986)	$(1,203,760)
Net realized gain (loss) on investments, foreign currency and written options	18,233,679	(3,756,944)
Net change in unrealized appreciation on investments and foreign currency	17,294,176	99,105,593

Net increase from operations	34,438,869	94,144,889

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(59,818,922)	(3,905,204)

Net increase (decrease) in net assets	(25,380,053)	90,239,685

NET ASSETS:

Beginning of year	272,943,963	182,704,278

End of year (including undistributed net investment income (loss) of $(20,942) and $0, respectively)	$247,563,910	$272,943,963

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

			For the Years Ended
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.61		$6.99		$11.54	$11.41	$12.10

Income (loss) from investment operations:
Net investment loss	(0.04)[1]		(0.05)[1]		(0.06)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	1.61		3.67		(4.38)	1.25	1.56

Total from investment operations	1.57		3.62		(4.44)	1.17	1.51

Less distributions to shareholders:
From net realized gain on investments	—		—		(0.11)	(1.04)	(2.20)

Net asset value - End of year	$12.18		$10.61		$6.99	$11.54	$11.41

Net assets - End of year
(000’s omitted)	$247,564		$272,944		$182,704	$299,669	$233,072

Total return[2]	14.80%		51.79%		(38.77%)	10.62%	12.52%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.09%		1.11%		1.12%	1.12%	1.14%
Net investment loss	(0.41%	)	(0.55%	)	(0.65% )	(0.75% )	(0.51% )
Portfolio turnover	67%		95%		94%	95%	93%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%[3]		0.01%		N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Life Sciences Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the life sciences industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to advisory clients and employees of the Advisor. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as Life Sciences Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent movements through the time the Series calculates its net asset value. The value of securities used for the net asset value calculation under the procedures may differ from published prices for the same securities. It is the Fund’s

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

policy to classify each foreign equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$236,491,435	$182,331,280	$54,160,155	$—	****
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	11,668,542	11,668,542	—	—
Other financial instruments**:	—	—	—	—

Total assets:	248,159,977	193,999,822	54,160,155	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$248,159,977	$193,999,822	$54,160,155	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	000000000000	000000000000	000000000000
Level 3 reconciliation	Equity Securities		Preferred Securities
Balance as of December 31, 2009 (market value)	$37,739		$231,250
Realized gain (loss)	(365,484)		—
Change in unrealized appreciation (depreciation)***	327,745		(231,250)
Net purchases (sales)	—		—
Transfers in and/or out of Level 3	—		—

Balance as of December 31, 2010 (market value)	$—		$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where an International Fair Value factor from the pricing service was applied to value the security. Such securities are included in Level 2 in the table above.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

***The change in unrealized appreciation (depreciation) on securities still held at December 31, 2010 was $(241,223), which is included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

****Avalon Healthcare Holdings, Inc., Avalon Healthcare Holdings, Inc.- Series D, and Avalon Healthcare Holdings, Inc. 2/27/2014 are Level 3 as of December 31, 2010. However, there is no market value for these securities reported in the financial statements.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended December 31, 2010, the Fund had three foreign equity securities transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
3	$30,576,707	$26,417,257	$(4,159,450)

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

15

Notes to Financial Statements

Restricted securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. As of December 31, 2010, the aggregate value of securities deemed illiquid was $0 representing 0% of the Series’ net assets.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected for the year ended December 31, 2010:

Name of Issuer	Value at 12/31/09	Purchase Cost	Sales Proceeds	Value at 12/31/10	Shares Held at 12/31/10	Dividend Income 12/31/09 through 12/31/10	Net Realized Gain (Loss) 12/31/09 through 12/31/10
Avalon
HealthCare
Holdings, Inc. -
Series D	$231,250	$—	$—	$—	925,000	$—	$—
Avalon
HealthCare
Holdings, Inc.	9,590	—	—	—	38,359	—	—
Avalon
HealthCare
Holdings, Inc. -
Warrants
2/27/2014	383	—	—	—	38,359	—	—

	$241,223	$—	$—	$—	1,001,718	$—	$—

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Notes to Financial Statements

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets. Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series.

17

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS, was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $166,102,061 and $233,048,440, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Life Sciences Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	2,426,114	$26,545,889	3,589,547	$27,786,051
Reinvested	—	—	—	—
Repurchased	(7,813,236)	(86,364,811)	(4,015,779)	(31,691,255)

Total	(5,387,122)	$(59,818,922)	(426,232)	$(3,905,204)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

18

Notes to Financial Statements

8.	LIFE SCIENCES SECURITIES

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses, losses deferred due to wash sales and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

There were no distributions to shareholders for the years ended December 31, 2010 or December 31, 2009. For the year ended December 31, 2010, the Series elected to defer $20,942 of currency losses, attributable to post-October losses.

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$199,954,537
Unrealized appreciation	$54,788,657
Unrealized depreciation	(6,583,217)

Net unrealized appreciation	$48,205,440

Capital loss carryover	20,419,145

At December 31, 2010, the capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$15,858,502	December 31, 2016
$ 4,560,643	December 31, 2017

The capital loss carryover utilized in the current year was $17,300,198.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

20

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

21

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President;
Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

23

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc.

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

24

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)
Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC)web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNLFS-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the course of 2010, the markets experienced several ups and downs driven by well-defined swings in investor sentiment. Optimism fueled strong market returns early in the year, as upbeat economic releases led investors to believe in the potential for a robust U.S. recovery. However, sentiment shifted drastically in May and June as more negative economic news and issues related to Europe’s government debt problems led to notable stock market losses. In another swing, the markets rebounded in the fall amid better economic developments and prospects that the Federal Reserve would enact another round of quantitative easing. That rally generally continued through the end of the year as the markets reacted positively to the U.S. tax compromise, which extended the Bush-era tax cuts for all income brackets.

With equities posting double-digit gains in the third and fourth quarters, the choppy year ended on a strong note, and broad equity indices have now produced back-to-back years of positive results. During 2010, the Russell 2000 Index earned 26.85%, outpacing indexes such as the Russell 1000 and S&P 500, which are composed of larger cap stocks. Similar to the Russell 2000 Index, the Small Cap Series had a return of 25.71%, slightly trailing the index for the year.

In the volatile market environment of 2010, Manning & Napier maintained a selective investment approach and focused on companies that we believe can grow market share. We continued to emphasize quality, targeting best-in-class companies expected to generate sales growth despite a muted economic backdrop, as well as “away game winners” expected to successfully compete in faster-growing markets overseas. Using our active stock selection strategies, our analysts also identified opportunities in certain cyclical industries that have experienced supply cutbacks. Specifically, we have looked for well-positioned companies that can take market share and benefit from tight supply and demand dynamics in certain industries. Overall, the Small Cap Series continues to have a bias toward larger, more stable small cap companies.

During 2010, the Series had a heavy weighting to Energy and Industrials versus the benchmark, which benefited the Series’ relative performance. Additionally, the Series had a relatively high allocation to the Consumer Discretionary and Staples sectors. Meanwhile, noticeably lower exposure to Financials than the benchmark helped relative performance over the past year, yet an underweight to Information Technology detracted from relative returns.

Stock selection decisions modestly aided relative results over the past twelve months. In particular, security selections in the Energy, Industrials, and Information Technology sectors contributed to positive relative performance. Several key Technology and Industrials holdings were either acquired or the subject of takeover speculation in the second half of the year, which helped drive outperformance. In contrast, specific investments in the Consumer Staples, Materials, and Utilities sectors hurt relative returns in 2010.

While economic developments turned more optimistic toward the end of 2010, the U.S. economy still faces significant headwinds, including a struggling housing market, a stagnant job market, a difficult consumer rebalancing act, and high government debt burdens. Given these long-term structural issues, the slow growth environment in the U.S. will likely remain a reality. As the markets fluctuated around this slow growth trend in 2010, Manning & Napier earned solid returns by staying focused on the fundamentals and maintaining our selective investment process. This investment approach has proved beneficial for the past 40 years, and we believe these qualities will remain important as the market environment unfolds in 2011.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

		Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - Small Cap Series[2]	25.71%	-0.30%	6.50%	7.67%
S&P 500 Total Return Index[3]	15.07%	2.30%	1.42%	8.25%
Russell 2000® Index[3]	26.85%	4.47%	6.33%	9.20%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series for the ten years ended December 31, 2010 to the S&P 500 Total Return Index and the Russell 2000® Index.

1Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 1.12%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended December 31, 2010.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The Russell 2000® Index is an unmanaged index that consists of 2,000 U.S. small-capitalization stocks. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,358.20	$6.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.11%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

Market Capitalization		TopTen Stock Holdings[2]
Average	$2,143 Million	Tomra Systems ASA (Norway)	3.1%
Median	1,595 Million	Zoll Medical Corp.	2.9%
Weighted Average	1,963 Million	Imax Corp. (Canada)	2.9%
		First Commonwealth Financial Corp.	2.5%
		Paladin Energy Ltd. (Australia)	2.5%
		RailAmerica, Inc.	2.3%
		Alere, Inc.	2.3%
		Infinera Corp.	2.3%
		Calfrac Well Services Ltd. (Canada)	2.2%
		Eagle Materials, Inc.	2.2%
		2As a percentage of total investments.

4

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 95.1%

Consumer Discretionary - 18.4%
Auto Components - 1.5%
Cooper Tire & Rubber Co.	131,190	$3,093,460

Distributors - 1.9%
Inchcape plc (United Kingdom)*[1]	714,271	3,983,905

Hotels, Restaurants & Leisure - 2.7%
Choice Hotels International, Inc.	52,060	1,992,336
Wendy’s - Arby’s Group, Inc. - Class A	783,990	3,622,034

		5,614,370

Household Durables - 2.9%
Lennar Corp. - Class A	89,340	1,675,125
Rodobens Negocios Imobiliarios S.A. (Brazil)	253,670	2,550,453
Tupperware Brands Corp.	36,310	1,730,898

		5,956,476

Media - 2.8%
Imax Corp. (Canada)*	211,620	5,935,941

Specialty Retail - 5.7%
Chico’s FAS, Inc.	183,690	2,209,791
Dick’s Sporting Goods, Inc.*	96,700	3,626,250
The Finish Line, Inc. - Class A	137,030	2,355,546
Lumber Liquidators Holdings, Inc.*	132,110	3,290,860
Select Comfort Corp.*	39,202	357,914

		11,840,361

Textiles, Apparel & Luxury Goods - 0.9%
Skechers U.S.A., Inc. - Class A*	94,810	1,896,200

Total Consumer Discretionary		38,320,713

Consumer Staples - 8.1%
Food & Staples Retailing - 3.0%
BJ’s Wholesale Club, Inc.*	40,940	1,961,026
SUPERVALU, Inc.	449,320	4,326,952

		6,287,978

Food Products - 5.1%
Diamond Foods, Inc.	45,430	2,415,967
Flowers Foods, Inc.	146,030	3,929,667
Sanderson Farms, Inc.	77,480	3,033,342
Tootsie Roll Industries, Inc.	42,966	1,244,725

		10,623,701

Total Consumer Staples		16,911,679

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Energy - 9.0%
Energy Equipment & Services - 6.6%
Calfrac Well Services Ltd. (Canada)	132,210	$4,552,821
Dril-Quip, Inc.*	26,770	2,080,564
ION Geophysical Corp.*	249,310	2,114,149
Petroleum Geo-Services ASA (Norway)*[1]	144,580	2,272,693
Trican Well Service Ltd. (Canada)	131,340	2,660,352

		13,680,579

Oil, Gas & Consumable Fuels - 2.4%
Paladin Energy Ltd. (Australia)*	1,011,270	5,095,507

Total Energy		18,776,086

Financials - 8.9%
Commercial Banks - 3.6%
First Commonwealth Financial Corp.	733,470	5,192,968
First Financial Bancorp	120,890	2,234,047

		7,427,015

Real Estate Investment Trusts (REITS) - 4.1%
American Campus Communities, Inc.	63,600	2,019,936
Corporate Office Properties Trust	85,740	2,996,613
DuPont Fabros Technology, Inc.	65,620	1,395,737
Home Properties, Inc.	37,670	2,090,308

		8,502,594

Thrifts & Mortgage Finance - 1.2%
First Niagara Financial Group, Inc.	183,630	2,567,147

Total Financials		18,496,756

Health Care - 10.6%
Health Care Equipment & Supplies - 5.2%
Alere, Inc.*	130,026	4,758,952
Zoll Medical Corp.*	162,290	6,042,057

		10,801,009

Health Care Providers & Services - 3.0%
Cross Country Healthcare, Inc.*	306,770	2,598,342
Diagnosticos da America S.A. (Brazil)	277,760	3,764,819

		6,363,161

Life Sciences Tools & Services - 2.4%
Sequenom, Inc.*	543,940	4,362,399
WuXi PharmaTech (Cayman), Inc. - ADR (Cayman Islands)*	37,940	612,352

		4,974,751

Total Health Care		22,138,921

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)
COMMON STOCKS (continued)

Industrials - 25.2%
Air Freight & Logistics - 1.5%
Atlas Air Worldwide Holdings, Inc.*	54,360	$3,034,919

Airlines - 3.3%
Copa Holdings S.A. - Class A (Panama)	49,220	2,896,105
US Airways Group, Inc.*	403,220	4,036,232

		6,932,337

Commercial Services & Supplies - 3.1%
Tomra Systems ASA (Norway)[1]	962,570	6,408,360

Construction & Engineering - 1.3%
MYR Group, Inc.*	132,670	2,786,070

Machinery - 9.2%
ArvinMeritor, Inc.*	106,240	2,180,045
Astec Industries, Inc.*	77,910	2,525,063
Lindsay Corp.	41,890	2,489,523
Titan International, Inc.	197,330	3,855,828
Wabash National Corp.*	352,300	4,174,755
Wabtec Corp.	38,840	2,054,248
Westport Innovations, Inc. (Canada)*	101,140	1,873,113

		19,152,575

Marine - 1.0%
D/S Norden (Denmark)[1]	58,760	2,135,915

Road & Rail - 5.8%
Heartland Express, Inc.	257,840	4,130,597
Knight Transportation, Inc.	163,490	3,106,310
RailAmerica, Inc.*	373,540	4,837,343

		12,074,250

Total Industrials		52,524,426

Information Technology - 8.3%
Communications Equipment - 3.7%
Infinera Corp.*	454,180	4,691,679
Riverbed Technology, Inc.*	82,700	2,908,559

		7,600,238

Computers & Peripherals - 0.5%
Compellent Technologies, Inc.*	38,570	1,064,146

Internet Software & Services - 1.1%
VistaPrint N.V. (Netherlands)*	49,000	2,254,000

Software - 3.0%
Fortinet, Inc.*	75,730	2,449,865

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Information Technology (continued)
Software (continued)
SolarWinds, Inc.*	201,600	$3,880,800

		6,330,665

Total Information Technology		17,249,049

Materials - 5.5%
Chemicals - 3.3%
Calgon Carbon Corp.*	244,600	3,698,352
Flotek Industries, Inc.*	253,510	1,381,629
The Scotts Miracle-Gro Co. - Class A	35,400	1,797,258

		6,877,239

Construction Materials - 2.2%
Eagle Materials, Inc.	160,990	4,547,968

Total Materials		11,425,207

Utilities - 1.1%
Independent Power Producers & Energy Traders - 1.1%
GenOn Energy, Inc.*	607,963	2,316,339

TOTAL COMMON STOCKS (Identified Cost $156,046,584)		198,159,176

SHORT-TERM INVESTMENTS - 3.9%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.14% (Identified Cost $8,181,636)	8,181,636	8,181,636

TOTAL INVESTMENTS - 99.0%
(Identified Cost $164,228,220)		206,340,812
OTHER ASSETS, LESS LIABILITIES - 1.0%		2,056,296

NET ASSETS - 100%		$208,397,108

ADR - American Depository Receipt

*Non-income producing security

1International Fair Value factor from pricing service was applied.

2Rate shown is the current yield as of December 31, 2010.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $164,228,220) (Note 2)	$206,340,812
Cash	80,722
Receivable for securities sold	8,975,034
Dividends receivable	137,758
Receivable for fund shares sold	125,007

TOTAL ASSETS	215,659,333

LIABILITIES:

Accrued management fees (Note 3)	173,847
Accrued fund accounting and administration fees (Note 3)	7,087
Accrued transfer agent fees (Note 3)	2,616
Accrued Chief Compliance Officer service fees (Note 3)	245
Payable for securities purchased	6,668,895
Payable for fund shares repurchased	348,981
Other payables and accrued expenses	60,554

TOTAL LIABILITIES	7,262,225

TOTAL NET ASSETS	$208,397,108

NET ASSETS CONSIST OF:

Capital stock	$224,225
Additional paid-in-capital	231,014,775
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(64,954,922)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	42,113,030

TOTAL NET ASSETS	$208,397,108

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($208,397,108/22,422,525 shares)	$9.29

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $22,940)	$1,740,239
Interest	55

Total Investment Income	1,740,294

EXPENSES:

Management fees (Note 3)	1,768,512
Fund accounting and administration fees (Note 3)	50,321
Transfer agent fees (Note 3)	16,169
Directors’ fees (Note 3)	9,389
Chief Compliance Officer service fees (Note 3)	2,631
Custodian fees	20,527
Miscellaneous	107,635

Total Expenses	1,975,184
Less reduction of expenses (Note 3)	(758)

Net Expenses	1,974,426

NET INVESTMENT LOSS	(234,132)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	28,499,262
Foreign currency and translation of other assets and liabilities	(4,579)

28,494,683

Net change in unrealized appreciation on- Investments	14,571,251
Foreign currency and translation of other assets and liabilities	229

14,571,480

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	43,066,163

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 42,832,031

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment loss	$(234,132)	$(481,098)
Net realized gain (loss) on investments and foreign currency	28,494,683	(22,236,560)
Net change in unrealized appreciation on investments and foreign currency	14,571,480	78,307,749

Net increase from operations	42,832,031	55,590,091

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(6,344,912)	(3,842,395)

Net increase in net assets	36,487,119	51,747,696

NET ASSETS:

Beginning of year	171,909,989	120,162,293

End of year (including undistributed net investment income of $0 and $0, respectively)	$208,397,108	$171,909,989

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

	For the Years Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.39	$4.98	$10.21	$13.08	$13.66

Income (loss) from investment operations:
Net investment loss	(0.01)[1]	(0.02)[1]	(0.02)	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments	1.91	2.43	(5.12)	(1.25)	2.55

Total from investment operations	1.90	2.41	(5.14)	(1.26)	2.50

Less distributions to shareholders:
From net realized gain on investments	—	—	(0.09)	(1.61)	(3.08)

Net asset value - End of year	$9.29	$7.39	$4.98	$10.21	$13.08

Net assets - End of year (000’s omitted)	$208,397	$171,910	$120,162	$184,998	$175,491

Total return[2]	25.71%	48.39%	(50.68% )	(9.32% )	18.06%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.12%	1.15%	1.15%	1.14%	1.16%
Net investment loss	(0.13% )	(0.34% )	(0.39% )	(0.08% )	(0.40% )
Portfolio turnover	75%	76%	68%	64%	85%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%[3]	0.00%[3]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Small Cap Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 87.5 million have been designated as Small Cap Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

movements through the time the Series calculates its net asset value. The value of securities used for the net asset value calculation under the procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

	000000000000000	000000000000000	000000000000000	000000000000000
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$198,159,176	$183,358,303	$14,800,873	$—
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	8,181,636	8,181,636	—	—
Other financial instruments**:	—	—	—	—

Total assets:	206,340,812	191,539,939	14,800,873	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$206,340,812	$191,539,939	$14,800,873	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where an International Fair Value factor from the pricing service was applied to value the security. Such securities are included in Level 2 in the table above.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2009 or December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended December 31, 2010, the Fund had one foreign equity security transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
1	$4,605,200	$6,408,360	$1,803,160

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series.

Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $127,636,610 and $138,310,342, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of Small Cap Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	2,171,584	$16,811,321	3,622,635	$20,933,139
Reinvested	—	—	—	—
Repurchased	(3,002,811)	(23,156,233)	(4,476,178)	(24,775,534)

Total	(831,227)	$(6,344,912)	(853,543)	$(3,842,395)

Approximately 90% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing

17

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS (continued)

the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, losses deferred due to wash sales and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

There were no distributions to shareholders for the years ended December 31, 2010 or December 31, 2009.

At December 31, 2010 , the tax basis of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$164,228,221
Unrealized appreciation	$45,444,657
Unrealized depreciation	(3,332,066)

Net unrealized appreciation	$42,112,591

Capital loss carryover	64,954,922

At December 31, 2010, the capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$12,581,033	December 31, 2016
$52,373,889	December 31, 2017

The capital loss carryover utilized in the current year was $28,485,949.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

20

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village
Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning

& Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This page Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNSCS-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the course of 2010, the markets experienced several ups and downs driven by well-defined swings in investor sentiment. Optimism fueled strong market returns early in the year, as upbeat economic releases led investors to believe in the potential for a robust U.S. recovery. However, sentiment shifted drastically in May and June as more negative economic news and issues related to Europe’s government debt problems led to notable stock market losses. In another swing, the markets rebounded in the fall amid better economic developments and prospects that the Federal Reserve would enact another round of quantitative easing. That rally generally continued through the end of the year as the markets reacted positively to the U.S. tax compromise, which extended the Bush-era tax cuts for all income brackets.

With equities posting double-digit gains in the third and fourth quarters, the choppy year ended on a strong note, and broad equity indices have now produced back-to-back years of positive results. For the twelve months ending December 31, 2010, the S&P 500 Index returned 15.07%, while the S&P 500 Information Technology Index earned 10.23%.

The Technology Series had a 19.53% return during 2010, outpacing the S&P 500 Information Technology Index as well as the broader stock market. More importantly, the Series continues to have a strong track record relative to the broad market and the sector-specific benchmark over the current market cycle, which includes both a bull and a bear market. Over this current cycle, the Technology Series has earned an annualized return of 20.44%, compared to the 7.52% return of the S&P 500 Index and the 11.11% return of the S&P 500 Information Technology Index.

In the volatile market environment of 2010, Manning & Napier maintained a selective investment approach and focused on companies that we believe can grow market share. We continued to emphasize quality, targeting best-in-class companies expected to generate sales growth despite a muted economic backdrop, as well as “away game winners” expected to successfully compete in faster-growing markets overseas.

Focusing on companies with strong fundamentals and favorable growth drivers, we took advantage of the market swings in 2010. During the market pullback in the second quarter, we added stocks with strong secular (i.e., non-cyclical) growth prospects that fit our Strategic Profile strategy, which seeks companies with a leading competitive advantage. Earlier in 2010 the Series reduced exposure to early cyclical companies, such as investments in the semiconductor capital equipment industry.

As the year progressed, there was an increased premium placed on sustainable, high-growth technology companies, particularly small and mid-cap stocks related to thematic trends such as cloud computing. Therefore, in the second half of the year, the Series benefited from owning some of these small and mid-cap holdings perceived to be long-term growth companies and attractive acquisition targets. Several of our selections were the subject of merger and acquisition activity and speculation, which led to outsized returns. In cases when the Advisor viewed the price appreciation as more speculative in nature, we took gains and trimmed the positions. Conversely, over the past year many large cap technology vendors with solid growth potential and sustainable competitive advantages have underperformed. At the end of the year, we began to increase exposure to many of these more attractively valued companies.

Over the last twelve months, specific stock selections significantly boosted the Technology Series’ outperformance. In particular, investments in the communications equipment, software, internet software & services, and wireless telecommunications services industries were the primary drivers of strong relative results. In contrast, security selections in the semiconductor capital equipment and IT services industries detracted from relative returns in 2010. The Series continues to maintain a heavy weighting to the communications equipment and internet software & services industries versus the benchmark.

While economic developments turned more optimistic toward the end of 2010, the U.S. economy still faces significant headwinds, including a struggling housing market, a stagnant job market, a difficult consumer rebalancing act, and high government debt burdens. Given these long-term structural issues, the slow growth environment in the U.S. will likely

1

Management Discussion and Analysis (unaudited)

remain a reality. As the markets fluctuated around this slow growth trend in 2010, Manning & Napier earned solid returns by staying focused on the fundamentals and maintaining our selective investment process. This investment approach has proved beneficial for the past 40 years, and we believe these qualities will remain important as the market environment unfolds in 2011.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2010 (unaudited)

		Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Ten Year	Since Inception [1]
Manning & Napier Fund, Inc. - Technology Series[2]	19.53%	9.81%	6.44%	2.83%
S&P 500 Total Return Index[3]	15.07%	2.30%	1.42%	0.28%
S&P 500 Information Technology Index[3]	10.23%	5.04%	-1.00%	-5.89%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series from its current activation1 (8/8/00) to present (12/31/10) to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

1Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 1.12%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for the year ended December 31, 2010.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Information Technology Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of technology related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period 7/1/10-12/31/10*
Actual	$1,000.00	$1,346.10	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.11%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2010 (unaudited)

TopTen Stock Holdings[2]
QUALCOMM, Inc.	4.8%	Infinera Corp.	3.9%
Microsoft Corp.	4.8%	Cerner Corp.	3.8%
Cisco Systems, Inc.	4.8%	VistaPrint N.V. (Netherlands)	3.8%
Google, Inc. - Class A	4.3%	Autodesk, Inc.	3.6%
Juniper Networks, Inc.	4.1%	Liberty Global, Inc. - Class A	3.5%

2As a percentage of total investments.

5

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 97.5%

Consumer Discretionary - 3.5%
Media - 3.5%
Liberty Global, Inc. - Class A*	165,000	$5,837,700

Health Care - 3.8%
Health Care Technology - 3.8%
Cerner Corp.*	67,580	6,402,529

Information Technology - 85.7%
Communications Equipment - 23.8%
Alcatel-Lucent - ADR (France)*	1,570,600	4,648,976
Cisco Systems, Inc.*	394,000	7,970,620
Infinera Corp.*	638,430	6,594,982
Juniper Networks, Inc.*	187,800	6,933,576
QUALCOMM, Inc.	164,130	8,122,794
Riverbed Technology, Inc.*	160,000	5,627,200

		39,898,148

Computers & Peripherals - 6.9%
Apple, Inc.*	12,400	3,999,744
Compellent Technologies, Inc.*	78,000	2,152,020
EMC Corp.*	158,600	3,631,940
Immersion Corp.*	257,000	1,724,470

		11,508,174

Electronic Equipment, Instruments & Components - 3.4%
Amphenol Corp. - Class A	107,850	5,692,323

Internet Software & Services - 15.1%
comScore, Inc.*	247,530	5,522,394
Google, Inc. - Class A*	12,230	7,264,253
NetEase.com, Inc. - ADR (China)*	34,960	1,263,804
Tencent Holdings Ltd. (China)[1]	91,500	1,986,414
VistaPrint N.V. (Netherlands)*	139,000	6,394,000
Vocus, Inc.*	105,000	2,904,300

		25,335,165

IT Services - 11.4%
Accenture plc - Class A (Ireland)	112,000	5,430,880
Amadeus IT Holding S.A. - Class A (Spain)*[1]	176,000	3,698,695
Amdocs Ltd. (Guernsey)*	210,000	5,768,700
Cap Gemini S.A. (France)[1]	89,000	4,160,718

		19,058,993

Semiconductors & Semiconductor Equipment - 7.4%
Advantest Corp. (Japan)[1]	196,000	4,406,708
Sumco Corp. (Japan)*[1]	330,500	4,706,133

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Tokyo Electron Ltd. (Japan)[1]	51,000	$3,211,021

		12,323,862

Software - 17.7%
Adobe Systems, Inc.*	48,650	1,497,447
Autodesk, Inc.*	158,000	6,035,600
Fortinet, Inc.*	143,000	4,626,050
Microsoft Corp.	288,900	8,066,088
SAP AG - ADR (Germany)	73,000	3,694,530
SolarWinds, Inc.*	300,000	5,775,000

		29,694,715

Total Information Technology		143,511,380

Materials - 4.5%
Chemicals - 4.5%
Monsanto Co.	57,790	4,024,496
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	65,000	3,503,277

Total Materials		7,527,773

TOTAL COMMON STOCKS (Identified Cost $132,016,139)		163,279,382

CORPORATE BONDS - 1.6%

Non-Convertible Corporate Bonds - 1.6%
Telecommunication Services - 1.6%
Diversified Telecommunication Services - 1.6%
Clearwire Communications LLC - Clearwire Finance, Inc.[2], 12.00%, 12/1/2015 (Identified Cost $2,516,553)	$2,500,000	2,700,000

SHORT-TERM INVESTMENTS - 1.1%
Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.14% (Identified Cost $1,754,448)	1,754,448	1,754,448

TOTAL INVESTMENTS - 100.2% (Identified Cost $136,287,140)		167,733,830
LIABILITIES, LESS OTHER ASSETS - (0.2%)		(333,985)

NET ASSETS - 100%		$167,399,845

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

ADR - American Depository Receipt

*Non-income producing security

1International Fair Value factor from pricing service was applied.

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security has been sold under rule 144A and has been determined to be liquid under guidelines established by the Board of Directors. This security amounts to $2,700,000, or 1.6%, of the Series’ net assets as of December 31, 2010.

3Rate shown is the current yield as of December 31, 2010.

8	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $136,287,140) (Note 2)	$167,733,830
Receivable for fund shares sold	109,207
Interest receivable	25,547
Foreign tax reclaims receivable	7,951
Dividends receivable	2,884

TOTAL ASSETS	167,879,419

LIABILITIES:

Accrued management fees (Note 3)	147,924
Accrued fund accounting and administration fees (Note 3)	6,690
Accrued transfer agent fees (Note 3)	2,219
Accrued Chief Compliance Officer service fees (Note 3)	245
Payable for fund shares repurchased	266,423
Audit fees payable	31,285
Other payables and accrued expenses	24,788

TOTAL LIABILITIES	479,574

TOTAL NET ASSETS	$167,399,845

NET ASSETS CONSIST OF:

Capital stock	$143,927
Additional paid-in-capital	150,453,267
Undistributed net investment loss	(169)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(14,643,870)
Net unrealized appreciation on investments	31,446,690

TOTAL NET ASSETS	$167,399,845

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($167,399,845/14,392,678 shares)	$11.63

The accompanying notes are an integral part of the financial statements.	9

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $45,896)	$569,714
Interest	297,916

Total Investment Income	867,630

EXPENSES:

Management fees (Note 3)	1,614,799
Fund accounting and administration fees (Note 3)	48,336
Transfer agent fees (Note 3)	13,289
Directors’ fees (Note 3)	9,348
Chief Compliance Officer service fees (Note 3)	2,630
Custodian fees	17,094
Miscellaneous	98,874

Total Expenses	1,804,370
Less reduction of expenses (Note 3)	(758)

Net Expenses	1,803,612

NET INVESTMENT LOSS	(935,982)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on Investments	16,824,084
Foreign currency and translation of other assets and liabilities	(1,436)

16,822,648

Net change in unrealized appreciation on investments	14,923,959

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	31,746,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,810,625

10	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment loss	$(935,982)	$(1,012,429)
Net realized gain on investments and foreign currency	16,822,648	4,676,879
Net change in unrealized appreciation on investments and foreign currency	14,923,959	66,974,543

Net increase from operations	30,810,625	70,638,993

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(21,141,317)	(36,020,529)

Net increase in net assets	9,669,308	34,618,464

NET ASSETS:

Beginning of year	157,730,537	123,112,073

End of year (including undistributed net investment income (loss) of $(169) and $0, respectively)	$167,399,845	$157,730,537

The accompanying notes are an integral part of the financial statements.	11

Financial Highlights

			For the Years Ended
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.73		$6.01		$11.29	$10.41	$8.37

Income (loss) from investment operations:
Net investment loss	(0.06)[1]		(0.05)[1]		(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.96		3.77		(5.09)	2.34	2.05

Total from investment operations	1.90		3.72		(5.14)	2.29	2.04

Less distributions to shareholders:
From net realized gain on investments	—		—		(0.14)	(1.41)	—

Net asset value - End of year	$11.63		$9.73		$6.01	$11.29	$10.41

Net assets - End of year (000’s omitted)	$167,400		$157,731		$123,112	$227,679	$167,252

Total return[2]	19.53%		61.90%		(45.86% )	22.55%	24.37%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.12%		1.13%		1.13%	1.13%	1.16%
Net investment loss	(0.58%	)	(0.68%	)	(0.53% )	(0.53% )	(0.14%	)
Portfolio turnover	70%		55%		65%	79%	83%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%	[3]	0.00%	[3]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

12	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Technology Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as Technology Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including corporate bonds, will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent movements through the time the Series calculates its net asset value. The value of securities used for the net asset value calculation under the procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$163,279,382	$137,606,416	$25,672,966	$—
Preferred securities	—	—	—	—
Debt securities:	—	—		—
Corporate debt	2,700,000	—	2,700,000	—
Mutual funds	1,754,448	1,754,448	—	—
Other financialinstruments**:	—	—	—	—

Total assets:	167,733,830	139,360,864	28,372,966	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$167,733,830	$139,360,864	$28,372,966	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where an International Fair Value factor from the pricing service was applied to value the security. Such securities are included in Level 2 in the table above.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2009 or December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended December 31, 2010, the Fund had three foreign equity securities transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
3	$13,971,009	$11,778,448	$(2,192,561)

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2010, the Advisor voluntarily

16

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series.Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $103,664,949 and $112,200,278 respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Technology Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	1,704,514	$17,060,290	1,678,722	$12,866,101
Reinvested	—	—	—	—
Repurchased	(3,526,619)	(38,201,607)	(5,953,766)	(48,886,630)

Total	(1,822,105)	$(21,141,317)	(4,275,044)	$(36,020,529)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly

17

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS (continued)

with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	TECHNOLOGY SECURITIES

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses, losses deferred due to wash sales and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

There were no distributions to shareholders for the years ended December 31, 2010 or December 31, 2009.

For the year ended December 31, 2010, the Series elected to defer $169 of currency losses, attributable to post-October losses.

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$136,399,096
Unrealized appreciation	$35,210,118
Unrealized depreciation	(3,875,384)

Net unrealized appreciation	$31,334,734

Capital loss carryover	14,531,914

At December 31, 2010, the capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$3,181,311	December 31,2016
$11,350,603	December 31,2017

The capital loss carryover utilized in the current year was $16,462,115.

18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

20

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-present)

GMP Companies (2000-present)

HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010) Pioneering Technologies (2006-2009) Vensearch Capital Corp. (2003-2007)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This Page Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNTEC-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the course of 2010, the markets experienced several ups and downs driven by well-defined swings in investor sentiment. Optimism fueled strong market returns early in the year, as upbeat economic releases led investors to believe in the potential for a robust U.S. recovery. However, sentiment shifted drastically in May and June as more negative economic news and issues related to Europe’s government debt problems led to notable stock market losses. In another swing, the markets rebounded in the fall amid better economic developments and prospects that the Federal Reserve would enact another round of quantitative easing. That rally generally continued through the end of the year as the markets reacted positively to the U.S. tax compromise, which extended the Bush-era tax cuts for all income brackets.

With equities posting double-digit gains in the third and fourth quarters, the choppy year ended on a strong note, and broad equity indices have now produced back-to-back years of positive results. For the twelve months ending December 31, 2010, the S&P 500 Index returned 15.07%, while the S&P 500 Financial Services Index earned 12.17%. With a return of 6.56% during 2010, the Financial Services Series lagged behind the broad market and the sector-specific benchmark.

In the volatile market environment of 2010, Manning & Napier maintained a selective investment approach and focused on companies that we believe can grow market share. We continued to emphasize quality, targeting best-in-class companies expected to generate sales growth despite a muted economic backdrop, as well as “away game winners” expected to successfully compete in faster-growing markets overseas. Specifically, the Financial Services Series has invested in institutions that are well capitalized and have firm profitability, which we believe should allow them to take market share as weaker competitors struggle in the difficult credit environment.

Over the past year, the Series increased exposure to diversified financial services and commercial banks. Focusing on institutions with strong capital and deposit bases, the Advisor looked to invest in those companies that could benefit from the challenging banking environment through loan growth and market share gains. We favored financial institutions that operate in faster-growing Emerging Markets, and thus the Series added exposure to international companies during 2010. During the latter half of the year, the Series trimmed positions in the insurance industry.

Stock selection decisions in the insurance and capital markets industries aided the Financial Services Series’ relative results over the last twelve months. However, security selections in the IT services and commercial banking industries hurt relative returns. An underweight to Real Estate Investment Trusts (REITS) versus the benchmark also detracted from relative performance.

While economic developments turned more optimistic toward the end of 2010, the global economy still faces significant headwinds, including high consumer and government debt burdens. Given these long-term structural issues, the slow growth environment in the developed world will likely remain a reality. As the markets fluctuated around this slow growth trend in 2010, Manning & Napier earned solid returns by staying focused on the fundamentals and maintaining our selective investment process. This investment approach has proved beneficial over the past 40 years, and we believe these qualities will remain important as the market environment unfolds in 2011.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

		Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Financial Services Series[2]	6.56%	-7.89%	-5.98%
S&P 500 Total Return Index[3]	15.07%	2.30%	3.14%
S&P 500 Financials Index[3]	12.17%	-10.56%	-8.22%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Financial Services Series from its inception1 (7/1/05) to present (12/31/10) to the S&P 500 Total Return Index and the S&P 500 Financials Index.

1Performance numbers for the Series and Indices are calculated from July 1, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 1.14%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for the year ended December 31, 2010.

3The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The S&P 500 Financials Index, a sub-index of the S&P 500 Total Return Index, includes the stocks of companies involved in the business of financial related products and services. Both Indices’ returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,164.20	$6.27
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

TopTen Stock Holdings[2]
Moody’s Corp.	5.0%	U.S. Bancorp	3.2%
JPMorgan Chase & Co.	4.7%	Brown & Brown, Inc.	3.2%
The Bank of New York Mellon Corp.	4.6%	The Charles Schwab Corp.	3.1%
The Western Union Co.	3.9%	State Street Corp.	3.1%
GAM Holding AG (Switzerland)	3.9%	Willis Group Holdings plc (United Kingdom)	3.1%
2As a percentage of total investments.

4

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 94.5%

Financials - 79.0%
Capital Markets - 24.0%
The Bank of New York Mellon Corp.[1]	219,000	$6,613,800
The Charles Schwab Corp.	264,000	4,517,040
Credit Suisse Group AG - ADR (Switzerland)	28,600	1,155,726
Evercore Partners, Inc. - Class A	46,700	1,587,800
Financial Engines, Inc.*	83,000	1,645,890
GAM Holding AG (Switzerland)*[2]	342,110	5,654,985
The Goldman Sachs Group, Inc.	18,300	3,077,328
Greenhill & Co., Inc.	16,800	1,372,224
Lazard Ltd. - Class A (Bermuda)	37,500	1,480,875
Northern Trust Corp.	54,000	2,992,140
State Street Corp.	97,000	4,494,980

		34,592,788

Commercial Banks - 15.6%
Banco Santander S.A. - ADR (Spain)	385,000	4,100,250
Barclays plc - ADR (United Kingdom)	66,000	1,090,320
First Commonwealth Financial Corp.	423,000	2,994,840
First Financial Bancorp	80,000	1,478,400
HSBC Holdings plc - ADR (United Kingdom)	83,540	4,263,882
Societe Generale - ADR (France)[3]	117,550	1,277,769
Standard Chartered plc (United Kingdom)[2]	98,700	2,664,463
U.S. Bancorp	169,670	4,576,000

		22,445,924

Consumer Finance - 3.7%
American Express Co.	90,000	3,862,800
Discover Financial Services	83,000	1,537,990

		5,400,790

Diversified Financial Services - 12.6%
Bank of America Corp.	119,000	1,587,460
Deutsche Boerse AG (Germany)[2]	37,000	2,556,370
JPMorgan Chase & Co.	161,000	6,829,620
Moody’s Corp.	271,000	7,192,340

		18,165,790

Insurance - 15.0%
Allianz SE (Germany)[2]	37,000	4,396,181
The Allstate Corp.	124,000	3,953,120
Brown & Brown, Inc.	190,000	4,548,600
Willis Group Holdings plc (United Kingdom)	128,000	4,432,640
Zurich Financial Services AG (Switzerland)[2]	16,500	4,272,951

		21,603,492

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Real Estate Investment Trusts (REITS) - 1.8%
Corporate Office Properties Trust	76,000	$2,656,200

Thrifts & Mortgage Finance -6.3%
First Niagara Financial Group, Inc.	296,000	4,138,080
Hudson City Bancorp, Inc.	98,000	1,248,520
People’s United Financial, Inc.	261,540	3,664,175

		9,050,775

Total Financials		113,915,759

Information Technology - 15.5%
IT Services - 15.5%
Automatic Data Processing, Inc.	85,550	3,959,254
Cielo S.A. (Brazil)	330,000	2,673,795
MasterCard, Inc. - Class A	17,900	4,011,569
Redecard S.A. (Brazil)	173,000	2,193,765
Visa, Inc. - Class A	54,000	3,800,520
The Western Union Co.	305,000	5,663,850

Total Information Technology		22,302,753

TOTAL COMMON STOCKS (Identified Cost $130,347,359)		136,218,512

SHORT-TERM INVESTMENTS - 5.5%
Dreyfus Cash Management, Inc. - Institutional Shares[4], 0.14% (Identified Cost $7,948,572)	7,948,572	7,948,572

TOTAL INVESTMENTS - 100.0% (Identified Cost $138,295,931)		144,167,084
OTHER ASSETS, LESS LIABILITIES - 0.0%**		12,368

NET ASSETS - 100%		$144,179,452

ADR - American Depository Receipt

*Non-income producing security

**Less than 0.1%

1The Bank of New York Mellon Corp. is the Series’ custodian and serves as sub-accountant and sub-transfer agent to the Series.

2International Fair Value factor from pricing service was applied.

3Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

4Rate shown is the current yield as of December 31, 2010.

6	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $138,295,931) (Note 2)	$144,167,084
Dividends receivable	192,168
Receivable for fund shares sold	130,496
Foreign tax reclaims receivable	77,884

TOTAL ASSETS	144,567,632

LIABILITIES:

Accrued management fees (Note 3)	120,821
Accrued fund accounting and administration fees (Note 3)	5,814
Accrued transfer agent fees (Note 3)	2,204
Accrued Chief Compliance Officer service fees (Note 3)	244
Payable for fund shares repurchased	196,774
Audit fees payable	31,404
Other payables and accrued expenses	30,919

TOTAL LIABILITIES	388,180

TOTAL NET ASSETS	$144,179,452

NET ASSETS CONSIST OF:

Capital stock	$246,943
Additional paid-in-capital	245,783,982
Undistributed net investment income	47,982
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(107,777,337)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	5,877,882

TOTAL NET ASSETS	$144,179,452

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($144,179,452/24,694,313 shares)	$5.84

The accompanying notes are an integral part of the financial statements.	7

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $109,907)	$3,283,753

EXPENSES:

Management fees (Note 3)	1,335,265
Fund accounting and administration fees (Note 3)	44,538
Transfer agent fees (Note 3)	13,420
Directors’ fees (Note 3)	8,677
Chief Compliance Officer service fees (Note 3)	2,621
Custodian fees	22,739
Miscellaneous	102,337

Total Expenses	1,529,597
Less reduction of expenses (Note 3)	(758)

Net Expenses	1,528,839

NET INVESTMENT INCOME	1,754,914

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	2,654,084
Foreign currency and translation of other assets and liabilities	(7,057)

2,647,027

Net change in unrealized appreciation (depreciation) on- Investments	4,470,053
Foreign currency and translation of other assets and liabilities	6,084

4,476,137

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	7,123,164

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,878,078

8	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$1,754,914	$2,884,947
Net realized gain (loss) on investments and foreign currency	2,647,027	(42,361,984)
Net change in unrealized appreciation on investments and foreign currency	4,476,137	57,427,697

Net increase from operations	8,878,078	17,950,660

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(1,786,293)	(2,990,961)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	6,672,693	(13,914,002)

Net increase in net assets	13,764,478	1,045,697

NET ASSETS:

Beginning of year	130,414,974	129,369,277

End of year (including undistributed net investment income of $47,982 and $43,192, respectively)	$144,179,452	$130,414,974

The accompanying notes are an integral part of the financial statements.	9

Financial Highlights

			For the Years Ended
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$5.55		$5.14		$9.34	$12.51	$10.70

Income (loss) from investment operations:
Net investment income	0.07[1]		0.10[1]		0.17	0.19	0.10
Net realized and unrealized gain (loss) on investments	0.29		0.44		(4.19)	(2.36)	2.00

Total from investment operations	0.36		0.54		(4.02)	(2.17)	2.10

Less distributions to shareholders:
From net investment income	(0.07)		(0.13)		(0.18)	(0.18)	(0.11)
From net realized gain on investments	—		—		—	(0.82)	(0.18)

Total distributions to shareholders	(0.07)		(0.13)		(0.18)	(1.00)	(0.29)

Net asset value - End of year	$5.84		$5.55		$5.14	$9.34	$12.51

Net assets - End of year (000’s omitted)	$144,179		$130,415		$129,369	$220,097	$132,855

Total return[2]	6.56%		10.54%		(42.98%)	(17.46%)	19.62%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.14%		1.14%		1.12%	1.15%	1.18%
Net investment income	1.31%		2.01%		2.34%	1.72%	1.14%
Portfolio turnover	49%		98%		41%	38%	30%

*The investment advisor did not impose all or a portion of its management fees, CCO fees and fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%	[3]	0.00%	[3]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total returns would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

10	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Financial Services Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in the financial services industry.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as Financial Services Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent movements through the time the Series calculates its net asset value. The value of securities used for the net asset value calculation under the procedures may differ from published prices for the same securities. It is the Fund’s

11

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

policy to classify each foreign equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

	000000000000000	000000000000000	000000000000000	000000000000000
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$136,218,512	$115,395,793	$20,822,719	$—
Preferred securities	—	—	—	—
Debt securities	—	—	—	—
Mutual funds	7,948,572	7,948,572	—	—
Other financial instruments**:	—	—	—	—

Total assets:	144,167,084	123,344,365	20,822,719	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$144,167,084	$123,344,365	$20,822,719	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where a latest quoted sales price is not available and the latest quoted bid price was used to value the security or foreign securities where an International Fair Value factor from the pricing service was applied to value the security. Such securities are included in Level 2 in the table above.

** Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2009 or December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended December 31, 2010, the Fund had three foreign equity securities transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

000000000000000000	000000000000000000	000000000000000000	000000000000000000
Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
3	$ 8,954,028	$ 14,324,117	$ 5,370,089

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2010, the Advisor voluntarily

14

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $63,810,863 and $62,850,672, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Financial Services Series were:

	For the Year		For the Year
	Ended 12/31/10		Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	3,059,077	$17,083,766	11,190,234	$55,137,124
Reinvested	298,746	1,727,732	534,460	2,895,097
Repurchased	(2,175,056)	(12,138,805)	(13,401,764)	(71,946,223)

Total	1,182,767	$6,672,693	(1,677,070)	$(13,914,002)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly

15

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS (continued)

with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FINANCIAL SERVICES SECURITIES

The Series may focus its investments in certain related financial services industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in real estate investment trusts (REITs), foreign currency gains and losses and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year	For the Year
	Ended 12/31/10	Ended 12/31/09
Ordinary income	$1,786,293	$2,990,961

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$138,419,949
Unrealized appreciation	$9,659,996
Unrealized depreciation	(3,912,861)

Net unrealized appreciation	$5,747,135

Capital loss carryover	107,605,337

16

Notes to Financial Statements

9.	FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2010, the capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$50,750,210	December 31, 2016
$51,187,679	December 31, 2017
$ 5,667,448	December 31, 2018

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Financial Services Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Financial Services Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

18

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $1,786,293 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 99.37%, or if different, the maximum allowable under tax law.

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

20

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-present) HLTH Corp. (2000-present) Cheyne Capital International (2000-present) MPM Bio-equities (2000-present) GMP Companies (2000-present) HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010) Pioneering Technologies (2006-2009) Vensearch Capital Corp. (2003-2007)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)
Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning

& Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This page Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNFNS-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the course of 2010, the markets experienced several ups and downs driven by well-defined swings in investor sentiment. Optimism fueled strong market returns early in the year, as positive economic releases led investors to believe in the potential for a robust U.S. recovery. However, sentiment shifted drastically in May and June as more negative economic news and issues related to Europe’s government debt problems led to notable market losses. In another swing, the markets rebounded in the fall amid better economic developments and prospects that the Federal Reserve would enact another round of quantitative easing. That rally generally continued through the end of the year as the markets reacted positively to the U.S. tax compromise, which extended the Bush-era tax cuts for all income brackets.

With solid gains in the third and fourth quarters, the choppy year ended on a fairly strong note, and broad market indices have now produced back-to-back years of positive results. For the twelve months ending December 31, 2010, the Morgan Stanley Capital International (MSCI) U.S. REIT Index returned 28.48%, noticeably outpacing the S&P 500 Total Return Index, which earned 15.07%. In its first full year of operations, the Real Estate Series had a 24.4% return, outperforming the broad market yet trailing the U.S. REIT Index.

Because of the Advisor’s outlook for a slow, uneven U.S. recovery, the Real Estate Series has maintained a conservative positioning since its inception in November 2009. At the end of 2010, the allocation breakdown of the Series included 26.5% of the portfolio in Multi-family Real Estate Investment Trusts (“REITs”), 21.6% in Office Property REITs, and 12.1% in Lodging (i.e., Hotel REITs and Hotels & Motels). Within the Office sector, the Advisor concentrated on niche property types that are more defensive in nature, such as data centers, life sciences office space, and government-focused office buildings. Meanwhile, the Series continued to have an underweight as compared to the benchmark to more economically sensitive areas, such as the Industrial and Retail sectors. The Industrial sector is linked more directly to economic activity and global trade, and while the Advisor sees potential in niche retailers that can benefit from a restructuring of the traditional mall structure, there is concern as the Retail sector is exposed to the debt-burdened U.S. consumer.

Overall, the Series’ relative underperformance was a result of its conservative bias throughout the year. While this conservative posture aided returns during the market correction in the second quarter, it detracted from relative results as the market rallied on more upbeat U.S. growth prospects. For example, during the latter half of the year, the Series’ underweight to the Retail and Industrial sectors versus the benchmark hurt relative returns. Over the last twelve months, specific selections within Specialized REITs and Residential REITs hurt relative performance, as did an overweight to Office REITs compared to the benchmark. In contrast, a higher allocation to Residential REITs than the benchmark helped relative results, and the Series also benefited from specific selections within the Hotels Resorts & Cruise Lines sub-sector.

While economic developments turned more optimistic toward the end of 2010, the U.S. economy still faces significant headwinds, including a struggling housing market, a stagnant job market, a difficult consumer rebalancing act, and high government debt burdens. Given these long-term structural issues, the slow growth environment in the U.S. will likely remain a reality. As the markets fluctuated around this slow growth trend in 2010, Manning & Napier earned strong absolute returns by staying focused on the fundamentals and maintaining our selective investment process. This investment approach has proved beneficial for the past 40 years, and we believe these qualities will remain important as the market environment unfolds in 2011.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

	Average Annual Total Returns As of December 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - Real Estate Series[2]	24.40%	27.85%
S&P 500 Total Return Index[3]	15.07%	15.41%
Morgan Stanley Capital International (MSCI) U.S. Real Estate Investment Trust (REIT) Index[3,4]	28.48%	35.25%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series from its inception1 (11/10/09) to present (12/31/10) to the S&P 500 Total Return Index and the MSCI U.S. REIT Index.

1 Performance numbers for the Series and Index are calculated from November 10, 2009, the Series’ inception date.

2 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this annualized net expense ratio was 1.20%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.21% for the year ended December 31, 2010.

3 The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

4 The MSCI U.S. REIT Index returns are now assuming daily reinvestment of net dividends. Prior to December 31, 2010 the Index returns assumed daily reinvestment of gross dividends.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,173.20	$6.57
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

TopTen Stock Holdings[2]
BioMed Realty Trust, Inc.	4.9%	UDR, Inc.	3.3%
Digital Realty Trust, Inc.	4.5%	AvalonBay Communities, Inc.	3.1%
Apartment Investment & Management Co. - Class A	3.8%	Pebblebrook Hotel Trust	3.1%
Host Hotels & Resorts, Inc.	3.6%	Simon Property Group, Inc.	3.1%
Corporate Office Properties Trust	3.6%	Boston Properties, Inc.	3.1%

2As a percentage of total investments.

4

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 98.6%

Consumer Discretionary - 4.8%
Hotels, Restaurants & Leisure - 3.2%
Accor S.A. (France)[1]	23,000	$1,025,053
Hyatt Hotels Corp. - Class A*	19,840	907,878
Intercontinental Hotels Group plc (United Kingdom)[1]	45,900	896,605

		2,829,536

Household Durables - 1.6%
DR Horton, Inc.	36,500	435,445
Lennar Corp. - Class A	30,000	562,500
Toll Brothers, Inc.*	22,800	433,200

		1,431,145

Total Consumer Discretionary		4,260,681

Financials - 91.9%
Real Estate Management & Development - 2.0%
CB Richard Ellis Group, Inc. - Class A*	46,600	954,368
Renhe Commercial Holdings Co. Ltd. (China)[1]	1,900,000	332,207
Thomas Properties Group, Inc.*	122,000	514,840

		1,801,415

REITS - Apartments - 24.0%
American Campus Communities, Inc.	71,210	2,261,630
Apartment Investment & Management Co. - Class A	131,000	3,385,040
Associated Estates Realty Corp.	57,000	871,530
AvalonBay Communities, Inc.	25,070	2,821,629
Camden Property Trust	49,710	2,683,346
Equity Residential	52,000	2,701,400
Home Properties, Inc.	43,540	2,416,035
Mid-America Apartment Communities, Inc.	20,430	1,297,101
UDR, Inc.	127,550	2,999,976

		21,437,687

REITS - Diversified - 11.2%
British Land Co. plc (United Kingdom)[1]	108,000	886,514
Digital Realty Trust, Inc.	79,200	4,081,968
DuPont Fabros Technology, Inc.	113,500	2,414,145
Land Securities Group plc (United Kingdom)[1]	77,000	812,235
Lexington Realty Trust	120,000	954,000
Morguard Real Estate Investment Trust (Canada)	58,690	868,279

		10,017,141

REITS - Health Care - 12.4%
Cogdell Spencer, Inc.	422,210	2,448,818
HCP, Inc.	70,790	2,604,364
Health Care REIT, Inc.	49,520	2,359,133

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Health Care (continued)
Healthcare Realty Trust, Inc.	79,580	$1,684,708
National Health Investors, Inc.	16,633	748,818
Omega Healthcare Investors, Inc.	52,230	1,172,041

		11,017,882

REITS - Hotels - 8.9%
DiamondRock Hospitality Co.*	79,410	952,920
Host Hotels & Resorts, Inc.	182,030	3,252,876
LaSalle Hotel Properties	33,890	894,696
Pebblebrook Hotel Trust	138,000	2,804,160

		7,904,652

REITS - Manufactured Homes - 2.4%
Equity Lifestyle Properties, Inc.	39,030	2,182,948

REITS - Office Property - 15.9%
Alexandria Real Estate Equities, Inc.	36,920	2,704,759
BioMed Realty Trust, Inc.	235,710	4,395,991
Boston Properties, Inc.	32,120	2,765,532
Corporate Office Properties Trust	91,740	3,206,313
Mack-Cali Realty Corp.	33,400	1,104,204

		14,176,799

REITS - Regional Malls - 4.1%
General Growth Properties, Inc.	54,370	841,648
Simon Property Group, Inc.	28,000	2,785,720

		3,627,368

REITS - Shopping Centers - 2.9%
Equity One, Inc.	43,000	781,740
Tanger Factory Outlet Centers	35,860	1,835,673

		2,617,413

REITS - Single Tenant - 3.9%
National Retail Properties, Inc.	65,070	1,724,355
Realty Income Corp.	50,630	1,731,546

		3,455,901

REITS - Storage - 4.2%
Public Storage	24,700	2,505,074
Sovran Self Storage, Inc.	33,000	1,214,730

		3,719,804

Total Financials		81,959,010

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials - 0.8%
Transportation Infrastructure - 0.8%
Groupe Eurotunnel S.A. (France)[1]	83,000	$730,420

Utilities - 1.1%
Electric Utilities - 1.1%
Brookfield Infrastructure Partners LP - ADR (Bermuda)	45,600	959,880
AET&D Holdings No. 1 Ltd. (Australia)[2]	125,000	—

Total Utilities		959,880

TOTAL COMMON STOCKS
(Identified Cost $72,141,203)		87,909,991

SHORT-TERM INVESTMENTS - 2.2%

Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.14%
(Identified Cost $1,926,259)	1,926,259	1,926,259

TOTAL INVESTMENTS - 100.8%
(Identified Cost $74,067,462)		89,836,250
LIABILITIES, LESS OTHER ASSETS - (0.8%)		(700,275)

NET ASSETS - 100%		$89,135,975

No. - Number

REITS - Real Estate Investment Trusts

*Non-income producing security

1International Fair Value factor from pricing service was applied.

2Security has been valued at fair value (see Note 2 to the financial statements).

3Rate shown is the current yield as of December 31, 2010.

The accompanying notes are an integral part of the financial statements.	7

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $74,067,462) (Note 2)	$89,836,250
Cash	3,124
Dividends receivable	344,952
Receivable for fund shares sold	77,125

TOTAL ASSETS	90,261,451

LIABILITIES:

Accrued management fees (Note 3)	69,312
Accrued fund accounting and administration fees (Note 3)	4,387
Accrued transfer agent fees (Note 3)	1,941
Accrued Chief Compliance Officer service fees (Note 3)	241
Payable for securities purchased	854,558
Payable for fund shares repurchased	135,554
Other payables and accrued expenses	59,483

TOTAL LIABILITIES	1,125,476

TOTAL NET ASSETS	$89,135,975

NET ASSETS CONSIST OF:

Capital stock	$70,883
Additional paid-in-capital	71,933,274
Distributions in excess of net investment income	(6,678)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	1,369,605
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	15,768,891

TOTAL NET ASSETS	$89,135,975

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($89,135,975/7,088,339 shares)	$12.58

8	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $2,204)	$1,770,300

EXPENSES:

Management fees (Note 3)	799,201
Fund accounting and administration fees (Note 3)	37,389
Transfer agent fees (Note 3)	14,682
Chief Compliance Officer service fees (Note 3)	2,741
Directors’ fees (Note 3)	1,305
Custodian fees	5,932
Miscellaneous	108,584

Total Expenses	969,834
Less reduction of expenses (Note 3)	(12,819)

Net Expenses	957,015

NET INVESTMENT INCOME	813,285

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-Investments	4,453,842
Foreign currency and translation of other assets and liabilities	1,672

4,455,514

Net change in unrealized appreciation on-Investments	12,074,199
Foreign currency and translation of other assets and liabilities	103

12,074,302

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	16,529,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,343,101

The accompanying notes are an integral part of the financial statements.	9

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Period 11/10/09[1] to 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$813,285	$118,419
Net realized gain on investments and foreign currency	4,455,514	112,303
Net change in unrealized appreciation on investments and foreign currency	12,074,302	3,694,589

Net increase from operations	17,343,101	3,925,311

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(842,827)	(103,993)
From net realized gain on investments	(3,149,000)	(40,774)

Total distributions to shareholders	(3,991,827)	(144,767)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	6,606,115	65,398,042

Net increase in net assets	19,957,389	69,178,586

NET ASSETS:

Beginning of period	69,178,586	—

End of period (including distributions in excess of net investment income of $6,678 and undistributed netinvestment income of $14,426, respectively)	$89,135,975	$69,178,586

[1] Commencement of operations.

10	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Year Ended 12/31/10	For the Period 11/10/09[1] to 12/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.61	$10.00

Income from investment operations:
Net investment income[2]	0.12	0.02
Net realized and unrealized gain on investments	2.44	0.62

Total from investment operations	2.56	0.64

Less distributions to shareholders:
From net investment income	(0.12)	(0.02)
From net realized gain on investments	(0.47)	(0.01)

Total distributions to shareholders	(0.59)	(0.03)

Net asset value - End of period	$12.58	$10.61

Net assets - End of period (000’s omitted)	$89,136	$69,179

Total return[3]	24.40%	6.36%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20%	1.20%[4]
Net investment income	1.02%	1.43%[4]
Portfolio turnover	34%	3%

*The investment advisor did not impose all or a portion of its management fees, and other fees in some periods and in some periods paid a portion of the series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.01%	0.38%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.	11

Notes to Financial Statements

1.	ORGANIZATION

Real Estate Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in real estate-based industries.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as Real Estate Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent movements through the time the Series calculates its net asset value. The value of securities used for the net asset value calculation under the procedures may differ from published prices for the same securities. It is the Fund’s

12

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

policy to classify each foreign equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$87,909,991	$83,226,957	$4,683,034	$—	***
Preferred securities	—	—	—	—
Debt securities:
Mutual funds	1,926,259	1,926,259	—	—
Other financial instruments**:	—	—	—	—

Total assets:	89,836,250	85,153,216	4,683,034	—

Liabilities:
Other financial instruments**:	—	—	—	—
Total liabilities:	—	—	—	—

Total	$89,836,250	$85,153,216	$4,683,034	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where an International Fair Value factor from the pricing service was applied to value the security. Such securities are included in Level 2 in the table above.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

***AET&D Holdings No.1 Ltd. is a Level 3 security as of December 31, 2010. However, there is no cost or market value for this security reported in the financial statements.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities

13

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Transactions, Investment Income and Expenses (continued)

received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2009 and the year ended December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $12,061 for the year ended December 31, 2010, which is included as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2010, the Advisor voluntarily waived additional fees of $758, which is also included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expense that has been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

15

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $30,723,037 and $26,832,796, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Real Estate Series were:

			For the period 11/10/09
	For the Year Ended 12/31/10		(commencement of operations) to 12/31/09
	Shares	Amount	Shares	Amount
Sold	938,366	$11,015,288	6,617,571	$66,420,562
Reinvested	326,194	3,931,823	13,571	139,922
Repurchased	(694,124)	(8,340,996)	(113,239)	(1,162,442)

Total	570,436	$6,606,115	6,517,903	$65,398,042

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

16

Notes to Financial Statements

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	REAL ESTATE SECURITIES

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, post-October losses and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Period Ended 12/31/09*
Ordinary income	$3,765,261	$103,993
Long-term capital gains	226,566	40,774

* The Fund commenced operations on November 10, 2009.

For the year ended December 31, 2010, the Series elected to defer $125 of currency losses, attributable to post-October losses.

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$74,078,511
Unrealized appreciation	$16,380,246
Unrealized depreciation	(622,507)

Net unrealized appreciation	$15,757,739

Undistributed ordinary income	504,518
Undistributed long-term gains	869,583

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Real Estate Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period November 10, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

18

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $66,924 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $226,566 as capital gains for its taxable year ended December 31, 2010, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.86%, or if different, the maximum allowable under tax law.

19

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

20

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

22

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

23

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various affiliates: Chief
Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

24

This Page Is Intentionally Left Blank

25

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

                                                                  MNRE-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the course of 2010, the international markets experienced several ups and downs driven by well-defined swings in investor sentiment. Optimism fueled strong market returns early in the year, as upbeat economic releases led investors to believe in the potential for a robust global recovery. However, sentiment shifted drastically in May and June as more negative economic news and issues related to Europe’s government debt problems led to notable stock market losses. In another swing, the markets rebounded in the fall amid better economic developments.

With foreign equities posting gains in the third and fourth quarters, the choppy year ended on a fairly strong note, and broad international equity indices have now produced back-to-back years of positive results. For the twelve months ending December 31, 2010, the Morgan Stanley Capital International (MSCI) All Country World Index excluding the U.S. (ACWIxUS) was up 11.15%.

The International Series had a 12.04% return during 2010, outpacing the MSCI ACWIxUS Index. More importantly, the Series continues to have a strong track record relative to the benchmark over the current international stock market cycle, April 1, 2003 through December 31, 2010, which includes both a bull and a bear market. Over this current cycle, the International Series has earned an annualized return of 14.68%, compared to the 13.75% return of the ACWIxUS Index.

Despite concerns about Europe’s sovereign debt crisis, the International Series maintained an overweight to Western Europe during the past year. We believe some of the healthier, core European countries have more favorable dynamics, and we have invested in what we consider to be top level companies that may benefit from sales outside the European area. In particular, throughout 2010 the International Series’ largest country weightings included Germany, France, and the United Kingdom. While the higher allocation to France versus the benchmark detracted from relative returns in 2010, selections in Germany were drivers of outperformance. Stock selections in Brazil, Norway, and India also contributed to positive relative results. However, an underweight to Japan versus the benchmark and a lack of exposure to Canada hurt relative returns.

In regards to exposure to Emerging Markets, the Series had a noticeable overweight to Brazil and a higher allocation to India versus the benchmark, as the Advisor sees attractive longer-term growth potential in these markets. In contrast, the Series had no direct exposure to China during 2010, which modestly aided relative returns. While China has experienced robust growth, we believe there are risks related to China’s bank lending boom, inflationary pressures, and policy direction.

While the markets were volatile during the past year, the slow growth outlook for the global economy remains intact. Many developed countries continue to struggle with high government debt problems, perhaps best epitomized by the 16-nation Eurozone, which recently had to bail out Ireland to try to prevent its debt and banking crisis from spreading to other vulnerable countries such as Spain, Italy, or Portugal. In contrast to the slower growth developed world, emerging markets such as Brazil, China, and India have better fundamentals for more robust growth. Yet such rapid expansion may present its own set of dilemmas. With low growth, low yields, and accommodative monetary policy in much of the rest of the world, money is flowing into these stronger areas in search of higher returns, thus introducing inflationary pressures. Many of these emerging markets have already enacted policies to address mounting inflation, and their actions imply they are prepared to take additional measures to control inflation and growth if needed, including tightening monetary policy and implementing capital restrictions. Ultimately, two distinct economic scenarios appear to be playing out: a muted growth and subdued inflationary environment in the developed world, and a stronger growth and rising inflationary environment in the emerging markets.

With noteworthy headwinds such as sovereign debt issues in Europe, high government debt burdens in the developed world, and inflationary pressures in the emerging markets, the global economy remains in an uneven, slow growth environment. As the markets fluctuated around this slow growth trend in 2010, Manning & Napier earned solid returns by staying

1

Management Discussion and Analysis (unaudited)

focused on country and industry fundamentals. We believe this investment approach will remain important as the market environment unfolds in 2011.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

2

Performance Update as of December 31, 2010 (unaudited)

		Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - International Series[2]	12.04%	6.71%	6.04%	9.29%
S&P 500 Total Return Index[3]	15.07%	2.30%	1.42%	8.35%
Morgan Stanley Capital International (MSCI) All Country
World Index ex U.S.[3]	11.15%	4.82%	5.54%	7.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series for the ten years ended December 31, 2010 to the S&P 500 Total Return Index and the MSCI All Country World Index ex U.S.

1 Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

2 The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 1.15%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.15% for the year ended December 31, 2010.

3 The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends. The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Both Indices’ returns, unlike Series returns, do not reflect any fees or expenses.

3

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,245.10	$6.62
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Portfolio Composition as of December 31, 2010 (unaudited)

5

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 95.1%

Consumer Discretionary - 12.4%
Auto Components - 1.6%
Hankook Tire Co. Ltd. (South Korea)[1]	178,870	$5,000,988

Automobiles - 2.0%
Hero Honda Motors Ltd. (India)[1]	42,450	1,887,276
Maruti Suzuki India Ltd. (India)[1]	44,940	1,428,024
Yamaha Motor Co. Ltd. (Japan)*[1]	196,000	3,180,637

		6,495,937

Hotels, Restaurants & Leisure - 0.1%
Indian Hotels Co. Ltd. (India)[1]	86,954	187,784

Household Durables - 3.3%
Corporacion Geo S.A.B. de C.V. - Class B (Mexico)*	783,010	2,872,093
LG Electronics, Inc. (South Korea)[1]	32,640	3,386,105
PDG Realty S.A. Empreendimentos e Participacoes (Brazil)	87,074	532,935
Rodobens Negocios Imobiliarios S.A. (Brazil)	367,000	3,689,898

		10,481,031

Media - 3.7%
Gestevision Telecinco S.A. (Spain)[1]	490,600	5,404,095
Reed Elsevier plc - ADR (United Kingdom)	60,311	2,024,037
Societe Television Francaise 1 (France)[1]	108,530	1,886,713
Wolters Kluwer N.V. (Netherlands)[1]	114,447	2,509,920

		11,824,765

Multiline Retail - 1.2%
PPR (France)[1]	22,930	3,650,726

Specialty Retail - 0.5%
Komeri Co. Ltd. (Japan)[1]	67,000	1,534,209

Total Consumer Discretionary		39,175,440

Consumer Staples - 16.3%
Beverages - 2.5%
Diageo plc (United Kingdom)[1]	162,810	3,016,542
Kirin Holdings Co. Ltd. (Japan)[1]	215,000	3,007,002
United Spirits Ltd. (India)[1]	57,400	1,878,791

		7,902,335

Food & Staples Retailing - 5.1%
Carrefour S.A. (France)[1]	165,082	6,806,753
Casino Guichard-Perrachon S.A. (France)[1]	34,170	3,334,110
President Chain Store Corp. (Taiwan)[1]	352,320	1,624,414
Tesco plc (United Kingdom)[1]	667,410	4,425,605

		16,190,882

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products - 6.4%
Danone S.A. (France)[1]	40,012	$2,515,840
IOI Corp. Berhad (Malaysia)[1]	560,800	1,056,007
Nestle S.A. (Switzerland)[1]	105,220	6,164,174
Suedzucker AG (Germany)[1]	90,690	2,422,012
Unilever plc - ADR (United Kingdom)	261,230	8,066,782

		20,224,815

Household Products - 1.9%
Hindustan Unilever Ltd. (India)[1]	250,540	1,752,937
Reckitt Benckiser Group plc (United Kingdom)[1]	78,270	4,305,999

		6,058,936

Personal Products - 0.4%
Kao Corp. (Japan)[1]	47,000	1,263,129

Total Consumer Staples		51,640,097

Energy - 4.2%

Oil, Gas & Consumable Fuels - 4.2%
Repsol YPF S.A. (Spain)[1]	56,900	1,593,406
Royal Dutch Shell plc - Class B (Netherlands)[1]	88,430	2,928,317
Royal Dutch Shell plc - Class B - ADR (Netherlands)	87,780	5,852,293
Total S.A. (France)[1]	56,580	3,013,594

Total Energy		13,387,610

Financials - 13.7%
Capital Markets - 0.8%
Daiwa Securities Group, Inc. (Japan)[1]	98,000	502,702
Nomura Holdings, Inc. (Japan)[1]	78,900	500,626
OSK Holdings Berhad (Malaysia)[1]	2,089,500	1,330,878
OSK Ventures International Berhad (Malaysia)*[1]	202,575	26,279

		2,360,485

Commercial Banks - 3.6%
BNP Paribas (France)[1]	28,330	1,804,242
The Chugoku Bank Ltd. (Japan)[1]	137,000	1,653,147
Credit Agricole S.A. (France)[1]	63,090	802,235
The Hachijuni Bank Ltd. (Japan)[1]	244,000	1,359,504
Hong Leong Financial Group Berhad (Malaysia)[1]	816,800	2,354,285
Mitsubishi UFJ Financial Group, Inc. (Japan)[1]	170,000	916,661
Royal Bank of Scotland Group plc (United Kingdom)*[1]	277,092	170,167
Societe Generale (France)[1]	15,410	829,163
The Sumitomo Trust & Banking Co. Ltd. (Japan)[1]	247,000	1,547,368

		11,436,772

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Financials (continued)
Diversified Financial Services - 0.2%
ING Groep N.V. (Netherlands)*[1]	65,395	$637,977

Insurance - 6.6%
Allianz SE (Germany)[1]	40,870	4,855,998
Amil Participacoes S.A. (Brazil)	350,000	3,753,012
AXA S.A. (France)[1]	56,372	938,337
Mapfre S.A. (Spain)[1]	885,000	2,467,072
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe) (Germany)[1]	40,610	6,150,576
Zurich Financial Services AG (Switzerland)[1]	10,500	2,719,151

		20,884,146

Real Estate Investment Trusts (REITS) - 1.4%
Alstria Office REIT AG (Germany)[1]	313,480	4,398,514

Real Estate Management & Development - 0.0%**
OSK Property Holdings Berhad (Malaysia)[1]	243,091	52,820

Thrifts & Mortgage Finance - 1.1%
Aareal Bank AG (Germany)*[1]	115,790	3,521,499

Total Financials		43,292,213

Health Care - 11.4%
Health Care Equipment & Supplies - 1.1%
Straumann Holding AG (Switzerland)[1]	15,476	3,544,085

Health Care Providers & Services - 2.4%
Odontoprev S.A. (Brazil)	492,000	7,436,313

Pharmaceuticals - 7.9%
AstraZeneca plc (United Kingdom)[1]	27,960	1,274,259
AstraZeneca plc - ADR (United Kingdom)	46,350	2,140,908
Bayer AG (Germany)[1]	100,000	7,412,735
GlaxoSmithKline plc (United Kingdom)[1]	172,980	3,354,567
Novartis AG - ADR (Switzerland)	49,000	2,888,550
Sanofi-Aventis S.A. (France)[1]	26,423	1,694,000
Shire plc (Ireland)[1]	195,160	4,705,715
Takeda Pharmaceutical Co. Ltd. (Japan)[1]	34,900	1,714,491

		25,185,225

Total Health Care		36,165,623

Industrials - 18.0%
Airlines - 1.4%
Deutsche Lufthansa AG (Germany)*[1]	206,580	4,493,679

Commercial Services & Supplies - 3.0%
Taiwan Secom Co. Ltd. (Taiwan)[1]	777,210	1,474,095

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies (continued)
Tomra Systems ASA (Norway)[1]	1,189,080	$7,916,362

		9,390,457

Construction & Engineering - 0.6%
Larsen & Toubro Ltd. (India)[1]	41,270	1,826,546

Electrical Equipment - 5.1%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)*	138,000	3,098,100
Alstom S.A. (France)[1]	97,560	4,676,167
Bharat Heavy Electricals Ltd. (India)[1]	30,080	1,562,897
Schneider Electric S.A. (France)[1]	26,590	3,986,800
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	4,084,000	2,730,155

		16,054,119

Industrial Conglomerates - 3.6%
Siemens AG (Germany)[1]	92,300	11,433,629

Machinery - 0.9%
FANUC Corp. (Japan)[1]	19,400	2,965,413

Road & Rail - 2.0%
All America Latina Logistica S.A. (Brazil)	722,000	6,524,096

Transportation Infrastructure - 1.4%
Malaysia Airports Holdings Berhad (Malaysia)[1]	2,148,700	4,376,143

Total Industrials		57,064,082

Information Technology - 8.0%
Communications Equipment - 0.4%
D-Link Corp. (Taiwan)[1]	1,120,606	1,152,616

Electronic Equipment, Instruments & Components - 2.2%
Hitachi Ltd. (Japan)[1]	662,000	3,514,670
Keyence Corp. (Japan)[1]	6,845	1,975,023
Yageo Corp. (Taiwan)[1]	2,931,000	1,441,394

		6,931,087

IT Services - 0.8%
Cap Gemini S.A. (France)[1]	56,320	2,632,940

Semiconductors & Semiconductor Equipment - 3.4%
Infineon Technologies AG (Germany)*[1]	770,000	7,177,394
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	275,315	3,452,450

		10,629,844

Software - 1.2%
SAP AG (Germany)[1]	76,970	3,925,675

Total Information Technology		25,272,162

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Materials - 1.9%
Chemicals - 1.2%
Arkema S.A. (France)[1]	1,229	$88,627
BASF SE (Germany)[1]	47,000	3,750,740

		3,839,367

Construction Materials - 0.7%
Taiwan Cement Corp. (Taiwan)[1]	1,899,827	2,136,661
Taiwan Cement Corp. (Taiwan) - Rights[2]	184,663	36,734

		2,173,395

Total Materials		6,012,762

Telecommunication Services - 5.3%
Diversified Telecommunication Services - 3.9%
France Telecom S.A. (France)[1]	155,920	3,262,760
France Telecom S.A. - ADR (France)	38,800	817,904
Swisscom AG - ADR (Switzerland)[3]	106,400	4,686,920
Telefonica S.A. - ADR (Spain)	22,850	1,563,397
Telenor ASA - ADR (Norway)[3]	45,480	2,223,972

		12,554,953

Wireless Telecommunication Services - 1.4%
Digi.Com Berhad (Malaysia)[1]	284,200	2,267,333
SK Telecom Co. Ltd. - ADR (South Korea)	114,190	2,127,360

		4,394,693

Total Telecommunication Services		16,949,646

Utilities - 3.9%
Electric Utilities - 1.6%
E.ON AG (Germany)[1]	164,441	5,021,838

Multi-Utilities - 1.3%
GDF Suez (France)[1]	51,850	1,862,202
National Grid plc (United Kingdom)[1]	286,530	2,476,545

		4,338,747

Water Utilities - 1.0%
Cia de Saneamento de Minas Gerais - Copasa MG (Brazil)	182,000	3,146,627

Total Utilities		12,507,212

TOTAL COMMON STOCKS (Identified Cost $255,475,986)		301,466,847

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 4.9%

Dreyfus Cash Management, Inc. - Institutional Shares[4], 0.14%, (Identified Cost $15,625,574)	15,625,574	$15,625,574

TOTAL INVESTMENTS - 100.0% (Identified Cost $271,101,560)		317,092,421
OTHER ASSETS, LESS LIABILITIES - 0.0%**		106,081

NET ASSETS - 100%		$317,198,502

ADR - American Depository Receipt

*Non-income producing security

**Less than 0.1%

1International Fair Value factor from pricing service was applied.

2Security has been valued at fair value (see Note 2 to the financial statements).

3Latest quoted sales price is not available and latest quoted bid price was used to value the security.

4Rate shown is the current yield as of December 31, 2010.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Germany - 20.4%; France - 14.1%.

The accompanying notes are an integral part of the financial statements.	11

Statement of Assets & Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $271,101,560) (Note 2)	$317,092,421
Foreign currency, at value (cost $41,729)	41,810
Foreign tax reclaims receivable	361,651
Receivable for fund shares sold	306,281
Dividends receivable	145,768

TOTAL ASSETS	317,947,931

LIABILITIES:

Accrued management fees (Note 3)	263,429
Accrued fund accounting and administration fees (Note 3)	9,853
Accrued transfer agent fees (Note 3)	2,263
Accrued Chief Compliance Officer service fees (Note 3)	245
Payable for fund shares repurchased	371,959
Accrued custodian fees	43,120
Accrued capital gains tax payable (Note 2)	211
Other payables and accrued expenses	58,349

TOTAL LIABILITIES	749,429

TOTAL NET ASSETS	$317,198,502

NET ASSETS CONSIST OF:

Capital stock	$ 358,418
Additional paid-in-capital	272,946,505
Distributions in excess of net investment income	(2,564,313)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	446,977
Net unrealized appreciation (depreciation) on investments (net of accrued capital gains tax of $211), foreign currency and translation of other assets and liabilities	46,010,915

TOTAL NET ASSETS	$317,198,502

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($317,198,502/35,841,758 shares)	$ 8.85

12	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $862,092)	$ 7,769,347

EXPENSES:

Management fees (Note 3)	2,747,895
Fund accounting and administration fees (Note 3)	66,435
Transfer agent fees (Note 3)	13,498
Directors’ fees (Note 3)	11,355
Chief Compliance Officer service fees (Note 3)	2,631
Custodian fees	190,558
Miscellaneous	125,304

Total Expenses	3,157,676
Less reduction of expenses (Note 3)	(758)

Net Expenses	3,156,918

NET INVESTMENT INCOME	4,612,429

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $192,697) (Note 2)	10,981,265
Foreign currency, and translation of other assets and liabilities	(194,903)

10,786,362

Net change in unrealized appreciation (depreciation) on-
Investments (net of change in accrued capital gains tax of $(34,045))	18,846,538
Foreign currency, and translation of other assets and liabilities	14,719

18,861,257

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	29,647,619

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,260,048

The accompanying notes are an integral part of the financial statements.	13

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,612,429	$3,790,908
Net realized gain on investments and foreign currency	10,786,362	8,560,500
Net change in unrealized appreciation (depreciation) on investments (net of change in accrued capital gains tax of $(34,045) and $34,256, respectively) and foreign currency	18,861,257	48,051,482

Net increase from operations	34,260,048	60,402,890

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(6,327,558)	(4,479,987)
From net realized gain on investments	(11,801,674)	(7,507,773)

Total distributions to shareholders	(18,129,232)	(11,987,760)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	33,967,286	36,412,740

Net increase in net assets	50,098,102	84,827,870

NET ASSETS:

Beginning of year	267,100,400	182,272,530

End of year (including distributions in excess of net investment income of $2,564,313 and $461,584, respectively)	$317,198,502	$267,100,400

14	The accompanying notes are an integral part of the financial statements.

Financial Highlights

		For the Years Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding through out each year):
Net asset value - Beginning of year	$8.39	$6.57	$10.87	$9.84	$9.90

Income (loss) from investment operations:
Net investment income	0.14[1]	0.14[1]	0.22	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.86	2.10	(3.82)	1.12	2.01

Total from investment operations	1.00	2.24	(3.60)	1.27	2.16

Less distributions to shareholders:
From net investment income	(0.19)	(0.16)	(0.21)	(0.14)	(0.15)
From net realized gain on investments	(0.35)	(0.26)	(0.49)	(0.10)	(2.07)

Total distributions to shareholders	(0.54)	(0.42)	(0.70)	(0.24)	(2.22)

Net asset value - End of year	$8.85	$8.39	$6.57	$10.87	$9.84

Net assets - End of year (000’s omitted)	$317,199	$267,100	$182,273	$270,080	$215,981

Total return[2]	12.04%	34.23%	(33.25%)	13.01%	21.96%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	1.15%	1.15%	1.15%	1.16%	1.18%
Net investment income	1.68%	1.90%	2.49%	1.47%	1.39%
Portfolio turnover	13%	17%	9%	20%	30%

*The investment advisor did not impose all of its management fees, CCO fees and fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%[3]	0.00%[3]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	15

Notes to Financial Statements

1.	ORGANIZATION

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series resumed offering shares directly to investors on May 18, 2004, as it had done previously from time to time. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as International Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent movements through the time the Series calculates its net asset value. The value of securities used for the net asset value calculation under the procedures may differ from published prices for the same securities. It is the Fund’s

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

policy to classify each foreign equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$301,466,847	$59,986,755	$241,443,358	$36,734
Preferred securities	—	—	—	—
Debt securities:
Mutual funds	15,625,574	15,625,574	—	—
Other financial instruments**	—	—	—	—

Total assets	317,092,421	75,612,329	241,443,358	36,734

Liabilities:
Other financial instruments**	—	—	—	—

Total liabilities:	—	—	—	—

Total	$317,092,421	$75,612,329	$241,443,358	$36,734

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Equity Securities
Balance as of December 31, 2009 (market value)	$—
Accrued discounts/premiums	—
Change in unrealized appreciation/depreciation ***	36,734
Net realized gain	—
Net purchases/sales	—

Balance as of December 31, 2010 (market value)	$36,734

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where a latest quoted sales price is not available and the latest quoted bid price was used to value the security or foreign securities that had an International Fair Value factor applied from the pricing service. Such securities are included in Level 2 in the table above.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

***The change in unrealized appreciation (depreciation) on securities still held at December 31, 2010 was $36,734, which is included in the related net change in unrealized appreciation/depreciation on the Statement of Operations.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended December 31, 2010, the Fund had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
74	$187,697,217	$204,537,518	$16,840,301

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes (continued)

shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund,

19

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expense that has been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $47,150,818 and $34,149,837, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of International Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	4,885,983	$40,773,050	6,129,853	$48,093,794
Reinvested	2,043,894	17,734,979	1,415,130	11,706,962
Repurchased	(2,930,271)	(24,540,743)	(3,449,201)	(23,388,016)

Total	3,999,606	$33,967,286	4,095,782	$36,412,740

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

20

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, post-October losses, foreign capital gains taxes and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
Ordinary income	$12,805,548	$11,987,760
Long-term capital gains	5,323,684	—

For the year ended December 31, 2010, the Series elected to defer $16,001 of currency losses, attributable to post-October losses.

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$273,894,572
Unrealized appreciation	$65,409,200
Unrealized depreciation	(22,211,351)

Net unrealized appreciation	$43,197,849

Undistributed ordinary income	691,677

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

22

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $7,010,585 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $5,323,684 as capital gains for its taxable year ended December 31, 2010, or if different, the maximum allowable under tax law.

23

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

24

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-present) HLTH Corp. (2000-present) Cheyne Capital International (2000-present) MPM Bio-equities (2000-present) GMP Companies (2000-present) HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

26

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

27

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:

Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

28

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29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNINT-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

Over the course of 2010, the international markets experienced several ups and downs driven by well-defined swings in investor sentiment. Optimism fueled strong market returns early in the year, as upbeat economic releases led investors to believe in the potential for a robust global recovery. However, sentiment shifted drastically in May and June as more negative economic news and issues related to Europe’s government debt problems led to notable stock market losses. In another swing, the markets rebounded in the fall amid better economic developments.

With foreign equities posting gains in the third and fourth quarters, the choppy year ended on a fairly strong note, and broad international equity indices have now produced back-to-back years of positive results. For the twelve months ending December 31, 2010, the Morgan Stanley Capital International (MSCI) All Country World Index excluding the U.S. (ACWIxUS) was up 11.15%.

While the World Opportunities Series had a solid 9.23% return during 2010, the Series trailed the MSCI ACWIxUS Index. However, the Series continues to have a strong track record relative to the benchmark over the current international stock market cycle, April 1, 2003 through December 31, 2010, which includes both a bull and a bear market. Over this current cycle, the World Opportunities Series has earned an annualized return of 14.21%, compared to the 13.75% return of the ACWIxUS Index.

In the volatile market environment of 2010, Manning & Napier maintained a selective investment approach and focused on companies that we believe can grow market share. We continued to emphasize quality, targeting best-in-class companies expected to generate sales growth despite a muted economic backdrop, as well as “away game winners” expected to successfully compete in faster-growing markets overseas. Using our active stock selection strategies, our analysts also identified opportunities in certain cyclical industries that have experienced supply cutbacks. Specifically, we have looked for well-positioned companies that we believe can take market share and benefit from tight supply and demand dynamics.

During the last year, sector allocation decisions aided the World Opportunities Series’ relative results. In particular, a noteworthy underweight to Financials versus the benchmark and not owning stocks in the Utilities sector were drivers of outperformance. Meanwhile, a lower allocation to Materials than the benchmark detracted from relative returns over the past twelve months. Throughout 2010, the Series maintained a relatively high exposure to Information Technology, Consumer Staples, Health Care, and Industrials.

As for specific stock selections, individual investments in the Energy sector significantly boosted the Series’ relative results over the last twelve months. However, security selections in Information Technology and Consumer Staples hurt relative performance. From a country standpoint, stock selections in Canada, Germany, Brazil, Ireland, and the Netherlands helped the World Opportunities Series’ relative returns in the last twelve months. In contrast, an underweight to Japan compared to the benchmark detracted from relative returns in 2010, as did specific stock selections in this market.

Despite concerns about Europe’s sovereign debt crisis, the World Opportunities Series maintained an overweight to Developed Europe. We believe some of the healthier, core European countries have more favorable dynamics, and we have invested in what we consider to be top level companies that may benefit from sales outside the European area. Indeed, stock selections in Developed Europe were a primary contributor to relative performance in 2010. Selections in North America also aided returns.

With noteworthy headwinds such as sovereign debt issues in Europe, high government debt burdens in the developed world, and inflationary pressures in the emerging markets, the global economy remains in an uneven, slow growth environment. As the markets fluctuated around this slow growth trend in 2010, Manning & Napier earned solid returns by staying focused on the fundamentals and maintaining our selective investment process. This investment approach has proved beneficial over the past 40 years, and we believe these qualities will remain important as the market environment unfolds in 2011.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

		Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Ten Year	Since Inception [1]
Manning & Napier Fund, Inc. - World Opportunities Series[2]	9.23%	7.02%	8.59%	9.75%
Morgan Stanley Capital International (MSCI) All Country World Index ex U.S.[3]	11.15%	4.82%	5.54%	5.86%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2010 to the MSCI All Country World Index ex U.S.

1Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI All Country World Index ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 1.11%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for the year ended December 31, 2010.

3The MSCI All Country World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets and consists of 47 developed and emerging market country indices outside the United States. The Index is denominated in U.S. Dollars. The Index returns assume daily reinvestment of gross dividends (which do not account for foreign dividend taxation) from the inception of the Series (see Note 1 above) through December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns assume daily reinvestment of net dividends (thus accounting for foreign dividend taxation). Unlike Series returns, the Index returns do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,233.60	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

Country Allocation[1]

Cash, short-term investments, and liabilities, less other assets - 4.0%
Australia - 4.5%
Brazil - 3.3%
Canada - 7.7%
France - 11.4%
Germany - 9.3%
Guernsey - 4.0%
Ireland - 7.3%
Japan - 7.8%
Netherlands - 8.0%
Switzerland - 9.6%
United Kingdom - 11.1%
United States - 3.9%
Miscellaneous[2] - 8.1%

[1]As a percentage of net assets.
[2]Miscellaneous

- Belgium 0.9%
- China 0.6%
- Italy 0.8%
- Mexico 1.1%
- Norway 0.6%
- South Korea 1.5%
- Spain 2.0%
- Thailand 0.6%

Sector Allocation[3]

Telecommunication Services - 1.5%
Cash, short-term investments, and liabilities, less other assets - 4.0%
Materials - 4.1%
Consumer Discretionary - 11.5%
Information Technology - 15.7%
Consumer Staples - 15.6%
Industrials - 15.0%
Energy - 12.7%
Health Care - 12.1%
Financials - 7.8%

[3]As a percentage of net assets.

4

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS - 95.0%

Consumer Discretionary - 11.5%
Automobiles - 1.3%
Bayerische Motoren Werke AG (BMW) (Germany)[1]	658,390	$51,872,596
Suzuki Motor Corp. (Japan)[1]	1,290,200	31,672,883

		83,545,479

Hotels, Restaurants & Leisure - 0.8%
Accor S.A. (France)[1]	772,010	34,406,578
Club Mediterranee S.A. (France)*[1]	852,070	17,625,544

		52,032,122

Leisure Equipment & Products - 0.5%
Sankyo Co. Ltd. (Japan)[1]	576,000	32,453,798

Media - 6.5%
Grupo Televisa S.A. - ADR (Mexico)*	2,837,700	73,581,561
Liberty Global, Inc. - Class A (United States)*	1,929,970	68,282,339
Mediaset S.p.A. (Italy)[1]	4,111,660	24,901,045
Reed Elsevier plc (United Kingdom)[1]	7,692,400	64,977,565
Societe Television Francaise 1 (France)[1]	8,726,180	151,698,085
Virgin Media, Inc. (United Kingdom)	1,222,838	33,310,107

		416,750,702

Multiline Retail - 1.2%
Marks & Spencer Group plc (United Kingdom)[1]	13,137,700	75,758,378

Textiles, Apparel & Luxury Goods - 1.2%
Adidas AG (Germany)[1]	1,234,880	80,327,899

Total Consumer Discretionary		740,868,378

Consumer Staples - 14.6%
Beverages - 2.9%
Anheuser-Busch InBev N.V. (Belgium)[1]	1,050,370	60,017,281
Heineken N.V. (Netherlands)[1]	2,532,650	124,218,172

		184,235,453

Food & Staples Retailing - 5.1%
Carrefour S.A. (France)[1]	3,017,720	124,428,310
Koninklijke Ahold N.V. (Netherlands)[1]	3,846,750	50,816,507
Tesco plc (United Kingdom)[1]	23,591,360	156,434,649

		331,679,466

Food Products - 5.8%
Danone S.A. (France)[1]	2,129,470	133,894,977
Nestle S.A. (Switzerland)[1]	2,293,350	134,352,863
Unilever plc - ADR (United Kingdom)	3,496,690	107,977,787

		376,225,627

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Personal Products - 0.8%
Beiersdorf AG (Germany)[1]	907,340	$50,348,501

Total Consumer Staples		942,489,047

Energy - 12.7%
Energy Equipment & Services - 8.7%
Calfrac Well Services Ltd. (Canada)	1,296,670	44,652,500
Compagnie Generale de Geophysique - Veritas (CGG - Veritas) (France)*[1]	4,993,170	152,427,629
Petroleum Geo-Services ASA (Norway)*[1]	2,306,650	36,258,864
Schlumberger Ltd. (United States)	2,168,190	181,043,865
Trican Well Service Ltd. (Canada)[2]	7,415,430	150,202,917

		564,585,775

Oil, Gas & Consumable Fuels - 4.0%
Cameco Corp. (Canada)	2,735,540	110,461,105
Talisman Energy, Inc. (Canada)	6,488,650	144,351,743

		254,812,848

Total Energy		819,398,623

Financials - 7.8%
Commercial Banks - 3.1%
Banco Santander S.A. (Spain)[1]	9,236,150	98,418,804
HSBC Holdings plc (United Kingdom)[1]	9,710,520	99,242,573

		197,661,377

Diversified Financial Services - 1.9%
Deutsche Boerse AG (Germany)[1]	1,817,360	125,563,363

Insurance - 2.8%
Allianz SE (Germany)[1]	981,230	116,585,528
Willis Group Holdings plc (United Kingdom)	1,915,780	66,343,461

		182,928,989

Total Financials		506,153,729

Health Care - 12.1%
Health Care Equipment & Supplies - 4.5%
Cochlear Ltd. (Australia)[1]	1,173,920	96,636,392
Covidien plc (Ireland)	2,238,820	102,224,521
Mindray Medical International Ltd. - ADR (China)	891,100	23,525,040
Straumann Holding AG (Switzerland)[1]	295,300	67,625,249

		290,011,202

Health Care Providers & Services - 3.8%
BML, Inc. (Japan)[1]	554,500	15,520,454
Bumrungrad Hospital Public Co. Ltd. - NVDR (Thailand)[1]	35,555,100	37,395,125

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services (continued)
Sonic Healthcare Ltd. (Australia)[1]	16,077,890	$191,125,859

		244,041,438

Life Sciences Tools & Services - 3.0%
Lonza Group AG (Switzerland)[1]	2,455,292	196,804,090

Pharmaceuticals - 0.8%
Santen Pharmaceutical Co. Ltd. (Japan)[1]	1,432,500	49,665,101

Total Health Care		780,521,831

Industrials - 15.0%
Aerospace & Defense - 1.0%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)	2,227,150	65,478,210

Air Freight & Logistics - 3.1%
TNT N.V. (Netherlands)[1]	7,487,480	198,012,453

Airlines - 2.4%
Ryanair Holdings plc - ADR (Ireland)	5,058,530	155,600,383

Electrical Equipment - 2.7%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)*	5,189,430	116,502,704
Nexans S.A. (France)[1]	412,730	32,510,170
Prysmian S.p.A. (Italy)[1]	1,621,590	27,636,186

		176,649,060

Industrial Conglomerates - 1.1%
Siemens AG (Germany)[1]	550,520	68,195,467

Professional Services - 3.3%
Adecco S.A. (Switzerland)[1]	1,607,430	105,414,240
Randstad Holding N.V. (Netherlands)*[1]	1,997,449	105,563,315

		210,977,555

Road & Rail - 1.4%
All America Latina Logistica S.A. (Brazil)	7,149,150	64,600,753
Canadian National Railway Co. (Canada)	439,050	29,183,653

		93,784,406

Total Industrials		968,697,534

Information Technology - 15.7%
Communications Equipment - 1.3%
Alcatel-Lucent - ADR (France)*	29,070,460	86,048,562

Internet Software & Services - 0.6%
VistaPrint N.V. (Netherlands)*	809,360	37,230,560

IT Services - 6.9%
Accenture plc - Class A (Ireland)	1,338,860	64,921,321

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

COMMON STOCKS (continued)

Information Technology (continued)
IT Services (continued)
Amadeus IT Holding S.A. - Class A (Spain)*[1]	1,577,960	$33,161,321
Amdocs Ltd. (Guernsey)*	9,530,590	261,805,307
Cielo S.A. (Brazil)	5,119,970	41,484,094
Redecard S.A. (Brazil)	3,414,050	43,292,622

		444,664,665

Semiconductors & Semiconductor Equipment - 4.6%
Advantest Corp. (Japan)[1]	6,568,600	147,683,185
Sumco Corp. (Japan)*[1]	5,038,920	71,751,374
Tokyo Electron Ltd. (Japan)[1]	1,041,080	65,547,648
Yingli Green Energy Holding Co. Ltd.- ADR (China)*	1,439,780	14,225,026

		299,207,233

Software - 2.3%
Misys plc (United Kingdom)*[1]	12,411,604	66,258,594
SAP AG - ADR (Germany)	898,850	45,490,799
Square Enix Holdings Co. Ltd. (Japan)[1]	2,181,600	38,587,780

		150,337,173

Total Information Technology		1,017,488,193

Materials - 4.1%
Chemicals - 1.6%
Johnson Matthey plc (United Kingdom)[1]	1,554,500	49,526,122
Shin-Etsu Chemical Co. Ltd. (Japan)[1]	952,500	51,336,477

		100,862,599

Construction Materials - 2.3%
CRH plc (Ireland)[1]	6,993,600	145,914,497

Paper & Forest Products - 0.2%
Norbord, Inc. (Canada)*	1,120,342	16,495,833

Total Materials		263,272,929

Telecommunication Services - 1.5%
Wireless Telecommunication Services - 1.5%
SK Telecom Co. Ltd. - ADR (South Korea)	5,160,950	96,148,499

TOTAL COMMON STOCKS
(Identified Cost $5,519,494,262)		6,135,038,763

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

PREFERRED STOCKS - 1.0%

Consumer Staples - 1.0%
Household Products - 1.0%
Henkel AG & Co. KGaA (Germany)[1] (Identified Cost $36,696,378)	1,048,140	$64,986,480

SHORT-TERM INVESTMENTS - 5.3%

Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.14% (Identified Cost $339,413,268)	339,413,268	339,413,268

TOTAL INVESTMENTS - 101.3%
(Identified Cost $5,895,603,908)		6,539,438,511
LIABILITIES, LESS OTHER ASSETS - (1.3%)		(84,012,377)

NET ASSETS - 100%		$6,455,426,134

ADR - American Depository Receipt

NVDR - Non-Voting Depository Receipt

*Non-income producing security

1International Fair Value factor from pricing service was applied.

2Affiliated company as defined by the Investment Company Act of 1940 (see Note 2 to the financial statements).

3Rate shown is the current yield as of December 31, 2010.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

France - 11.4%; United Kingdom - 11.1%.

The accompanying notes are an integral part of the financial statements.	9

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $5,895,603,908) (Note 2)	$6,539,438,511
Receivable for fund shares sold	15,981,280
Receivable for securities sold	5,054,544
Foreign tax reclaims receivable	4,888,301
Dividends receivable	4,551,961

TOTAL ASSETS	6,569,914,597

LIABILITIES:

Accrued management fees (Note 3)	5,352,489
Accrued transfer agent fees (Note 3)	407,945
Accrued fund accounting and administration fees (Note 3)	136,223
Accrued directors’ fees (Note 3)	2,261
Accrued Chief Compliance Officer service fees (Note 3)	245
Payable for securities purchased	104,105,563
Payable for fund shares repurchased	3,856,821
Other payables and accrued expenses	626,916

TOTAL LIABILITIES	114,488,463

TOTAL NET ASSETS	$6,455,426,134

NET ASSETS CONSIST OF:

Capital stock	$7,500,565
Additional paid-in-capital	5,796,809,349
Distributions in excess of net investment income	(493,000)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	7,289,612
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	644,319,608

TOTAL NET ASSETS	$6,455,426,134

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($6,455,426,134/750,056,522 shares)	$8.61

10	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $12,577,925)	$112,609,854

EXPENSES:

Management fees (Note 3)	55,383,375
Transfer agent fees (Note 3)	2,927,156
Fund accounting and administration fees (Note 3)	743,077
Directors’ fees (Note 3)	103,078
Chief Compliance Officer service fees (Note 3)	2,631
Custodian fees	1,091,198
Miscellaneous	1,373,722

Total Expenses	61,624,237
Less reduction of expenses (Note 3)	(758)

Net Expenses	61,623,479

NET INVESTMENT INCOME	50,986,375

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on- Investments	145,345,736
Foreign currency and translation of other assets and liabilities	(2,707,000)

142,638,736

Net change in unrealized appreciation on- Investments	299,446,571
Foreign currency and translation of other assets and liabilities	387,847

299,834,418

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	442,473,154

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$493,459,529

The accompanying notes are an integral part of the financial statements.	11

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$ 50,986,375	$ 16,004,364
Net realized gain on investments and foreign currency	142,638,736	32,401,977
Net change in unrealized appreciation on investments and foreign currency	299,834,418	859,900,733

Net increase from operations	493,459,529	908,307,074

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(51,336,546)	(30,333,272)
From net realized gain on investments	(128,844,230)	—

Total distributions to shareholders	(180,180,776)	(30,333,272)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	1,224,687,957	2,699,428,129

Net increase in net assets	1,537,966,710	3,577,401,931

NET ASSETS:

Beginning of year	4,917,459,424	1,340,057,493

End of year (including distributions in excess of net investment income of $493,000 and undistributed net investment income of $2,564,172, respectively)	$6,455,426,134	$4,917,459,424

12	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Years Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.12	$5.88	$10.07	$9.58	$8.46

Income (loss) from investment operations:
Net investment income	0.07[1]	0.04[1]	0.10	0.05	0.12
Net realized and unrealized gain (loss) on investments	0.67	2.26	(4.08)	1.36	2.71

Total from investment operations	0.74	2.30	(3.98)	1.41	2.83

Less distributions to shareholders:
From net investment income	(0.07)	(0.06)	(0.03)	(0.05)	(0.14)
From net realized gain on investments	(0.18)	—	(0.18)	(0.87)	(1.57)

Total distributions to shareholders	(0.25)	(0.06)	(0.21)	(0.92)	(1.71)

Net asset value - End of year	$8.61	$8.12	$5.88	$10.07	$9.58

Net assets - End of year (000’s omitted)	$6,455,426	$4,917,459	$1,340,057	$841,864	$317,121

Total return[2]	9.23%	39.12%	(40.07%)	15.13%	33.88%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.11%	1.17%	1.16%	1.14%	1.16%
Net investment income	0.92%	0.60%	2.17%	0.75%	1.35%
Portfolio turnover	39%	42%	34%	49%	64%

*The investment advisor did not impose all of its management fees, CCO fees and fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%[3]	0.00%[3]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	13

Notes to Financial Statements

1.	ORGANIZATION

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies from outside the United States.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 2.5 billion have been designated as World Opportunities Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). In accordance with the procedures approved by the Board, the Series applies fair value pricing on a daily basis except for North American, Central American, South American and Caribbean equity securities. Fair valuing of securities is determined with the assistance of a pricing service using calculations or factors based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts, to adjust local market prices for subsequent

14

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

movements through the time the Series calculates its net asset value. The value of securities used for the net asset value calculation under the procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security, except for those in the regions noted above, as Level 2 securities due to the fact the pricing service evaluated what factor was applied to the calculated end of day market price.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments.) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$ 6,135,038,763	$ 2,244,465,272	$ 3,890,573,491	$ —
Preferred securities	64,986,480		64,986,480	—
Debt securities	—	—	—	—
Mutual funds	339,413,268	339,413,268	—	—
Other financial instruments**:	—	—	—	—

Total assets:	6,539,438,511	2,583,878,540	3,955,559,971	—

Liabilities:
Other financial instruments**:	—	—	—	—
Total liabilities:	—	—	—	—

Total	$ 6,539,438,511	$ 2,583,878,540	$ 3,955,559,971	$ —

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification and for securities where an International Fair Value factor from the pricing service was applied to value the security. Such securities are included in Level 2 in the table above.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2009 or December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. During the year ended December 31, 2010, the Fund had a significant amount of foreign equity securities transfer from Level 1 to Level 2 due to the implementation of new international fair value pricing procedures. The following is a summary of the foreign equity securities that transferred from Level 1 to Level 2:

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Total # Securities Level 1 at beginning and Level 2 at end of period	Total Market Value Beginning of period	Total Market Value End of period	Change in Market Value
28	$ 2,196,289,659	$ 2,575,490,588	$379,200,929

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in shares of Calfrac Well Services Ltd. (Canada) and Trican Well Service Ltd. (Canada) for the year ended December 31, 2010:

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Affiliated Companies (continued)

Name of Issuer	Value at 12/31/09	Purchase Cost	Sales Proceeds	Value at 12/31/10	Shares Held at 12/31/10	Dividend Income 12/31/09 through 12/31/10	Net Realized Gain 12/31/09 through 12/31/10
Calfrac Well Service Ltd. (Canada)*	$67,286,779	—	$27,870,894	$44,652,500	1,296,670	$159,989	$6,107,092
Trican Well Service Ltd. (Canada)	$99,690,152	—	$ —	$150,202,917	7,415,430	$729,495	$ —

* Security was an affiliated company for the period December 31, 2009 through April 16, 2010.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expense that has been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $3,163,930,092 and $2,047,901,465, respectively. There were no purchases or sales of U.S. Government securities.

18

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in Class A shares of World Opportunities Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	380,543,895	$3,072,871,491	473,021,745	$3,314,846,649
Reinvested	17,838,209	148,727,024	2,714,538	21,626,348
Repurchased	(253,809,235)	(1,996,910,558)	(98,321,062)	(637,044,868)

Total	144,572,869	$1,224,687,957	377,415,221	$2,699,428,129

Approximately 3% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series for the year ended December 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

19

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
Ordinary income	$115,460,480	$30,333,272
Long-term capital gains	64,720,296	—

For the year ended December 31, 2010, the Series elected to defer $492,999 of currency losses, attributable to Post-October losses.

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$5,934,571,718
Unrealized appreciation	$817,876,674
Unrealized depreciation	(213,009,881)

Net unrealized appreciation	$604,866,793

Undistributed ordinary income	28,292,435
Undistributed long-term gains	17,964,985

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

21

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $111,683,383 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $64,720,296 as capital gains for its taxable year ended December 31, 2010, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.11%.

22

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

23

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:

Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

25

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

26

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)
Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning

& Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

27

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28

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29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

            MNWO-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

As well-defined swings in sentiment drove market fluctuations in 2010, the fixed income markets generally had favorable results for the year. Returns were broadly positive throughout the first three quarters of the year. However, while equities finished the year with a strong rally, fixed income markets generally took a negative turn at the end of 2010. After eight consecutive quarters of positive performance, broad fixed income markets suffered losses in the fourth quarter.

While municipal securities posted gains for the year, the sector had the weakest fixed income returns in 2010, as credit concerns and supply and demand changes caused noteworthy losses during the last quarter. The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index earned 3.04% during the year. With a return of 0.14%, the Ohio Tax Exempt Series trailed its benchmark over the last twelve months.

The municipal bond market generally performed well in the first three quarters of the year, a reflection of attractive supply and demand dynamics. During this time, the fundamentals in the tax-exempt marketplace remained strong, with demand rising because of the likelihood of higher taxes in the top tax brackets, and supply for longer-term tax-exempt issues declining because of the popularity of the alternative Build America Bond program. However, amid heightened concern about municipal defaults, the municipal bond market struggled during the fourth quarter.

While credit issues exist in certain areas of the municipal market, the Advisor does not believe the broad municipal credit environment has materially deteriorated. In fact, municipal defaults are rare, and municipalities typically pay their debts in full even if they are forced to restructure. Rather, much of the losses at the end of the year were likely due to supply and demand shifts within the sector. The recent tax compromise, which extended the Bush-era tax cuts for all income brackets, lessened the immediate demand for tax-shielding investments, and supply is expected to increase because of the expiration of the Build America Bond program, which had limited longer-term, tax-exempt supply, thus benefiting the municipal market. Given these factors, municipal yields increased during the fourth quarter. While rising yields equate to price declines, the Advisor believes this yield shift has enhanced the relative value of municipal bonds versus other sectors of the fixed income market.

Throughout 2010, the Series continued to focus on high quality bonds with an emphasis on the underlying credit quality, which provides additional security in the midst of a tough credit and economic environment. Specifically, during the past year the underlying credit quality of the bonds in the Series was rated investment grade or higher, and the types of holdings included general obligation debt, pre-refunded bonds, and revenue debt associated with necessary municipal services. While this higher quality bias leads to slightly lower relative yields than the overall municipal market, the Advisor believes the safety and liquidity of such issues justifies the quality bias.

Over the past year, the Series had a significant exposure to securities in the intermediate to longer-term maturity range as compared to the benchmark, which holds only minimal securities in this range. This intermediate to longer-term weighting was the primary driver of relative underperformance in 2010. While the current positioning helped relative results during several periods last year, particularly when municipal yields fell to historic lows during the third quarter, this positioning noticeably detracted from returns when yields rose during the fourth quarter, causing the Series to lag its benchmark for the year. However, given the slow growth economic environment, the Advisor believes the intermediate to longer-term maturity structure continues to be the most suitable strategy.

As the markets unfold in 2011, it will be important to monitor trends such as state and local budgets, monetary policy, and inflation expectations. With this mindset, Manning & Napier remains committed to our active and selective investment approach to fixed income. Staying focused on the fundamentals and maintaining our selective investment process helped us earn solid returns through the volatile markets of 2010, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

		Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Ten Year	Since Inception [1]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[2]	0.14%	3.47%	4.00%	4.29%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[3]	3.04%	4.71%	4.91%	5.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2010 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 0.85%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.85% for the year ended December 31, 2010.

3The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$ 978.30	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

4

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES - 96.7%

Akron, Various Purposes Impt., G.O. Bond	4.250%	12/1/2028	AA2	$200,000	$179,376
Akron, Various Purposes Impt., Series B, G.O. Bond	5.000%	12/1/2031	AA2	300,000	292,392
American Municipal Power-Ohio, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond	5.250%	2/15/2023	A1	150,000	156,143
Avon, Public Impt., Series B, G.O. Bond	5.000%	12/1/2023	Aa1	100,000	105,945
Batavia Local School District, G.O. Bond, NATL	5.625%	12/1/2022	A1	200,000	222,996
Bedford Heights, Series A, G.O. Bond, AMBAC.	5.650%	12/1/2014	Aa3	20,000	21,497
Big Walnut Local School District, Delaware County, School Facilities Construction & Impt., G.O. Bond, AGM	4.500%	12/1/2029	Aa2	200,000	194,284
Brunswick, Limited Tax, Capital Impt., G.O. Bond	4.000%	12/1/2025	Aa2	100,000	96,612
Butler County, G.O. Bond, AMBAC	5.000%	12/1/2016	Aa1	110,000	126,051
Butler County, Water & Sewer, G.O. Bond	2.500%	12/1/2014	Aa1	100,000	102,907
Canal Winchester Local School District, G.O. Bond, AGM	4.250%	12/1/2027	Aa3	500,000	460,515
Canal Winchester Local School District, Prerefunded Balance, Series B, G.O. Bond, NATL	5.000%	12/1/2025	A1	355,000	401,970
Cincinnati City School District, Construction & Impt., G.O. Bond, FGRNA	5.250%	12/1/2022	Aa2	115,000	129,857
Cincinnati City School District, Construction & Impt., G.O. Bond, FGRNA	5.250%	12/1/2025	Aa2	600,000	658,092
Cincinnati City School District, G.O. Bond	4.500%	6/1/2018	Aa2	100,000	110,670
Cincinnati City School District, G.O. Bond	5.000%	6/1/2031	Aa2	265,000	265,779
Cincinnati Water Systems, Series B, Revenue Bond, NATL	5.000%	12/1/2023	Aa1	600,000	637,968
Cincinnati, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2021	Aa1	220,000	241,025
Cincinnati, Various Purposes Impt., Series B, G.O. Bond	4.250%	12/1/2026	Aa1	170,000	164,263
Cleveland Heights & University Heights City School District, G.O. Bond	5.125%	12/1/2026	Aa2	200,000	204,178
Cleveland, Income Tax, Revenue Bond	5.250%	5/15/2024	AA2	500,000	520,730
Cleveland, Water Utility Impt., Series O, Revenue Bond, NATL	5.000%	1/1/2037	Aa1	380,000	369,759
Columbus City School District, Facilities Construction & Impt., G.O. Bond	4.500%	12/1/2029	Aa2	500,000	470,675
Columbus City School District, Facilities Construction & Impt., G.O. Bond, AGM	4.250%	12/1/2032	Aa2	500,000	441,270
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	250,000	279,455

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)

Columbus, Sewer Impt., Series A, Revenue Bond	4.250%	6/1/2030	Aa1	$250,000	$226,575
Cuyahoga Falls, G.O. Bond, NATL	5.000%	12/1/2021	Aa2	750,000	795,330
Delaware County, Capital Facilities, Series A, G.O. Bond	4.250%	12/1/2023	Aa1	100,000	101,388
Eaton Community City Schools, G.O. Bond, FGRNA	4.125%	12/1/2026	Aa2	500,000	459,840
Elyria City School District, G.O. Bond, XLCA	4.750%	12/1/2027	A1	100,000	97,499
Euclid, G.O. Bond, NATL	4.250%	12/1/2023	Aa2	465,000	468,557
Fairbanks Local School District, School Facilities Construction & Impt., G.O. Bond, AGM	4.500%	12/1/2028	Aa3	400,000	374,380
Fairborn School District, G.O. Bond, AGM	5.000%	12/1/2021	Aa3	400,000	430,096
Fairfield County, Building Impt., Prerefunded Balance, G.O. Bond	5.000%	12/1/2018	Aa2	250,000	260,575
Fairview Park City School District, G.O. Bond, NATL	5.000%	12/1/2029	Aa3	315,000	316,969
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2027	Aaa	500,000	524,390
Geneva Area City School District, G.O. Bond, NATL	4.500%	12/1/2030	Aa3	120,000	116,159
Granville Exempt Village School District, G.O. Bond, AGM	4.375%	12/1/2031	Aa1	500,000	454,890
Greater Cleveland Regional Transit Authority, Capital Impt., G.O. Bond, FGRNA	4.125%	12/1/2023	Aa2	450,000	433,080
Greene County, Limited Tax, G.O. Bond	4.500%	12/1/2035	Aa2	250,000	232,630
Greene County, Revenue Bond	3.500%	12/1/2026	Aa2	300,000	259,047
Hamilton City School District, G.O. Bond, AGM	4.250%	12/1/2030	Aa3	500,000	435,760
Hamilton County, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2032	Aa2	100,000	100,286
Hamilton Electric System, Series A, Revenue Bond, AGC	4.125%	10/1/2024	Aa3	300,000	286,170
Hamilton Waterworks System, Series A, Revenue Bond, AGC	4.625%	10/15/2029	Aa3	100,000	93,835
Hamilton, Series A, Revenue Bond, AGC	4.125%	10/15/2023	Aa3	120,000	116,918
Hancock County, Various Purposes Impt., G.O. Bond, NATL	4.000%	12/1/2016	Aa2	200,000	217,134
Harrison, Various Purposes Impt., G.O. Bond, AGM	5.250%	12/1/2038	Aa3	275,000	284,081
Huber Heights City School District, School Impt., G.O. Bond	5.000%	12/1/2036	Aa2	450,000	441,013
Indian Hill Exempt Village School District, School Impt., G.O. Bond	4.375%	12/1/2022	Aaa	250,000	258,015

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)

Indian Lake Local School District, School Facilities Construction & Impt., G.O. Bond, NATL	4.500%	12/1/2021	Aa3	$235,000	$240,755
Ironton City School District, G.O. Bond, NATL	4.250%	12/1/2028	Baa1	500,000	449,365
Kettering City School District, G.O. Bond, AGM	4.250%	12/1/2025	Aa2	750,000	722,648
Lakewood, Water System, Revenue Bond, AMBAC	4.500%	7/1/2028	WR3	500,000	446,750
Lakota Local School District, Series A, G.O. Bond, FGRNA	5.250%	12/1/2024	Aaa	210,000	233,568
Licking Heights Local School District, School Facilities Construction & Impt., Series A, G.O. Bond, NATL	5.000%	12/1/2022	Aa2	250,000	260,250
Lima, Revenue Bond, AGM	3.750%	12/1/2023	Aa3	225,000	217,201
Lima, Revenue Bond, AGM	4.300%	12/1/2029	Aa3	200,000	193,598
Lorain City School District, Unrefunded Balance, G.O. Bond, NATL	4.750%	12/1/2025	Aa2	335,000	341,750
Lorain County, Sewer System Impt., G.O. Bond	5.000%	12/1/2039	Aa2	200,000	196,984
Lucas County, Sewer & Water District Impt., G.O. Bond	4.100%	12/1/2027	AA2	100,000	97,376
Lucas County, Various Purposes Impt., G.O. Bond	4.500%	10/1/2035	Aa2	300,000	268,623
Mahoning County, Various Purposes Impt., Revenue Bond	4.375%	12/1/2035	Aa3	230,000	214,291
Mahoning County, Various Purposes Impt., Series B, G.O. Bond, AGC	4.375%	12/1/2035	Aa3	300,000	285,765
Mansfield, Limited Tax, Various Purposes Impt., G.O. Bond, AGC	5.500%	12/1/2029	Aa3	100,000	98,952
Marion, Limited Tax, Various Purposes Impt., Series A, G.O. Bond, AGM	4.300%	12/1/2030	Aa3	100,000	95,508
Marysville Exempt Village School District, G.O. Bond, AGM	5.000%	12/1/2023	Aa3	500,000	515,850
Marysville, Sewer & Wastewater, Revenue Bond, AGC, XLCA	4.750%	12/1/2046	Aa3	180,000	159,966
Mason, Limited Tax, Various Purposes Impt., G.O. Bond	4.250%	12/1/2027	Aaa	925,000	887,195
Maumee City School District, G.O. Bond, AGM	4.600%	12/1/2031	Aa3	260,000	252,171
Maumee, Public Impt., G.O. Bond, NATL	4.125%	12/1/2018	Aa2	375,000	396,926
Miamisburg City School District, G.O. Bond	5.000%	12/1/2033	Aa2	250,000	251,940
Middletown, Various Purposes Impt., G.O. Bond, AGM	4.500%	12/1/2018	Aa2	100,000	111,511
Monroe Local School District, G.O. Bond, AMBAC	5.500%	12/1/2024	Aa3	500,000	549,645

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)

Montgomery County, Various Purposes Impt., G.O. Bond	3.000%	12/1/2019	Aa1	$250,000	$248,833
Mount Healthy City School District, G.O. Bond, AGM	5.000%	12/1/2031	Aa3	200,000	198,708
Muskingum County, Limited Tax, Various Purposes Impt., G.O. Bond, AGC	4.300%	12/1/2028	Aa2	145,000	141,281
New Albany Plain Local School District, G.O. Bond, FGRNA	5.000%	12/1/2030	AA2	140,000	133,869
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa1	45,000	47,758
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa1	85,000	90,209
New Albany Plain Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2029	Aa1	95,000	100,822
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGIC	5.000%	12/1/2025	Aa1	185,000	185,043
New Albany Plain Local School District, Unrefunded Balance, G.O. Bond, FGRNA	5.000%	12/1/2029	Aa1	130,000	125,070
North Royalton, Various Purposes Impt., G.O. Bond	5.250%	12/1/2028	Aa2	1,025,000	1,058,446
Ohio State Water Development Authority, Pollution Control, Revenue Bond	5.250%	12/1/2015	Aaa	200,000	231,508
Ohio State Water Development Authority, Pure Water, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa	30,000	33,691
Ohio State, Infrastructure Impt., Series A, Prerefunded Balance, G.O. Bond	5.000%	3/1/2017	Aa1	250,000	289,925
Ohio State, School Services, Series A, G.O. Bond	4.500%	9/15/2025	Aa1	700,000	701,554
Ohio State, Series C, G.O. Bond	5.000%	9/15/2020	Aa1	100,000	113,287
Olentangy Local School District, Series A, G.O. Bond, AGM	4.500%	12/1/2032	Aa1	800,000	743,048
Orange City School District, G.O. Bond	4.500%	12/1/2023	Aaa	500,000	508,570
Painesville City Local School District, G.O. Bond, FGRNA	4.500%	12/1/2025	A1	170,000	168,536
Pickerington Local School District, G.O. Bond, NATL	4.300%	12/1/2024	Baa1	300,000	289,020
Pickerington Local School District, G.O. Bond, NATL	4.250%	12/1/2034	Aa2	230,000	196,910
Portage County, Limited Tax, Various Purposes Impt., G.O. Bond	4.000%	12/1/2020	AA2	175,000	180,133
South Range Local School District, G.O. Bond, XLCA	4.500%	12/1/2035	A2	225,000	201,973
South-Western City School District, Franklin & Pickway County, G.O. Bond, AGM	4.250%	12/1/2026	Aa2	600,000	574,500

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

OHIO MUNICIPAL SECURITIES (continued)

Springboro Community City School District, G.O. Bond, AGM	5.250%	12/1/2032	Aa3	$150,000	$150,771
Sugarcreek Local School District, G.O. Bond, AGM	4.250%	12/1/2031	Aa2	750,000	643,410
Summit County, Various Purposes Impt., Series R, G.O. Bond, FGRNA	5.500%	12/1/2019	Aa1	100,000	116,678
Sylvania City School District, G.O. Bond, AGC	5.000%	12/1/2025	Aa2	270,000	278,810
Symmes Township, Limited Tax, Parkland Acquisition & Impt., G.O. Bond	5.250%	12/1/2037	Aa1	100,000	103,434
Tallmadge City School District, G.O. Bond, AGM	5.000%	12/1/2031	AA2	200,000	202,280
Tallmadge, G.O. Bond	4.250%	12/1/2030	Aa2	180,000	172,060
Tecumseh Local School District, G.O. Bond, FGRNA	4.750%	12/1/2027	A1	195,000	192,317
Toledo, Capital Impt., G.O. Bond, AGC	4.000%	12/1/2024	Aa3	100,000	92,423
Toledo, Waterworks, Revenue Bond, NATL	5.000%	11/15/2023	Aa3	100,000	102,025
Trotwood-Madison City School District, G.O. Bond, AGM	4.250%	12/1/2022	Aa3	250,000	248,490
Troy, Sewer Impt., G.O. Bond	4.750%	12/1/2024	Aa1	250,000	255,940
Van Buren Local School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2016	Aa3	300,000	313,269
Vandalia Butler City School District, G.O. Bond	5.000%	12/1/2038	Aa2	500,000	510,145
Vandalia, G.O. Bond, AMBAC	5.000%	12/1/2015	Aa2	235,000	257,207
Wadsworth City School District, G.O. Bond, AGC	5.000%	12/1/2037	AA2	180,000	182,090
Warren County, Highway Impt., G.O. Bond	4.000%	12/1/2022	Aa1	100,000	101,249
Washington Court House City School District, G.O. Bond, FGRNA	5.000%	12/1/2029	A1	500,000	496,955
West Chester Township, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2020	Aaa	100,000	110,245
Wood County, G.O. Bond	5.400%	12/1/2013	Aa2	15,000	15,045

TOTAL MUNICIPAL BONDS (Identified Cost $34,002,680)					33,235,151

SHORT-TERM INVESTMENTS - 3.0%
Dreyfus AMT - Free Municipal Reserves - Class R (Identified Cost $1,017,361)				1,017,361	1,017,361

9	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

Value (Note 2)
TOTAL INVESTMENTS - 99.7% (Identified Cost $35,020,041)	$34,252,512
OTHER ASSETS, LESS LIABILITIES - 0.3%	117,243

NET ASSETS - 100%	$34,369,755

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2010, there is no rating available (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies:

NATL - 26.1%; AGM - 24.0%.

The accompanying notes are an integral part of the financial statements.	10

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investments, at value (identified cost $35,020,041) (Note 2)	$34,252,512
Interest receivable	177,763

TOTAL ASSETS	34,430,275

LIABILITIES:

Accrued management fees (Note 3)	16,011
Accrued fund accounting and administration fees (Note 3)	5,520
Accrued transfer agent fees (Note 3)	477
Accrued Chief Compliance Officer service fees (Note 3)	245
Audit fees payable	29,616
Printing fees payable	4,234
Other payables and accrued expenses	4,417

TOTAL LIABILITIES	60,520

TOTAL NET ASSETS	$34,369,755

NET ASSETS CONSIST OF:

Capital stock	$33,358
Additional paid-in-capital	35,067,396
Undistributed net investment income	36,178
Accumulated net realized gain on investments	352
Net unrealized depreciation on investments	(767,529)

TOTAL NET ASSETS	$34,369,755

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($34,369,755/3,335,822 shares)	$10.30

11	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Interest	$1,235,268
Dividends	48

Total Investment Income	1,235,316

EXPENSES:

Management fees (Note 3)	150,692
Fund accounting and administration fees (Note 3)	45,687
Directors’ fees (Note 3)	6,973
Chief Compliance Officer service fees (Note 3)	2,630
Transfer agent fees (Note 3)	2,603
Audit fees	29,805
Custodian fees	1,702
Miscellaneous	16,410

Total Expenses	256,502
Less reduction of expenses (Note 3)	(758)

Net Expenses	255,744

NET INVESTMENT INCOME	979,572

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	286
Net change in unrealized depreciation on investments	(1,217,584)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(1,217,298)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(237,726)

The accompanying notes are an integral part of the financial statements.	12

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$979,572	$749,727
Net realized gain on investments	286	130,404
Net change in unrealized appreciation (depreciation) on investments	(1,217,584)	1,786,693

Net increase (decrease) from operations	(237,726)	2,666,824

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(996,467)	(774,410)
From net realized gain on investments	—	(221,596)

Total distributions to shareholders	(996,467)	(996,006)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	10,728,881	2,359,995

Net increase in net assets	9,494,688	4,030,813

NET ASSETS:

Beginning of year	24,875,067	20,844,254

End of year (including undistributed net investment income of $36,178 and $53,139, respectively)	$34,369,755	$24,875,067

13	The accompanying notes are an integral part of the financial statements.

Financial Highlights

		For the Years Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.62	$9.82	$10.43	$10.46	$10.52

Income (loss) from investment operations:
Net investment income	0.35[1]	0.36[1]	0.38	0.34	0.38
Net realized and unrealized gain (loss) on investments	(0.33)	0.91	(0.57)	—[2]	(0.05)

Total from investment operations	0.02	1.27	(0.19)	0.34	0.33

Less distributions to shareholders:
From net investment income	(0.34)	(0.37)	(0.36)	(0.37)	(0.38)
From net realized gain on investments	—	(0.10)	(0.06)	—	(0.01)

Total distributions to shareholders	(0.34)	(0.47)	(0.42)	(0.37)	(0.39)

Net asset value - End of year	$10.30	$10.62	$9.82	$10.43	$10.46

Net assets - End of year (000’s omitted)	$34,370	$24,875	$20,844	$26,432	$20,612

Total return[3]	0.14%	13.09%	(1.74%)	3.28%	3.19%
Ratios (to average net assets)/
Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.25%	3.39%	3.58%	3.47%	3.81%
Portfolio turnover	0%[4]	11%	15%	3%	9%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

0.00%[5]	0.03%	0.01%	0.00%[5]	0.07%

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Less than 1%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	14

Notes to Financial Statements

1.	ORGANIZATION

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$—	$—	$—	$—
Preferred securities	—	—	—	—
Debt securities:
States and political subdivisions (municipals)	33,235,151	—	33,235,151	—
Mutual funds	1,017,361	1,017,361	—	—
Other financial instruments**:	—	—	—	—

Total assets:	34,252,512	1,017,361	33,235,151	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$34,252,512	$1,017,361	$33,235,151	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2009 or December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the

17

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which are included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $10,731,463 and $20,000, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Ohio Tax Exempt Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	1,165,715	$12,625,181	673,194	$7,080,565
Reinvested	89,722	946,551	91,022	955,397
Repurchased	(262,403)	(2,842,851)	(543,835)	(5,675,967)

Total	993,034	$10,728,881	220,381	2,359,995

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

18

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
Tax exempt income	$996,467	$774,419
Long-term capital gains	—	221,587

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$35,017,120
Unrealized appreciation	$312,179
Unrealized depreciation	(1,076,787)

Net unrealized depreciation	$(764,608)

Undistributed tax exempt income	33,257
Undistributed long-term gains	352

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

20

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $0 as capital gains for its taxable year ended December 31, 2010. In addition, the Series hereby designates $996,467 as tax exempt dividends for the year ended December 31, 2010. For each item it is the intention of the Series to designate the maximum allowable under tax law.

21

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

22

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President;
Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

INDEPENDENT DIRECTORS
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance &
Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

24

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

25

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

26

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on

Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNOHTES-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

As well-defined swings in sentiment drove market fluctuations in 2010, the fixed income markets generally had favorable results for the year. Returns were broadly positive throughout the first three quarters of the year. However, while equities finished the year with a strong rally, fixed income markets generally took a negative turn at the end of 2010. After eight consecutive quarters of positive performance, broad fixed income markets suffered losses in the fourth quarter.

While municipal securities posted gains for the year, the sector had the weakest fixed income returns in 2010, as credit concerns and supply and demand changes caused noteworthy losses during the last quarter. The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index earned 3.04% during the year. With a return of 0.41%, the Diversified Tax Exempt Series trailed its benchmark over the last twelve months.

The municipal bond market generally performed well in the first three quarters of the year, a reflection of attractive supply and demand dynamics. During this time, the fundamentals in the tax-exempt marketplace remained strong, with demand rising because of the likelihood of higher taxes in the top tax brackets, and supply for longer-term tax-exempt issues declining because of the popularity of the alternative Build America Bond program. However, amid heightened concern about municipal defaults, the municipal bond market struggled during the fourth quarter.

While credit issues exist in certain areas of the municipal market, the Advisor does not believe the broad municipal credit environment has materially deteriorated. In fact, municipal defaults are rare, and municipalities typically pay their debts in full even if they are forced to restructure. Rather, much of the losses at the end of the year were likely due to supply and demand shifts within the sector. The recent tax compromise, which extended the Bush-era tax cuts for all income brackets, lessened the immediate demand for tax-shielding investments, and supply is expected to increase because of the expiration of the Build America Bond program, which had limited longer-term, tax-exempt supply, thus benefiting the municipal market. Given these factors, municipal yields increased during the fourth quarter. While rising yields equate to price declines, the Advisor believes this yield shift has enhanced the relative value of municipal bonds versus other sectors of the fixed income market.

Throughout 2010, the Series continued to focus on high quality bonds with an emphasis on the underlying credit quality, which provides additional security in the midst of a tough credit and economic environment. Specifically, during the past year the underlying credit quality of the bonds in the Series was rated investment grade or higher, and the types of holdings included general obligation debt, pre-refunded bonds, and revenue debt associated with necessary municipal services. While this higher quality bias leads to slightly lower relative yields than the overall municipal market, the Advisor believes the safety and liquidity of such issues justifies the quality bias.

Over the past year, the Series had a significant exposure to securities in the intermediate to longer-term maturity range as compared to the benchmark, which holds only minimal securities in this range. This intermediate to longer-term weighting was the primary driver of relative underperformance in 2010. While the current positioning helped relative results during several periods last year, particularly when municipal yields fell to historic lows during the third quarter, this positioning noticeably detracted from returns when yields rose during the fourth quarter, causing the Series to lag its benchmark for the year. However, given the slow growth economic environment, the Advisor believes the intermediate to longer-term maturity structure continues to be the most suitable strategy.

As the markets unfold in 2011, it will be important to monitor trends such as state and local budgets, monetary policy, and inflation expectations. With this mindset, Manning & Napier remains committed to our active and selective investment approach to fixed income. Staying focused on the fundamentals and maintaining our selective investment process helped us earn solid returns through the volatile markets of 2010, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

	Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Ten Year	Since Inception [1]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[2]	0.41%	3.59%	4.18%	4.49%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[3]	3.04%	4.71%	4.91%	5.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2010 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 0.58%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.58% for the year ended December 31, 2010.

3The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$ 978.50	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

Credit Quality Ratings[2,3]
Aaa	19.9%
Aa	56.7%
A	13.2%
Baa	4.5%
Unrated investments	1.0%
Cash, short-term investments, and other assets, less liabilities	4.7%

2As a percentage of net assets.

[3]Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

Top Ten States[4]
Florida	4.9%
Texas	4.9%
South Carolina	4.7%
Washington	4.6%
New York	4.5%
Indiana	4.1%
Massachusetts	3.8%
Pennsylvania	3.5%
Virginia	3.4%
Michigan	3.4%

4As a percentage of total investments.

4

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS - 95.3%

ALABAMA - 1.1%

Alabama State, Series C, G.O. Bond	3.250%	6/1/2021	Aa1	$1,500,000	$1,447,230
Fort Payne Waterworks Board, Revenue Bond, AMBAC	3.500%	7/1/2015	WR2	665,000	681,279
Hoover Board of Education, Special Tax Warrants, NATL	5.250%	2/15/2017	Aa2	500,000	503,005
Odenville Utilities Board, Water, Revenue Bond, NATL	4.300%	8/1/2028	Baa1	500,000	484,375

					3,115,889

ALASKA - 0.2%

Alaska Municipal Bond Bank Authority, Series 1, Revenue Bond, NATL	4.100%	6/1/2017	Aa2	455,000	473,082

ARIZONA - 2.6%

Goodyear, G.O. Bond, NATL	4.375%	7/1/2020	Aa2	680,000	702,134
Mesa, G.O. Bond, FGRNA	4.125%	7/1/2027	Aa2	2,215,000	2,056,672
Phoenix, Series B, G.O. Bond	4.200%	7/1/2021	Aa1	1,500,000	1,541,160
Salt River Project Agricultural Impt. & Power District, Series A, Revenue Bond	5.000%	1/1/2035	Aa1	1,700,000	1,700,000
Yuma County Library District, Series A, G.O. Bond, AMBAC	4.500%	7/1/2035	Aa3	1,200,000	1,064,640

					7,064,606

ARKANSAS - 0.8%

Arkansas State, Water Utility Impt., Series A, G.O. Bond	4.500%	7/1/2044	Aa1	1,000,000	932,940
Bentonville School District No. 6, Series A, G.O. Bond	4.500%	6/1/2040	Aa2	1,000,000	921,910
Hot Springs, Public Impt., Revenue Bond, AGC.	4.625%	12/1/2037	AA3	500,000	476,670

					2,331,520

CALIFORNIA - 3.0%

California State, G.O. Bond	5.250%	2/1/2023	A1	500,000	512,950
California State, G.O. Bond	4.750%	12/1/2028	A1	795,000	722,504
California State, Various Purposes Impt., G.O. Bond, AMBAC	4.250%	12/1/2035	A1	1,140,000	894,889
Campbell Union School District, G.O. Bond, AGM	4.375%	8/1/2027	Aa2	1,810,000	1,668,060

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

CALIFORNIA (continued)

Chula Vista Elementary School District, Series F, G.O. Bond, NATL	4.800%	8/1/2024	Baa1	$435,000	$434,382
Chula Vista Elementary School District, Series F, G.O. Bond, NATL	4.875%	8/1/2025	Baa1	425,000	422,573
Los Angeles Unified School District, Series B, G.O. Bond, AMBAC	4.500%	7/1/2027	Aa2	840,000	760,679
Oak Valley Hospital District, G.O. Bond, FGRNA	4.500%	7/1/2025	A1	1,395,000	1,251,692
Richmond Joint Powers Financing Authority, Series A, Tax Allocation, NATL	5.250%	9/1/2025	Baa1	1,570,000	1,515,395

					8,183,124

COLORADO - 0.8%

Colorado Water Resources & Power Development Authority, Water Resource, Series D, Revenue Bond, AGM	4.375%	8/1/2035	Aa2	1,420,000	1,269,295
Commerce City, Certificate of Participation, AMBAC	4.750%	12/15/2032	A3	1,000,000	884,460

					2,153,755

CONNECTICUT - 0.6%

Stamford, G.O. Bond	4.400%	2/15/2026	Aa1	1,545,000	1,553,698

DELAWARE - 1.0%

New Castle County, Series A, G.O. Bond	4.250%	7/15/2025	Aaa	1,500,000	1,515,405
New Castle County, Series A, G.O. Bond	4.250%	7/15/2026	Aaa	1,265,000	1,271,730

					2,787,135

DISTRICT OF COLUMBIA - 0.8%

District of Columbia, Series A, G.O. Bond, FGRNA	4.750%	6/1/2033	Aa2	2,500,000	2,345,700

FLORIDA - 4.8%

Cape Coral, Water Utility Impt., Special Assessment, NATL	4.500%	7/1/2021	A2	1,845,000	1,820,701
Florida State Board of Education, Capital Outlay, Public Education, Series A, G.O. Bond, AGM	4.500%	6/1/2025	Aa1	1,280,000	1,285,555

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

FLORIDA (continued)

Florida State Board of Education, Capital Outlay, Public Education, Series D, G.O. Bond	5.000%	6/1/2016	Aa1	$2,000,000	$2,257,380
Florida State Department of Transportation, G.O. Bond	5.000%	7/1/2027	Aa1	1,000,000	1,006,300
Fort Lauderdale, Water Utility Impt., Revenue Bond	4.500%	9/1/2038	Aa1	1,000,000	892,470
Miami-Dade County, Water & Sewer Systems, Revenue Bond, AGM	5.000%	10/1/2039	Aa2	1,500,000	1,455,375
Palm Beach County, FPL Reclaimed Water Project, Revenue Bond	5.000%	10/1/2040	Aaa	1,020,000	1,015,226
Panama City Beach, Water Utility Impt., Revenue Bond, AGC	5.000%	6/1/2039	AA3	1,000,000	954,740
Tampa Bay Water Utility System, Revenue Bond	5.000%	10/1/2038	Aa2	1,000,000	985,160
Tohopekaliga Water Authority, Utility System, Series A, Revenue Bond, AGM	5.000%	10/1/2028	Aa2	510,000	513,606
Winter Park, Electric Impt., Series A, Revenue Bond, AGM	5.000%	10/1/2029	Aa3	1,000,000	1,001,330
Winter Park, Impt., Revenue Bond	5.000%	12/1/2034	Aa2	250,000	243,857

					13,431,700

GEORGIA - 3.1%

Atlanta, Prerefunded Balance, G.O. Bond	5.600%	12/1/2018	Aa2	350,000	354,900
Atlanta, Water & Wastewater, Revenue Bond, AGM	5.000%	11/1/2043	Aa3	1,500,000	1,399,395
Atlanta, Water & Wastewater, Series A, Revenue Bond, NATL	5.000%	11/1/2033	A1	310,000	294,205
Coweta County Water & Sewage Authority, Series A, Revenue Bond, AGM	4.250%	6/1/2040	Aa3	1,500,000	1,290,465
Dekalb County, Special Transportation Parks & Greenspace, G.O. Bond	4.375%	12/1/2030	Aa3	1,000,000	970,820
Dekalb County, Water & Sewer, Series A, Revenue Bond	5.000%	10/1/2035	Aa1	1,000,000	995,700
Fulton County, Water Utility Impt., Revenue Bond, FGRNA	5.000%	1/1/2035	Aa2	1,000,000	983,530
Georgia State, Prerefunded Balance, Series B, G.O. Bond	5.650%	3/1/2012	Aaa	5,000	5,298
Georgia State, Series B, G.O. Bond	4.000%	3/1/2022	Aaa	1,270,000	1,289,596
Georgia State, Unrefunded Balance, Series B, G.O. Bond	5.650%	3/1/2012	Aaa	195,000	206,747

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

GEORGIA (continued)

Madison, Water & Sewer, Revenue Bond, AMBAC	4.625%	7/1/2030	WR2	$1,000,000	$883,030

					8,673,686

HAWAII - 0.3%

Honolulu County, Public Impt., Series B, G.O. Bond	4.750%	12/1/2035	Aa1	1,000,000	957,700

ILLINOIS - 2.3%

Chicago, Series A, G.O. Bond, AGM	4.750%	1/1/2038	Aa3	1,500,000	1,304,820
Chicago, Unrefunded Balance, Series A, G.O. Bond, NATL	5.000%	1/1/2034	Aa3	520,000	461,505
Illinois State, G.O. Bond	5.000%	12/1/2027	A1	600,000	542,076
Illinois State, G.O. Bond, NATL	5.250%	10/1/2018	A1	2,000,000	2,007,020
Springfield Metropolitan Sanitation District, Series A, G.O. Bond	4.750%	1/1/2034	AA3	1,115,000	1,045,301
Springfield, Electric Power & Light, Revenue Bond, NATL	5.000%	3/1/2035	A1	1,000,000	959,310

					6,320,032

INDIANA - 4.0%

Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	A3	1,450,000	1,519,702
Avon Community School Building Corp., Revenue Bond, AMBAC	4.750%	1/15/2032	A3	1,015,000	923,122
Frankfort High School Elementary School Building Corp., Revenue Bond, AGM	4.750%	7/15/2025	Aa3	1,500,000	1,517,445
Indiana Municipal Power Agency, Series A, Revenue Bond, NATL	5.000%	1/1/2042	A1	1,000,000	921,830
Indianapolis Local Public Impt. Bond Bank, Waterworks Project, Series A, Revenue Bond, AGC	5.500%	1/1/2038	Aa3	1,000,000	1,032,640
La Porte County, G.O. Bond, FGRNA	5.200%	1/15/2018	A1	300,000	306,561
Noblesville, Sewage Works, Revenue Bond, AMBAC	5.000%	1/1/2024	Aa2	550,000	550,253
North Lawrence Community Schools Building Corp., Revenue Bond, AGM	5.000%	7/15/2020	Aa3	450,000	469,242
Plainfield, Series A, Revenue Bond	4.650%	1/1/2027	A3	645,000	623,096

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

INDIANA (continued)

Shelbyville Central Renovation School Building Corp., Revenue Bond, NATL	5.000%	7/15/2018	Baa1	$3,000,000	$3,265,020

					11,128,911

IOWA - 2.1%

Cedar Rapids, Public Impt., Series A, G.O. Bond	4.000%	6/1/2030	Aaa	440,000	387,715
Dubuque Iowa, Series D, Revenue Bond	4.000%	6/1/2030	Aa2	470,000	406,216
Indianola Community School District, G.O. Bond, FGRNA	5.200%	6/1/2021	A1	425,000	440,555
Iowa City Community School District, G.O. Bond, AGM	4.000%	6/1/2018	Aaa	425,000	435,918
Linn-Mar Community School District, Revenue Bond	4.625%	7/1/2029	A2	1,000,000	958,580
Polk County, Series C, G.O. Bond	4.000%	6/1/2017	Aaa	995,000	1,053,018
Polk County, Series C, G.O. Bond	4.125%	6/1/2025	Aaa	2,075,000	2,076,577

					5,758,579

KANSAS - 3.0%

Johnson & Miami Counties Unified School District No. 230, G.O. Bond, FGRNA	4.000%	9/1/2022	Aa3	1,000,000	976,510
Johnson County Water District No. 1, Revenue Bond	3.250%	12/1/2030	Aaa	1,000,000	793,820
Miami County Unified School District No. 416 Louisburg, G.O Bond, NATL	5.000%	9/1/2018	Baa1	2,000,000	2,173,900
Scott County, G.O. Bond	4.750%	4/1/2040	A3	1,000,000	967,690
Sedgwick County Unified School District No. 265, G.O. Bond, AGM	5.000%	10/1/2025	Aa3	1,090,000	1,102,306
Seward County, G.O. Bond, AGM	5.000%	8/1/2040	Aa3	1,000,000	1,012,110
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, AGM	4.200%	9/1/2020	Aa3	700,000	715,750
Shawnee County Unified School District No. 450, Shawnee Heights, G.O. Bond, AGM	4.250%	9/1/2021	Aa3	580,000	589,054

					8,331,140

KENTUCKY - 1.3%

Lexington-Fayette Urban County Government Public Facilities Corp., Revenue Bond, NATL	4.000%	10/1/2018	Aa2	1,655,000	1,722,640
Lexington-Fayette Urban County Government, Series A, Revenue Bond	3.625%	7/1/2020	Aa2	1,000,000	1,016,920

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

KENTUCKY (continued)

Louisville & Jefferson County Metropolitan Sewer District, Series A, Revenue Bond, AGC	4.250%	5/15/2038	Aa3	$1,000,000	$873,940

					3,613,500

LOUISIANA - 0.7%

Caddo Parish Parishwide School District, G.O. Bond, NATL	4.350%	3/1/2026	Aa2	660,000	654,898
Caddo Parish Parishwide School District, G.O. Bond, NATL	4.375%	3/1/2027	Aa2	1,090,000	1,073,792
New Orleans, Sewage Service, Revenue Bond, FGIC	5.250%	6/1/2012	A3	300,000	300,678

					2,029,368

MAINE - 0.3%

Maine Municipal Bond Bank, Series D, Revenue Bond	4.000%	11/1/2033	AAA[3]	1,000,000	850,160

MARYLAND - 1.4%

Anne Arundel County, Water & Sewer, G.O. Bond	4.125%	3/1/2024	Aa1	345,000	348,826
Anne Arundel County, Water & Sewer, G.O. Bond	4.200%	3/1/2025	Aa1	1,770,000	1,784,815
Baltimore County, Metropolitan District, G.O. Bond	4.250%	9/1/2029	Aaa	1,000,000	972,290
Maryland State, State and Local Facilities, G.O. Bond	4.250%	8/1/2021	Aaa	750,000	785,963

					3,891,894

MASSACHUSETTS - 3.7%

Beverly, Municipal Purpose Loan, G.O. Bond	4.500%	1/15/2035	AA3	695,000	647,608
Boston Water & Sewer Commission, Series A, Revenue Bond	5.000%	11/1/2031	Aa1	1,000,000	1,034,580
Boston, Series A, G.O. Bond, NATL	4.125%	1/1/2021	Aaa	1,000,000	1,022,230
Boston, Series A, G.O. Bond, NATL	4.125%	1/1/2022	Aaa	410,000	416,654
Cambridge, Series A, G.O. Bond	4.000%	2/1/2026	Aaa	850,000	836,629
Cambridge, Series A, G.O. Bond	4.000%	2/1/2027	Aaa	850,000	825,401
Commonwealth of Massachusetts, Series A, G.O. Bond	4.750%	8/1/2038	Aa1	500,000	479,935

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

MASSACHUSETTS (continued)

Commonwealth of Massachusetts, Series C, G.O. Bond, AMBAC	5.500%	12/1/2023	Aa1	$1,000,000	$1,153,740
Commonwealth of Massachusetts, Series D, G.O. Bond	5.250%	10/1/2014	Aa1	1,000,000	1,133,870
Lowell, State Qualified, G.O. Bond, AMBAC	5.000%	2/1/2020	Aa2	500,000	528,740
Massachusetts Water Resources Authority, Series A, Revenue Bond, AGM	4.375%	8/1/2032	Aa1	2,000,000	1,826,160
Richmond, G.O. Bond, NATL	5.000%	4/15/2021	Aa2	400,000	404,996

					10,310,543

MICHIGAN - 3.3%

Bendle Public School District, G.O. Bond, FGRNA	4.500%	5/1/2028	Aa2	640,000	581,216
Detroit City School District, Series B, G.O. Bond, FGIC	5.000%	5/1/2033	Aa2	750,000	658,320
Detroit Sewer Disposal System, Series B, Revenue Bond, FGRNA	4.625%	7/1/2034	A2	1,500,000	1,265,235
Detroit Water Supply System, Revenue Bond, NATL	5.250%	7/1/2023	A1	2,000,000	2,022,820
Grand Rapids Public Schools, G.O. Bond, NATL	4.125%	5/1/2023	Aa3	1,200,000	1,169,016
Muskegon Public Schools, G.O. Bond, AGM	5.000%	5/1/2020	Aa2	1,000,000	1,034,850
Saginaw City School District, G.O. Bond, AGM	4.500%	5/1/2031	Aa2	1,695,000	1,502,245
Warren Woods Public Schools, School Building & Site, G.O. Bond, AGM	4.500%	5/1/2026	Aa2	1,015,000	952,750

					9,186,452

MINNESOTA - 2.0%

Brooklyn Center Independent School District No. 286, Series A, G.O. Bond, NATL	4.375%	2/1/2026	Aa2	1,105,000	1,095,928
Hennepin County, Series A, G.O. Bond	4.500%	12/1/2025	Aaa	1,500,000	1,531,800
Minnesota State, G.O. Bond	5.000%	8/1/2013	Aa1	2,000,000	2,200,100
Pine County, Series A, G.O. Bond, FGRNA	4.400%	2/1/2028	AAA[3]	555,000	539,643
Western Minnesota Municipal Power Agency, Revenue Bond	6.625%	1/1/2016	Aaa	175,000	198,201

					5,565,672

MISSISSIPPI - 0.2%

Biloxi Public School District, Prerefunded Balance, Revenue Bond, NATL	5.000%	4/1/2017	A1	500,000	505,740

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

MISSOURI - 1.7%

Columbia, Water & Electric, Series A, Revenue Bond	4.125%	10/1/2033	AA3	$995,000	$928,703
Missouri State, Water Pollution Control, Series A, G.O. Bond	4.500%	12/1/2030	Aaa	2,375,000	2,745,429
Springfield, Electric Light & Power Impt., Revenue Bond, FGRNA	4.750%	8/1/2031	Aa3	1,015,000	981,302

					4,655,434

NEBRASKA - 1.8%

Nebraska Public Power District, Series C, Revenue Bond	5.000%	1/1/2026	A1	840,000	859,925
Omaha Metropolitan Utilities District, Series A, Revenue Bond, AGM	4.375%	12/1/2031	A1	2,640,000	2,375,393
Omaha Public Power District, Series AA, Revenue Bonds, FGRNA	4.500%	2/1/2034	Aa2	1,950,000	1,765,257

					5,000,575

NEVADA - 3.0%

Clark County, G.O. Bond, AGM	4.750%	6/1/2027	Aa1	3,000,000	2,986,350
Las Vegas Valley Water District, Water Impt., Series A, G.O. Bond, AGM	4.750%	6/1/2033	Aa1	1,500,000	1,403,655
Nevada State, Capital Impt., G.O. Bond	5.000%	6/1/2019	Aa1	2,040,000	2,233,147
Nevada State, Project Nos. 66 & 67, Unrefunded Balance, Series A, G.O. Bond, FGRNA	5.000%	5/15/2028	Aa1	125,000	125,010
North Las Vegas, G.O. Bond, NATL	5.000%	5/1/2024	Aa2	1,500,000	1,515,975

					8,264,137

NEW HAMPSHIRE - 0.6%

Manchester, Series F, G.O. Bond	3.750%	12/1/2025	Aa1	1,005,000	954,147
New Hampshire Municipal Bond Bank, Series D, Revenue Bond	4.625%	7/15/2039	Aa3	835,000	821,331

					1,775,478

NEW JERSEY - 1.5%

East Brunswick Township Board of Education, G.O. Bond, AGM	4.500%	11/1/2028	Aa2	835,000	828,879
East Brunswick Township Board of Education, G.O. Bond, AGM	4.500%	11/1/2029	Aa2	1,000,000	981,260

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

NEW JERSEY (continued)

Hudson County, G.O. Bond, CIFG	4.250%	9/1/2021	Aa3	$930,000	$954,794
Morris County Impt. Authority, School District, Morris Hills Regional District, Revenue Bond	3.700%	10/1/2018	Aaa	540,000	559,121
Sparta Township Board of Education, G.O. Bond, AGM	4.300%	2/15/2030	Aa2	1,000,000	916,020

					4,240,074

NEW MEXICO - 0.3%

New Mexico Finance Authority, Public Project Revolving Fund, Series A-1, Revenue Bond, NATL	3.250%	6/1/2013	Aa1	690,000	725,501

NEW YORK - 4.4%

Hampton Bays Union Free School District, G.O. Bond, AGM	4.375%	9/15/2029	Aa3	2,225,000	2,173,447
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	5.750%	6/15/2040	Aa1	2,590,000	2,752,626
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series E, Revenue Bond, FGRNA	5.000%	6/15/2026	Aa1	750,000	758,835
New York State Dormitory Authority, University of Rochester, Series E, Revenue Bond	4.000%	7/1/2022	Aa3	930,000	924,494
New York State Power Authority, Series A, Revenue Bond, NATL	4.500%	11/15/2047	Aa2	1,000,000	909,430
New York State Urban Development Corp., Series B, Revenue Bond, NATL	5.000%	1/1/2019	WR2	1,000,000	1,080,640
Port Authority of New York & New Jersey, Revenue Bond	4.500%	10/15/2037	Aa2	1,000,000	925,180
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.375%	10/15/2030	AA3	2,000,000	1,882,300
Saratoga County, Sewer Impt., Series B, G.O. Bond	4.375%	7/15/2040	AA3	855,000	770,526

					12,177,478

NORTH CAROLINA - 2.1%

Charlotte, Series B, Revenue Bond	4.625%	7/1/2039	Aaa	1,000,000	965,450
Charlotte, Water & Sewer, Revenue Bond	5.000%	7/1/2038	Aaa	1,000,000	1,016,250
Mecklenburg County, Public Impt., Series A, G.O. Bond	4.125%	2/1/2022	Aaa	1,455,000	1,490,677

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

NORTH CAROLINA (continued)

North Carolina Municipal Power Agency No. 1 Catawba, Series A, Revenue Bond	5.000%	1/1/2030	A2	$1,000,000	$969,000
North Carolina State, Highway Impt., Revenue Bond, NATL	4.000%	3/1/2018	Aa2	1,355,000	1,443,617

					5,884,994

NORTH DAKOTA - 0.7%

Fargo, Series A, G.O. Bond, NATL	4.700%	5/1/2030	Aa1	1,840,000	1,805,960

OHIO - 3.0%

Brookville Local School District, G.O. Bond, AGM	4.125%	12/1/2026	Aa3	660,000	610,790
Columbus City School District, G.O. Bond, AGM	4.375%	12/1/2032	Aa2	1,000,000	892,810
Columbus, Limited Tax, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	1,000,000	1,117,820
Licking Heights Local School District, School Facilities Construction & Impt., Series A, G.O. Bond, NATL	5.000%	12/1/2022	Aa2	1,450,000	1,509,450
Newark City School District, G.O. Bond, FGRNA	4.250%	12/1/2027	A1	500,000	455,375
Ohio State, Conservation Project, Series A, Prerefunded Balance, G.O. Bond	5.000%	3/1/2015	Aa1	1,000,000	1,117,610
Pickerington Local School District, G.O. Bond, NATL	4.250%	12/1/2034	Aa2	2,500,000	2,140,325
Springfield City School District, Prerefunded Balance, G.O. Bond, FGIC	5.200%	12/1/2023	A1	325,000	345,439

					8,189,619

OKLAHOMA - 1.1%

Oklahoma City Water Utilities Trust, Series A, Revenue Bond	4.125%	7/1/2039	Aa1	1,000,000	878,850
Oklahoma City, G.O. Bond, NATL	4.250%	3/1/2023	Aaa	2,000,000	2,036,320

					2,915,170

OREGON - 2.3%

Clackamas County School District No. 12 North Clackamas, Series A, G.O. Bond, AGM	4.750%	6/15/2031	Aa1	870,000	863,231
Metro, G.O. Bond	5.000%	6/1/2022	Aaa	3,000,000	3,273,630

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

OREGON (continued)

Portland, Water Utility Impt., Series A, Revenue Bond, NATL	4.500%	10/1/2031	Aa1	$550,000	$528,435
Salem, Water & Sewer, Revenue Bond, AGM	5.000%	5/1/2014	Aa3	1,120,000	1,244,141
Washington County School District No. 15 Forest Grove, Prerefunded Balance, G.O. Bond, AGM	5.500%	6/15/2017	Aa1	500,000	511,645

					6,421,082

PENNSYLVANIA - 3.5%

Allegheny County, Series C-62B, G.O. Bond	5.000%	11/1/2029	A1	750,000	750,480
Commonwealth of Pennsylvania, Second Series, G.O. Bond, CIFG	4.250%	3/1/2025	Aa1	2,000,000	1,970,600
Erie Water Authority, Series 2006, Revenue Bond, AGM	5.000%	12/1/2036	AA3	1,000,000	964,770
Jenkintown School District, Series A, G.O. Bond, FGRNA	4.500%	5/15/2032	A3	1,000,000	913,880
Lancaster School District, G.O. Bond, AGM	5.000%	6/1/2019	Aa3	1,200,000	1,319,472
Pennsylvania Turnpike Commission, Prerefunded Balance, Revenue Bond, AMBAC	5.375%	7/15/2019	Aa3	530,000	549,700
Philadelphia, Water & Wastewater, Prerefunded Revenue Bond, NATL	5.600%	8/1/2018	BBB[3]	20,000	23,162
Philadelphia, Water & Wastewater, Series A, Revenue Bond, AMRAG	5.000%	8/1/2021	Aa3	1,000,000	1,050,960
Plum Boro School District, Series A, G.O. Bond, FGRNA	4.500%	9/15/2030	A3	855,000	796,672
Uniontown Area School District, G.O. Bond, AGM	4.350%	10/1/2034	Aa3	1,500,000	1,303,170

					9,642,866

RHODE ISLAND - 1.1%

Narragansett Bay Commission, Series A, Revenue Bond, NATL	5.000%	8/1/2035	Baa1	1,000,000	976,450
Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, NATL	5.000%	10/1/2035	Baa1	1,000,000	893,080
Rhode Island State, Series B, G.O. Bond	5.000%	4/1/2023	Aa2	1,110,000	1,182,239

					3,051,769

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

SOUTH CAROLINA - 4.7%

Beaufort County School District, Series B, G.O. Bond, SCSDE	5.000%	3/1/2017	Aa1	$1,000,000	$1,148,730
Beaufort County, G.O. Bond, NATL	4.250%	3/1/2024	Aa1	790,000	787,203
Charleston County, Transportation Sales Tax, G.O. Bond	5.000%	11/1/2017	Aaa	1,000,000	1,140,750
Columbia, Water Utility Impt., Revenue Bond	5.000%	2/1/2027	Aa1	1,750,000	1,835,873
Lexington, Waterworks & Sewer System, Revenue Bond, AGC	5.000%	1/15/2039	Aa3	1,565,000	1,566,096
Richland County School District No. 1, Series B, G.O. Bond, SCSDE	4.450%	3/1/2026	Aa1	1,005,000	1,005,804
South Carolina Transportation Infrastructure Bank, Series B, Revenue Bond, AMBAC	4.250%	10/1/2027	A1	2,000,000	1,822,560
South Carolina, State Institutional - South Carolina State University, Series D, G.O. Bond	4.250%	10/1/2026	Aaa	1,250,000	1,256,263
Spartanburg Sanitation Sewer District, Series B, Revenue Bond, NATL	5.000%	3/1/2032	A1	1,500,000	1,459,785
Sumter, Water Utility Impt., Revenue Bond, XLCA	4.500%	12/1/2032	A1	1,000,000	901,780

					12,924,844

SOUTH DAKOTA - 0.2%

Rapid City, Revenue Bond	5.250%	11/1/2039	Aa3	450,000	454,401

TENNESSEE - 1.1%

Claiborne County, Series A, G.O. Bond	4.125%	4/1/2030	A3	750,000	694,373
Maryville, Series B, G.O. Bond	3.500%	6/1/2030	Aa3	1,280,000	1,146,074
Tennessee State, Series A, G.O. Bond	3.625%	5/1/2031	Aaa	1,500,000	1,257,180

					3,097,627

TEXAS - 4.8%

Alamo Community College District, Series A, G.O. Bond, NATL	5.000%	8/15/2024	Aaa	1,020,000	1,070,908
Alvin Independent School District, G.O. Bond	4.375%	2/15/2024	Aaa	750,000	755,483
Canyon Independent School District, G.O. Bond	4.700%	2/15/2025	AAA[3]	1,440,000	1,472,990
Clear Creek Independent School District, G.O. Bond, AGM	4.000%	2/15/2029	Aa2	2,340,000	2,060,581
Del Valle Independent School District, School Building, G.O. Bond	5.000%	6/15/2019	AAA[3]	1,845,000	2,036,732

16	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

TEXAS (continued)

Fort Bend County, G.O. Bond, NATL	4.750%	3/1/2031	Aa1	$1,000,000	$972,120
Huntsville Independent School District, G.O. Bond	4.500%	2/15/2029	Aaa	1,220,000	1,187,487
McKinney, Waterworks & Sewer, Revenue Bond, FGRNA	4.750%	3/15/2024	Aa2	1,000,000	1,009,280
San Antonio, Water, Revenue Bond, FGRNA	4.375%	5/15/2029	Aa1	1,400,000	1,306,732
University of Texas, Financing System, Series F, Revenue Bond	4.750%	8/15/2028	Aaa	1,000,000	1,009,470
Waller Consolidated Independent School District, G.O. Bond	4.750%	2/15/2023	Aaa	500,000	502,710

					13,384,493

UTAH - 2.0%

Mountain Regional Water Special Service District, Revenue Bond, NATL	5.000%	12/15/2030	Baa1	1,240,000	1,163,988
Ogden City School District, G.O. Bond	4.250%	6/15/2025	Aaa	1,500,000	1,483,995
Ogden, Water Utility Impt., Revenue Bond, AGM	4.500%	6/15/2038	Aa3	750,000	658,785
Provo City School District, Series B, G.O. Bond	4.000%	6/15/2014	Aaa	1,100,000	1,194,743
St. George, Parks and Recreation, G.O. Bond, AMBAC	4.000%	8/1/2019	Aa2	795,000	816,028
Utah State Building Ownership Authority, Series C, Revenue Bond, AGM	5.500%	5/15/2011	Aa1	300,000	305,547

					5,623,086

VERMONT - 0.4%

Vermont State, Series D, G.O. Bond	4.500%	7/15/2025	Aaa	1,000,000	1,029,660

VIRGINIA - 3.4%

Fairfax County Water Authority, Series B, Revenue Bond	4.000%	4/1/2032	Aaa	1,000,000	911,530
Fairfax County, Public Impt., Series A, G.O. Bond	4.000%	4/1/2017	Aaa	2,000,000	2,154,180
Fairfax County, Public Impt., Series A, G.O. Bond	4.250%	4/1/2027	Aaa	1,500,000	1,498,170
Norfolk, Capital Impt., G.O. Bond, FGRNA	4.250%	10/1/2024	Aa2	2,500,000	2,509,925
Norfolk, Capital Impt., G.O. Bond, NATL	4.375%	3/1/2024	Aa2	685,000	691,720
Norfolk, Water Utility Impt., Revenue Bond	3.750%	11/1/2040	Aa2	1,000,000	794,550
Richmond, Series B, G.O. Bond, AGM	4.750%	7/15/2023	Aa2	400,000	409,332

The accompanying notes are an integral part of the financial statements.	17

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

MUNICIPAL BONDS (continued)

VIRGINIA (continued)

Upper Occoquan Sewage Authority, Series B, Revenue Bond	4.500%	7/1/2038	Aa1	$470,000	$439,746

					9,409,153

WASHINGTON - 4.6%

Franklin County, G.O. Bond, FGRNA	5.125%	12/1/2022	BBB[3]	1,000,000	1,006,610
Grant County Public Utility District No. 2 Priest Rapids, Series A, Revenue Bond, NATL	5.000%	1/1/2043	Aa3	1,000,000	933,640
King County School District No. 411 Issaquah, Series A, G.O. Bond, AGM	5.250%	12/1/2018	Aaa	2,420,000	2,677,270
King County, Sewer Impt., G.O. Bond, FGRNA.	5.000%	1/1/2035	Aa1	1,255,000	1,258,150
King County, Sewer Impt., Revenue Bond, AGM	5.000%	1/1/2024	Aa2	1,460,000	1,536,869
King County, Sewer Impt., Series A, Revenue Bond, NATL	4.500%	1/1/2032	Aa2	1,070,000	999,615
Seattle, Drain & Wastewater, Revenue Bond, NATL	4.375%	2/1/2026	Aa1	2,000,000	1,957,760
Tacoma, Sewer Impt., Revenue Bond, FGRNA	5.125%	12/1/2036	Aa2	1,275,000	1,278,494
Washington State, Motor Vehicle Fuel Tax, Series B, G.O. Bond, AMBAC	5.000%	1/1/2025	Aa1	1,000,000	1,045,820

					12,694,228

WEST VIRGINIA - 0.3%

West Virginia State Water Development Authority, Series A, Revenue Bond, FGRNA	4.250%	11/1/2026	A3	820,000	767,733

WISCONSIN - 3.0%

Central Brown County Water Authority, Water Systems, Revenue Bond, AMBAC	5.000%	12/1/2035	A3	1,500,000	1,412,400
Eau Claire, Series B, G.O. Bond, NATL	4.000%	4/1/2015	Aa1	1,195,000	1,310,043
Madison, Water Utility Impt., Series A, Revenue Bond	4.250%	1/1/2030	Aa1	1,000,000	907,550
Milwaukee County Metropolitan Sewer District, Series F, G.O. Bond	5.000%	10/1/2018	Aaa	1,050,000	1,214,241
Milwaukee, Series B5, G.O. Bond	5.000%	5/1/2024	Aa1	1,000,000	1,074,780
Oshkosh, Corporate Purposes, Series A, G.O. Bond, FGRNA	5.050%	12/1/2021	Aa2	450,000	469,242
Stoughton Area School District, G.O. Bond, FGRNA	4.875%	4/1/2016	Aa2	500,000	504,835

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating [1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

MUNICIPAL BONDS (continued)

WISCONSIN (continued)

Wisconsin Public Power, Inc., Series A, Revenue Bond, AMBAC	5.000%	7/1/2035	A1	$870,000	$815,173
Wisconsin State, Transportation, Series A, Revenue Bond, AGM	5.000%	7/1/2025	Aa2	700,000	723,618

					8,431,882

WYOMING - 0.3%

Wyoming Municipal Power Agency, Series A, Revenue Bond	5.375%	1/1/2042	A2	710,000	709,467

TOTAL MUNICIPAL BONDS (Identified Cost $268,550,079)					263,840,297

SHORT-TERM INVESTMENTS - 3.3%

Dreyfus AMT - Free Municipal Reserves - Class R (Identified Cost $9,284,437)				9,284,437	9,284,437

TOTAL INVESTMENTS - 98.6% (Identified Cost $277,834,516)					273,124,734
OTHER ASSETS, LESS LIABILITIES - 1.4%					3,845,102

NET ASSETS - 100%					$276,969,836

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assurance Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

AMRAG (AMBAC reinsured by AGC)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit rating has been withdrawn. As of December 31, 2010, there is no rating available (unaudited).

3Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies:

NATL - 29.6%; AGM - 18.1%.

The accompanying notes are an integral part of the financial statements.	19

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $277,834,516) (Note 2)	$273,124,734
Interest receivable	3,496,462
Receivable for fund shares sold	590,433

TOTAL ASSETS	277,211,629

LIABILITIES:

Accrued management fees (Note 3)	117,515
Accrued fund accounting and administration fees (Note 3)	14,597
Accrued transfer agent fees (Note 3)	689
Accrued Chief Compliance Officer service fees (Note 3)	245
Accrued directors fees (Note 3)	49
Payable for fund shares repurchased	57,359
Audit fees payable	30,269
Other payables and accrued expenses	21,070

TOTAL LIABILITIES	241,793

TOTAL NET ASSETS	$276,969,836

NET ASSETS CONSIST OF:

Capital stock	$257,159
Additional paid-in-capital	281,150,952
Undistributed net investment income	271,507
Net unrealized depreciation on investments	(4,709,782)

TOTAL NET ASSETS	$276,969,836

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($276,969,836/25,715,917 shares)	$10.77

20	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Interest	$10,834,848
Dividends	506

Total Investment Income	10,835,354

EXPENSES:

Management fees (Note 3)	1,324,330
Fund accounting and administration fees (Note 3)	99,043
Directors’ fees (Note 3)	11,408
Transfer agent fees (Note 3)	4,074
Chief Compliance Officer service fees (Note 3)	2,631
Custodian fees	13,551
Miscellaneous	91,552

Total Expenses	1,546,589
Less reduction of expenses (Note 3)	(758)

Net Expenses	1,545,831

NET INVESTMENT INCOME	9,289,523

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	44,160
Net change in unrealized depreciation on investments	(9,181,739)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(9,137,579)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$151,944

The accompanying notes are an integral part of the financial statements.	21

Statement of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$9,289,523	$7,635,785
Net realized gain on investments	44,160	243,778
Net change in unrealized appreciation (depreciation) on investments	(9,181,739)	16,756,505

Net increase from operations	151,944	24,636,068

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(10,674,465)	(8,260,550)
From net realized gain on investments	(50,263)	(515,923)

Total distributions to shareholders	(10,724,728)	(8,776,473)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	53,056,589	20,890,861

Net increase in net assets	42,483,805	36,750,456

NET ASSETS:

Beginning of year	234,486,031	197,735,575

End of year (including undistributed net investment income of $271,507 and $1,659,323, respectively)	$276,969,836	$234,486,031

22	The accompanying notes are an integral part of the financial statements.

Financial Highlights

		For the Years Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.17	$10.34	$10.92	$10.95	$10.90

Income (loss) from investment operations:
Net investment income	0.40[1]	0.40[1]	0.42	0.36	0.37
Net realized and unrealized gain (loss) on investments	(0.35)	0.90	(0.62)	(0.02)	0.05

Total from investment operations	0.05	1.30	(0.20)	0.34	0.42

Less distributions to shareholders:
From net investment income	(0.45)	(0.44)	(0.36)	(0.37)	(0.36)
From net realized gain on investments	—[2]	(0.03)	(0.02)	—[2]	(0.01)

Total distributions to shareholders	(0.45)	(0.47)	(0.38)	(0.37)	(0.37)

Net asset value - End of year	$10.77	$11.17	$10.34	$10.92	$10.95

Net assets - End of year (000’s omitted)	$276,970	$234,486	$197,736	$235,709	$167,689

Total return[3]	0.41%	12.75%	(1.79%)	3.20%	3.94%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.58%	0.60%	0.61%	0.62%	0.66%
Net investment income	3.51%	3.65%	3.75%	3.65%	3.71%
Portfolio turnover	3%	8%	7%	3%	5%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

0.00%[4]	0.01%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

24

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$—	$—	$—	$—
Preferred securities	—	—	—	—
Debt securities:
States and political subdivisions (municipals)	263,840,297	—	263,840,297	—
Mutual funds	9,284,437	9,284,437	—	—
Other financial instruments**:	—	—	—	—

Total Assets:	273,124,734	9,284,437	263,840,297	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$273,124,734	$9,284,437	$263,840,297	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2009 or December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

25

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the

26

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which are included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $56,294,453 and $7,867,290, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Diversified Tax Exempt Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	7,011,303	$79,206,449	4,637,961	$51,174,088
Reinvested	903,576	10,015,744	749,319	8,166,096
Repurchased	(3,196,428)	(36,165,604)	(3,520,939)	(38,449,323)

Total	4,718,451	$53,056,589	1,866,341	$20,890,861

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

27

Notes to Financial Statements

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
Ordinary income	$—	$42,152
Tax exempt income	10,676,650	8,218,398
Long-term capital gains	48,078	515,923

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$277,769,109
Unrealized appreciation	$4,291,074
Unrealized depreciation	(8,935,449)

Net unrealized depreciation	$(4,644,375)

Undistributed tax exempt income	206,100

28

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of

Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

29

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $48,078 as capital gains for its taxable year ended December 31, 2010. In addition, the Series hereby designates $10,676,650 as tax exempt dividends for the year ended December 31, 2010. For each item it is the intention of the Series to designate the maximum allowable under tax law.

30

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

31

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

32

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-present)

GMP Companies (2000-present)

HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010) Pioneering Technologies (2006-2009) Vensearch Capital Corp. (2003-2007)

33

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

34

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

35

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36

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37

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

                            MNDTES-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

As well-defined swings in sentiment drove market fluctuations in 2010, the fixed income markets generally had favorable results for the year. Returns were broadly positive throughout the first three quarters of the year. However, while equities finished the year with a strong rally, fixed income markets generally took a negative turn at the end of 2010. After eight consecutive quarters of positive performance, broad fixed income markets suffered losses in the fourth quarter.

While municipal securities posted gains for the year, the sector had the weakest fixed income returns in 2010, as credit concerns and supply and demand changes caused noteworthy losses during the last quarter. The Bank of America Merrill Lynch 1-12 Year Municipal Bond Index earned 3.04% during the year. With a return of 0.32%, the New York Tax Exempt Series trailed its benchmark over the last twelve months.

The municipal bond market generally performed well in the first three quarters of the year, a reflection of attractive supply and demand dynamics. During this time, the fundamentals in the tax-exempt marketplace remained strong, with demand rising because of the likelihood of higher taxes in the top tax brackets, and supply for longer-term tax-exempt issues declining because of the popularity of the alternative Build America Bond program. However, amid heightened concern about municipal defaults, the municipal bond market struggled during the fourth quarter.

While credit issues exist in certain areas of the municipal market, the Advisor does not believe the broad municipal credit environment has materially deteriorated. In fact, municipal defaults are rare, and municipalities typically pay their debts in full even if they are forced to restructure. Rather, much of the losses at the end of the year were likely due to supply and demand shifts within the sector. The recent tax compromise, which extended the Bush-era tax cuts for all income brackets, lessened the immediate demand for tax-shielding investments, and supply is expected to increase because of the expiration of the Build America Bond program, which had limited longer-term, tax-exempt supply, thus benefiting the municipal market. Given these factors, municipal yields increased during the fourth quarter. While rising yields equate to price declines, the Advisor believes this yield shift has enhanced the relative value of municipal bonds versus other sectors of the fixed income market.

Throughout 2010, the Series continued to focus on high quality bonds with an emphasis on the underlying credit quality, which provides additional security in the midst of a tough credit and economic environment. Specifically, during the past year the underlying credit quality of the bonds in the Series was rated investment grade or higher, and the types of holdings included general obligation debt, pre-refunded bonds, and revenue debt associated with necessary municipal services. While this higher quality bias leads to slightly lower relative yields than the overall municipal market, the Advisor believes the safety and liquidity of such issues justifies the quality bias.

Over the past year, the Series had a significant exposure to securities in the intermediate to longer-term maturity range as compared to the benchmark, which holds only minimal securities in this range. This intermediate to longer-term weighting was the primary driver of relative underperformance in 2010. While the current positioning helped relative results during several periods last year, particularly when municipal yields fell to historic lows during the third quarter, this positioning noticeably detracted from returns when yields rose during the fourth quarter, causing the Series to lag its benchmark for the year. However, given the slow growth economic environment, the Advisor believes the intermediate to longer-term maturity structure continues to be the most suitable strategy.

As the markets unfold in 2011, it will be important to monitor trends such as state and local budgets, monetary policy, and inflation expectations. With this mindset, Manning & Napier remains committed to our active and selective investment approach to fixed income. Staying focused on the fundamentals and maintaining our selective investment process helped us earn solid returns through the volatile markets of 2010, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

	Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Ten Year	Since Inception[1]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[2]	0.32%	3.35%	3.94%	4.29%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[3]	3.04%	4.71%	4.91%	5.13%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2010 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1 Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 0.61%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.61% for the year ended December 31, 2010.

3The BofA Merrill Lynch 1-12 Year Municipal Bond Index (formerly a Merrill Lynch Index) is an unmanaged, market weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$ 978.90	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$ 1,022.13	$3.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

4

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS - 98.4%

Albany County, Public Impt., G.O. Bond	4.000%	6/1/2026	Aa2	$500,000	$474,005
Arlington Central School District, G.O. Bond, NATL	4.625%	12/15/2024	Aa2	845,000	858,419
Arlington Central School District, G.O. Bond, NATL	4.625%	12/15/2025	Aa2	365,000	369,566
Bethlehem, Public Impt., G.O. Bond	4.500%	12/1/2033	AA2	335,000	335,211
Bethlehem, Public Impt., G.O. Bond	4.500%	12/1/2035	AA2	425,000	421,838
Briarcliff Manor, Public Impt., Series A, G.O. Bond, AMBAC	4.000%	10/1/2025	Aa2	280,000	278,135
Brookhaven, Public Impt., G.O. Bond, FGRNA	4.000%	5/1/2023	Aa2	900,000	892,179
Brookhaven, Public Impt., G.O. Bond, FGRNA	4.000%	5/1/2024	Aa2	815,000	799,262
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, NATL	5.000%	9/1/2016	Aa1	525,000	590,588
Cayuga County, Public Impt., G.O. Bond, AGM	3.250%	4/1/2026	Aa3	670,000	601,633
Chautauqua County, Public Impt., G.O. Bond	4.250%	1/15/2027	A2	665,000	652,099
Chautauqua County, Public Impt., Series B, G.O. Bond, NATL	4.500%	12/15/2018	Aa3	485,000	518,465
Cleveland Hill Union Free School District, G.O. Bond, AGM	3.750%	6/15/2025	Aa3	475,000	456,494
Clifton Park Water Authority, Revenue Bond	4.250%	10/1/2029	AA2	250,000	242,125
Dryden Central School District, G.O. Bond, AGM	5.500%	6/15/2011	Aa3	200,000	204,032
Dutchess County, Public Impt., Prerefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa1	315,000	348,160
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa1	360,000	387,234
East Rochester Union Free School District, G.O. Bond	3.500%	3/15/2023	AA2	380,000	367,707
Erie County Water Authority, Revenue Bond, NATL	5.000%	12/1/2037	Aa2	625,000	623,138
Franklin Square Union Free School District, G.O. Bond, FGRNA	5.000%	1/15/2021	Aa2	520,000	530,093
Gates Chili Central School District, G.O. Bond	2.500%	6/15/2016	Aa3	555,000	566,067
Gates Chili Central School District, G.O. Bond	3.000%	6/15/2017	Aa3	590,000	608,868
Geneva City, Public Impt., G.O. Bond, AGM	3.250%	5/15/2018	Aa3	590,000	605,340
Greece Central School District, G.O. Bond, AGM	4.000%	6/15/2019	Aa3	2,675,000	2,817,738
Hampton Bays Union Free School District, G.O. Bond, AGM	4.250%	9/15/2026	Aa3	1,140,000	1,142,006
Haverstraw-Stony Point Central School District, G.O. Bond, AGM	4.500%	10/15/2032	Aa2	2,000,000	1,860,520
Hempstead, Public Impt., Series A, G.O. Bond	4.000%	4/15/2021	Aaa	1,500,000	1,568,235
Hyde Park Central School District, G.O. Bond, AGC	3.500%	6/15/2018	AA2	360,000	374,926

5	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)

Johnson City Central School District, G.O. Bond, FGRNA	4.250%	6/15/2024	A2	$500,000	$487,970
Johnson City Central School District, G.O. Bond, FGRNA	4.375%	6/15/2028	A2	1,000,000	932,740
Johnson City Central School District, G.O. Bond, FGRNA	4.375%	6/15/2030	A2	985,000	896,951
Lake George Central School District, G.O. Bond	3.750%	7/15/2025	AA2	335,000	320,123
Long Island Power Authority, Electric Systems, Series A, Revenue Bond	5.750%	4/1/2039	A3	675,000	696,843
Long Island Power Authority, Electric Systems, Series A, Revenue Bond, FGRNA	5.000%	12/1/2019	A3	1,000,000	1,060,480
Long Island Power Authority, Electric Systems, Series A, Revenue Bond, FGRNA	5.000%	12/1/2025	A3	1,690,000	1,705,092
Long Island Power Authority, Electric Systems, Series F, Revenue Bond, NATL	4.500%	5/1/2028	A3	1,880,000	1,775,923
Maine-Endwell Central School District, G.O. Bond, AGC	4.000%	6/15/2025	AA2	1,000,000	966,890
Mamaroneck Union Free School District, G.O. Bond	3.500%	6/15/2025	Aaa	1,000,000	944,450
Marlboro Central School District, G.O. Bond, AGC	4.000%	12/15/2026	AA2	500,000	486,745
Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Revenue Bond, NATL	5.000%	11/15/2030	Aa3	750,000	749,955
Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Revenue Bond	5.000%	11/15/2034	AA2	1,000,000	997,180
Metropolitan Transportation Authority, Series A, Revenue Bond, AGM	5.000%	11/15/2030	Aa3	500,000	493,770
Metropolitan Transportation Authority, Series A, Revenue Bond, FGRNA	5.000%	11/15/2025	A2	1,500,000	1,500,180
Metropolitan Transportation Authority, Series B, Revenue Bond, AGM	4.500%	11/15/2032	Aa3	500,000	444,680
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2030	A2	640,000	624,301
Miller Place Union Free School District, G.O. Bond	4.000%	2/15/2027	Aa2	265,000	248,061
Minisink Valley Central School District, G.O. Bond	3.500%	4/15/2025	AA2	900,000	841,077
Monroe County Water Authority, Revenue Bond	4.250%	8/1/2030	Aa2	405,000	373,519
Monroe County Water Authority, Revenue Bond	4.500%	8/1/2035	Aa2	275,000	257,876
Monroe County, Public Impt., G.O. Bond, AMBAC	4.125%	6/1/2020	A3	1,000,000	987,370

The accompanying notes are an integral part of the financial statements.	6

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)

Nanuet Union Free School District, G.O. Bond, AGM	4.300%	6/15/2029	Aa2	$505,000	$483,553
Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Revenue Bond, AMBAC	4.750%	11/15/2023	Aa1	1,000,000	1,025,580
Nassau County, Public Impt., Series A, G.O. Bond, AGC	5.000%	5/1/2022	Aa3	500,000	541,895
Nassau County, Public Impt., Series C, G.O. Bond	4.000%	10/1/2026	A1	1,000,000	895,860
Nassau County, Public Impt., Series C, G.O. Bond, AGC	5.000%	10/1/2028	Aa3	1,000,000	1,033,570
New Hyde Park & Garden City Park, Union Free School District, G.O. Bond, AGM	4.125%	6/15/2023	Aa2	200,000	201,438
New Hyde Park & Garden City Park, Union Free School District, G.O. Bond, AGM	4.125%	6/15/2024	Aa2	250,000	251,043
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.250%	6/15/2033	Aa1	1,250,000	1,126,675
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	4.500%	6/15/2037	Aa1	1,000,000	927,050
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond	5.750%	6/15/2040	Aa1	1,000,000	1,062,790
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series A, Revenue Bond, AMBAC	5.000%	6/15/2035	Aa1	750,000	743,708
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series D, Revenue Bond, AMBAC	4.500%	6/15/2036	Aa1	500,000	464,210
New York City Municipal Water Finance Authority, Water & Sewer Systems, Series E, Revenue Bond, FGRNA	5.000%	6/15/2026	Aa1	750,000	758,835
New York City, G.O. Bond, XLCA	5.000%	9/1/2019	Aa2	500,000	536,555
New York City, Series A, G.O. Bond, CIFG	5.000%	8/1/2024	Aa2	1,000,000	1,031,860
New York City, Series B, G.O. Bond	4.250%	8/1/2037	Aa2	1,000,000	872,920
New York City, Series G, G.O. Bond	5.000%	8/1/2023	Aa2	1,250,000	1,307,900
New York City, Series O, G.O. Bond	5.000%	6/1/2033	Aa2	1,050,000	1,051,187
New York Municipal Bond Bank Agency, Series A1, Revenue Bond, AGM	5.000%	5/15/2017	Aa3	215,000	237,220
New York Municipal Bond Bank Agency, Series B1, Revenue Bond, AGM	5.000%	4/15/2018	Aa3	1,000,000	1,093,960
New York State Dormitory Authority, Columbia University, Revenue Bond	5.000%	7/1/2038	Aaa	900,000	914,625

7	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State Dormitory Authority, Columbia University, Series A, Revenue Bond	5.000%	7/1/2025	Aaa	$500,000	$507,745
New York State Dormitory Authority, Cornell University, Series C, Revenue Bond	5.000%	7/1/2037	Aa1	1,000,000	1,007,520
New York State Dormitory Authority, Education, Series F, Revenue Bond	5.000%	3/15/2023	Aa3	1,475,000	1,536,537
New York State Dormitory Authority, New York University, Series A, Revenue Bond	5.000%	7/1/2039	Aa3	1,000,000	995,480
New York State Dormitory Authority, Series A, Revenue Bond, AGM	5.000%	10/1/2018	Aa3	250,000	278,445
New York State Dormitory Authority, Series A, Revenue Bond, AGM	5.000%	10/1/2021	Aa3	250,000	268,647
New York State Dormitory Authority, Series A, Revenue Bond, AGM	4.000%	10/1/2025	Aa3	1,500,000	1,393,635
New York State Dormitory Authority, Series A, Revenue Bond, AGM	4.375%	10/1/2030	Aa3	1,500,000	1,387,530
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.400%	10/1/2030	Aa3	140,000	128,701
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.750%	10/1/2040	Aa3	1,360,000	1,239,082
New York State Dormitory Authority, University of Rochester, Series A, Revenue Bond	5.125%	7/1/2039	Aa3	1,000,000	991,850
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond	4.500%	6/15/2022	Aaa	300,000	305,982
New York State Environmental Facilities Corp., Clean Water & Drinking, Revenue Bond, NATL	5.000%	6/15/2021	Aaa	600,000	632,916
New York State Environmental Facilities Corp., Clean Water & Drinking, Series A, Revenue Bond	4.500%	6/15/2036	Aaa	1,000,000	940,770
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	5.000%	6/15/2027	Aaa	1,000,000	1,003,450
New York State Environmental Facilities Corp., Clean Water & Drinking, Series B, Revenue Bond	4.500%	6/15/2036	Aa1	1,500,000	1,407,000
New York State Environmental Facilities Corp., Personal Income Tax, Series A, Revenue Bond	5.000%	12/15/2019	AAA[2]	750,000	808,478
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series A, Revenue Bond	5.200%	6/15/2015	Aaa	25,000	25,089

The accompanying notes are an integral part of the financial statements.	8

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series B, Revenue Bond	5.200%	5/15/2014	Aaa	$440,000	$463,021
New York State Housing Finance Agency, State University Construction, Series A, Revenue Bond	8.000%	5/1/2011	Aa3	30,000	30,660
New York State Municipal Bond Bank Agency, Series B1, Revenue Bond	4.125%	12/15/2029	A2	420,000	373,657
New York State Municipal Bond Bank Agency, Series B1, Revenue Bond	4.500%	12/15/2034	A2	215,000	194,242
New York State Power Authority, Series A, Revenue Bond, NATL	4.500%	11/15/2047	Aa2	2,000,000	1,818,860
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series A, Revenue Bond, FGIC	5.500%	4/1/2015	Aa2	320,000	327,318
New York State Thruway Authority, Highway & Bridge, Prerefunded Balance, Series B, Revenue Bond, NATL	5.250%	4/1/2016	AAA[2]	300,000	310,977
New York State Thruway Authority, Highway & Bridge, Series B, Revenue Bond, AMBAC	5.000%	4/1/2021	AA2	1,500,000	1,572,255
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, AMBAC	5.000%	4/1/2020	Aa3	750,000	781,875
New York State Thruway Authority, Highway & Bridge, Series C, Revenue Bond, NATL	5.250%	4/1/2011	Aa2	1,000,000	1,012,330
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, AGM	5.000%	3/15/2014	Aa3	500,000	544,385
New York State Thruway Authority, Personal Income Tax, Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	3/15/2016	AAA[2]	300,000	326,631
New York State Thruway Authority, Series F, Revenue Bond, AMBAC	5.000%	1/1/2026	A1	340,000	340,731
New York State Urban Development Corp., Correctional Capital Facilities, Series A, Revenue Bond, AGM	5.250%	1/1/2014	Aa3	500,000	536,635
New York State Urban Development Corp., Personal Income Tax, Series C, Revenue Bond, NATL	4.250%	3/15/2024	Baa1	1,000,000	1,010,100
New York State Urban Development Corp., Service Contract, Series B, Revenue Bond	5.250%	1/1/2022	AA2	2,350,000	2,515,158
New York State, Series A, G.O. Bond	4.600%	3/15/2013	Aa2	475,000	483,208
New York State, Series C, G.O. Bond	4.000%	2/1/2027	Aa2	600,000	570,990
New York State, Series C, G.O. Bond, AGM	5.000%	4/15/2012	Aa2	700,000	740,404

9	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State, Transit Impt., Series A, G.O. Bond	4.500%	3/1/2040	Aa2	$1,500,000	$1,400,685
New York State, Water Utility Impt., Series A, G.O. Bond	4.500%	3/15/2019	Aa2	500,000	528,675
Niagara County, Series B, G.O. Bond, NATL	5.200%	1/15/2011	Baa1	400,000	400,688
Niagara Falls City School District, G.O. Bond, AGM	4.375%	9/15/2029	AA2	885,000	856,910
Niagara-Wheatfield Central School District, G.O. Bond, FGRNA	4.125%	2/15/2019	Aa3	610,000	645,581
Niagara-Wheatfield Central School District, G.O. Bond, FGRNA	4.125%	2/15/2020	Aa3	850,000	883,677
Niskayuna Central School District, G.O Bond, AGC	4.000%	4/15/2022	Aa2	400,000	405,952
Onondaga County, Series A, G.O. Bond	4.500%	3/1/2028	Aa1	365,000	368,511
Orangetown, Public Impt., G.O. Bond	3.000%	9/15/2026	Aa2	580,000	507,987
Otsego County, G.O. Bond	4.000%	11/15/2027	Aa3	790,000	769,144
Palmyra Macedon Central School District, G.O. Bond	3.750%	6/15/2024	Aa3	500,000	487,845
Pembroke Central School District, G.O. Bond	4.000%	6/15/2023	AA2	500,000	506,325
Penfield Central School District, G.O. Bond	4.000%	6/15/2024	Aa2	1,025,000	1,021,290
Perinton, Public Impt., G.O. Bond	4.250%	12/15/2031	AA2	175,000	170,027
Phelps-Clifton Springs Central School District, Series B, G.O. Bond, NATL	5.000%	6/15/2021	A1	850,000	876,257
Phelps-Clifton Springs Central School District,
Series B, G.O. Bond, NATL	5.000%	6/15/2022	A1	450,000	461,916
Pleasantville Union Free School District, G.O. Bond	4.250%	5/1/2038	Aa2	500,000	441,095
Pleasantville Union Free School District, G.O. Bond	4.375%	5/1/2039	Aa2	500,000	445,680
Port Authority of New York & New Jersey, Revenue Bond	5.000%	7/15/2024	Aa2	3,000,000	3,157,440
Port Authority of New York & New Jersey, Revenue Bond	4.750%	7/15/2030	Aa2	495,000	483,897
Port Authority of New York & New Jersey, Revenue Bond	5.000%	10/1/2030	Aa2	1,000,000	1,005,880
Port Authority of New York & New Jersey, Revenue Bond	4.500%	10/15/2037	Aa2	400,000	370,072
Pulaski Central School District, Series A, G.O. Bond, FGRNA	4.500%	6/15/2026	A2	425,000	426,828
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2031	Aa2	435,000	410,601
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2032	Aa2	510,000	477,345

The accompanying notes are an integral part of the financial statements.	10

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)

Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.500%	5/1/2033	Aa2	$410,000	$391,611
Ravena Coeymans Selkirk Central School District, G.O. Bond, AGM	4.250%	6/15/2014	Aa3	1,180,000	1,273,432
Rochester City, Series A, G.O. Bond, AMBAC	5.000%	8/15/2020	Aa3	250,000	281,447
Rochester City, Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	A2	95,000	105,806
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.250%	10/15/2028	AA2	330,000	317,255
Sachem Central School District of Holbrook, G.O. Bond, FGRNA	4.375%	10/15/2030	AA2	1,000,000	941,150
Sachem Central School District of Holbrook, Series B, G.O. Bond, FGRNA	4.250%	10/15/2026	AA2	1,200,000	1,189,572
Saratoga County Water Authority, Water Utility Impt., Revenue Bond	5.000%	9/1/2038	AA2	950,000	945,706
Saratoga County, Public Impt., Series A, G.O. Bond	4.750%	7/15/2036	Aa1	820,000	811,603
Saratoga County, Sewer Impt., Series B, G.O. Bond	4.200%	7/15/2032	AA2	425,000	383,371
Saratoga County, Sewer Impt., Series B, G.O. Bond	4.250%	7/15/2035	AA2	700,000	631,736
Saratoga Springs City School District, G.O. Bond	5.000%	6/15/2019	AA2	245,000	281,314
Schenectady, G.O. Bond, NATL	5.300%	2/1/2011	A1	250,000	250,877
Schroon Lake Central School District, G.O. Bond, AGM	4.000%	6/15/2027	Aa3	490,000	477,294
Schuylerville Central School District, G.O. Bond, AGM	4.000%	6/15/2025	AA2	500,000	496,735
Somers Central School District, G.O. Bond, NATL	4.000%	12/1/2023	Aa2	400,000	396,008
South Country Central School District at Brookhaven, G.O. Bond, AGM	4.000%	7/15/2027	AA2	750,000	694,493
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, FGRNA	5.375%	6/15/2018	A1	95,000	96,805
Spencerport Fire District, G.O. Bond, AGC	4.500%	11/15/2031	AA2	290,000	288,431
Spencerport Fire District, G.O. Bond, AGC	4.500%	11/15/2032	AA2	250,000	246,225
St. Lawrence County, Public Impt., G.O. Bond, FGRNA	4.500%	5/15/2031	A2	1,185,000	1,095,497
St. Lawrence County, Public Impt., G.O. Bond, FGRNA	4.500%	5/15/2032	A2	1,000,000	916,310
Suffolk County Water Authority, Revenue Bond, NATL	4.500%	6/1/2027	Baa1	1,160,000	1,136,220
Suffolk County Water Authority, Series A, Revenue Bond	4.500%	6/1/2030	AA2	640,000	608,602

11	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)

Suffolk County Water Authority, Series A, Revenue Bond, NATL	4.500%	6/1/2032	Baa1	$1,000,000	$933,440
Suffolk County, Public Impt., Series A, G.O. Bond, NATL	4.250%	5/1/2024	Aa2	1,000,000	1,005,640
Syracuse, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	12/1/2028	A1	600,000	546,468
Syracuse, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	12/1/2029	A1	600,000	539,226
Syracuse, Public Impt., Series A, G.O. Bond, NATL	4.250%	6/15/2023	A1	690,000	663,352
Syracuse, Public Impt., Series A, G.O. Bond, NATL	4.375%	6/15/2025	A1	990,000	934,144
Tarrytowns Union Free School District, G.O. Bond, AMBAC	4.250%	1/15/2030	Aa2	215,000	197,972
Tarrytowns Union Free School District, G.O. Bond, AMBAC	4.375%	1/15/2032	Aa2	1,090,000	1,004,599
Tompkins County, Public Impt., G.O. Bond	4.250%	12/15/2032	Aa1	300,000	292,464
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, NATL	4.750%	1/1/2019	AA2	300,000	341,367
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	1/1/2032	AAA[2]	1,695,000	1,771,156
Triborough Bridge & Tunnel Authority, General Purposes, Series B, Revenue Bond	5.000%	11/15/2020	Aa2	750,000	782,018
Triborough Bridge & Tunnel Authority, General Purposes, Unrefunded Balance, Series A, Revenue Bond, NATL	5.000%	1/1/2032	Aa2	305,000	305,088
Triborough Bridge & Tunnel Authority, Series C, Revenue Bond	5.000%	11/15/2038	Aa2	900,000	901,107
Triborough Bridge & Tunnel Authority, Subordinate Bonds, Revenue Bond, FGRNA .	5.000%	11/15/2032	Aa3	1,000,000	1,000,740
Ulster County, Public Impt., G.O. Bond, XLCA	4.500%	11/15/2026	AA2	560,000	565,919
Ulster County, Public Impt., Series A, G.O. Bond, FGRNA	4.250%	11/15/2021	AA2	200,000	205,038
Union Endicott Central School District, G.O. Bond, FGRNA	4.125%	6/15/2014	A2	605,000	651,264
Union Endicott Central School District, G.O. Bond, FGRNA	4.125%	6/15/2015	A2	865,000	933,923
Village of Fayetteville, Public Impt., Series A, G.O. Bond, AGM	4.000%	6/15/2025	Aa3	555,000	548,384
Wayne County, Public Impt., G.O. Bond, NATL	4.125%	6/1/2024	Aa2	500,000	501,650
West Seneca Central School District, G.O. Bond, AGM	5.000%	5/1/2011	Aa3	300,000	304,716

The accompanying notes are an integral part of the financial statements.	12

Investment Portfolio - December 31, 2010

	Coupon Rate	Maturity Date	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

NEW YORK MUNICIPAL BONDS (continued)

Westchester County, Public Impt., Series B, G.O. Bond	4.300%	12/15/2011	Aaa	$15,000	$15,569
Westchester County, Public Impt., Series B, G.O. Bond	3.700%	12/15/2015	Aaa	1,000,000	1,060,650
Westhampton Beach Union Free School District, G.O. Bond, NATL	4.000%	7/15/2018	Aa2	726,000	764,275
White Plains City School District, Series B, G.O. Bond	4.650%	5/15/2031	Aa2	685,000	702,680
Yonkers City, Series B, G.O. Bond, NATL	5.000%	8/1/2023	A2	1,125,000	1,127,183
Yonkers City, Series B, G.O. Bond, NATL	5.000%	8/1/2030	A2	1,095,000	1,006,907

TOTAL MUNICIPAL BONDS (Identified Cost $136,126,767)					134,035,734

SHORT-TERM INVESTMENTS - 0.8%

Dreyfus BASIC New York Municipal Money Market Fund (Identified Cost $1,115,340)				1,115,340	1,115,340

TOTAL INVESTMENTS - 99.2% (Identified Cost $137,242,107)					135,151,074
OTHER ASSETS, LESS LIABILITIES - 0.8%					1,074,296

NET ASSETS - 100%					$136,225,370

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

CIFG (CIFG North America, Inc.)

FGIC (Financial Guaranty Insurance Co.)

FGRNA (FGIC reinsured by NATL)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies:

NATL - 33.4%; AGM - 16.2%.

13	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $137,242,107) (Note 2)	$135,151,074
Interest receivable	1,446,422
Receivable for fund shares sold	250,052
Dividends receivable	8

TOTAL ASSETS	136,847,556

LIABILITIES:

Accrued management fees (Note 3)	59,061
Accrued fund accounting and administration fees (Note 3)	9,584
Accrued transfer agent fees (Note 3)	770
Accrued Chief Compliance Officer service fees (Note 3)	245
Payable for fund shares repurchased	509,754
Other payables and accrued expenses	42,772

TOTAL LIABILITIES	622,186

TOTAL NET ASSETS	$136,225,370

NET ASSETS CONSIST OF:

Capital stock	$ 133,648
Additional paid-in-capital	138,023,429
Undistributed net investment income	159,777
Accumulated net realized loss on investments	(451)
Net unrealized depreciation on investments	(2,091,033)

TOTAL NET ASSETS	$136,225,370

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($136,225,370/13,364,784 shares)	$ 10.19

The accompanying notes are an integral part of the financial statements.	14

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Interest	$5,246,230
Dividends	195

Total Investment Income	5,246,425

EXPENSES:

Management fees (Note 3)	652,227
Fund accounting and administration fees (Note 3)	70,173
Directors’ fees (Note 3)	8,875
Transfer agent fees (Note 3)	4,398
Chief Compliance Officer service fees (Note 3)	2,630
Custodian fees	6,976
Miscellaneous	55,116

Total Expenses	800,395
Less reduction of expenses (Note 3)	(758)

Net Expenses	799,637

NET INVESTMENT INCOME	4,446,788

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	46,036
Net change in unrealized appreciation (depreciation) on investments	(4,689,742)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(4,643,706)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(196,918)

15	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$ 4,446,788	$ 3,752,622
Net realized gain on investments	46,036	236,539
Net change in unrealized appreciation (depreciation) on investments	(4,689,742)	7,946,641

Net increase (decrease) from operations	(196,918)	11,935,802

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(4,857,125)	(4,042,429)
From net realized gain on investments	(113,664)	(341,360)

Total distributions to shareholders	(4,970,789)	(4,383,789)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	30,861,062	5,778,371

Net increase in net assets	25,693,355	13,330,384

NET ASSETS:

Beginning of year	110,532,015	97,201,631

End of year (including undistributed net investment income of $159,777 and $577,775, respectively)	$136,225,370	$110,532,015

The accompanying notes are an integral part of the financial statements.	16

Financial Highlights

		For the Years Ended
	12/30/10	12/31/09	12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.55	$9.79	$10.41	$10.44	$10.45

Income (loss) from investment operations:
Net investment income	0.36[1]	0.38[1]	0.38	0.37	0.38
Net realized and unrealized gain (loss) on investments	(0.32)	0.82	(0.63)	(0.01)	(0.02)

Total from investment operations	0.04	1.20	(0.25)	0.36	0.36

Less distributions to shareholders:
From net investment income	(0.39)	(0.41)	(0.36)	(0.37)	(0.36)
From net realized gain on investments	(0.01)	(0.03)	(0.01)	(0.02)	(0.01)

Total distributions to shareholders	(0.40)	(0.44)	(0.37)	(0.39)	(0.37)

Net asset value - End of year	$10.19	$10.55	$9.79	$10.41	$10.44

Net assets - End of year (000’s omitted)	$136,225	$110,532	$97,202	$111,704	$92,910

Total return[2]	0.32%	12.46%	(2.37%)	3.44%	3.48%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.61%	0.64%	0.64%	0.65%	0.68%
Net investment income	3.41%	3.64%	3.71%	3.66%	3.68%
Portfolio turnover	7%	10%	11%	7%	8%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%[3]	0.00%[3]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

3Less than 0.01%.

17	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$—	$—	$—	$—
Preferred securities	—	—	—	—
Debt securities:
States and political subdivisions (municipals)	134,035,734	—	134,035,734	—
Mutual funds	1,115,340	1,115,340	—	—
Other finanical instruments**:	—	—	—	—

Total assets:	135,151,074	1,115,340	134,035,734	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total	$135,151,074	$1,115,340	$134,035,734	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2009 or December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

19

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the

20

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which is reflected as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $41,206,181 and $8,159,650, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of New York Tax Exempt Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	3,733,646	$39,811,439	1,541,814	$16,071,689
Reinvested	448,246	4,689,832	399,655	4,143,970
Repurchased	(1,293,178)	(13,640,209)	(1,396,044)	(14,437,288)

Total	2,888,714	$30,861,062	545,425	$5,778,371

21

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS (continued)

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	CONCENTRATION OF CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
Ordinary income	$—	$6,320
Tax exempt income	4,858,448	4,036,109
Long-term capital gains	112,341	341,360

For the year ended December 31, 2010, the Series elected to defer $451 of capital losses, attributable to post-October losses.

22

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION

(continued)

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$137,209,517
Unrealized appreciation	$1,682,337
Unrealized depreciation	(3,740,780)

Net unrealized depreciation	$(2,058,443)

Undistributed tax exempt income	127,187

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

24

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $112,341 as capital gains for its taxable year ended December 31, 2010. In addition, the Series hereby designates $4,858,448 as tax exempt dividends for the year ended December 31, 2010. For each item it is the intention of the Series to designate the maximum allowable under tax law.

25

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

26

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software) Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

28

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

29

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

30

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNNYTES-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

As well-defined swings in sentiment drove market fluctuations in 2010, the fixed income markets had favorable results for the year. Returns were broadly positive throughout the first three quarters of the year, with higher gains during the stock market pullback in the second quarter. However, while equities finished the year with a strong rally, fixed income markets generally took a negative turn at the end of the year. After eight consecutive quarters of positive performance, broad fixed income markets suffered losses in the fourth quarter.

Overall, corporate bonds were the best performing sector during 2010, with below investment grade securities experiencing significant gains. Mortgage securities and U.S. Treasury securities also performed well, particularly intermediate and longer-term U.S. Treasuries. While municipal bonds posted positive results for the year, the sector had the weakest returns in 2010, as credit concerns and supply and demand changes caused noteworthy losses during the last quarter.

The Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index earned a solid 6.43% during the year. With a return of 8.97%, the Core Bond Series noticeably outpaced its benchmark.

Throughout 2010, the Core Bond Series maintained a heavy weighting to corporate bonds because the Advisor believes the supply and demand dynamics within this sector remain attractive. As of the end of the year, the Series had 81.8% of its assets invested in corporate bonds and preferred stocks, and this significant allocation to corporate bonds was the primary driver of outperformance over the past year.

During the second quarter, the Series sold its taxable municipal bonds (i.e., Build America Bonds) and reinvested the proceeds into commercial mortgage-backed securities, which are a type of asset-backed securities. Accordingly, the Series’ exposure to asset-backed securities increased throughout the year. While the Series started the year with no mortgage-backed securities holdings, the Advisor added exposure to this sector toward the end of the year.

As the markets unfold in 2011, it will be important to monitor trends such as monetary policy and inflation expectations. With this mindset, Manning & Napier remains committed to our active investment approach to fixed income. With our fundamentals-based investment strategies, we will continue to use tools such as sector, maturity, quality, and issue selections to take advantage of market opportunities and manage risk throughout the full bond market cycle. Staying focused on the fundamentals and maintaining our selective investment process helped us earn strong returns through the volatile markets of 2010, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

	Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Since Inception [1]
Manning & Napier Fund, Inc. - Core Bond Series[2]	8.97%	6.38%	5.76%
Bank of America (BofA) Merrill Lynch U.S. Corporate,
Government & Mortgage Index[3]	6.43%	5.87%	5.50%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception1 (4/21/05) to present (12/31/10) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 0.76%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for the year ended December 31, 2010.

3The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,027.30	$3.88
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.37	$3.87

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

Sector Allocation[1]

Cash, short-term investments, and other assets, less liabilities - 3.7%
Consumer Discretionary - 11.4%
Consumer Staples - 2.5%
Energy - 5.9%
Financials - 26.9%
Health Care - 3.3%
Industrials - 13.1%
Information Technology - 6.6%
Materials - 3.2%
Telecommunication Services - 1.2%
Utilities - 2.4%
Asset-Backed Securities - 1.0%
Commercial Mortgage-Backed Securities - 3.7%
Municipal Bonds - 0.9%
Mutual Funds - 4.4%
U.S. Government Agencies - 9.8%

[1]As a percentage of net assets.

Credit Quality Ratings[2,3]

A - 41.6%
Aa - 8.4%
Aaa - 5.7%
Baa - 44.3%

[2]As a percentage of total corporate bonds, preferred stock, asset-backed securities, commercial mortgage-backed securities, and municipal bonds.

4

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS - 74.4%

Convertible Corporate Bonds - 1.1%
Health Care - 0.6%
Biotechnology - 0.5%
Amgen, Inc., 0.375%, 2/1/2013	A3	$530,000	$530,000

Health Care Equipment & Supplies - 0.1%
Medtronic, Inc., 1.625%, 4/15/2013	A1	120,000	120,750

Total Health Care			650,750

Information Technology - 0.5%
Computers & Peripherals - 0.5%
EMC Corp., 1.75%, 12/1/2013	A2	395,000	594,969

Total Convertible Corporate Bonds (Identified Cost $1,128,853)			1,245,719

Non-Convertible Corporate Bonds - 73.3%
Consumer Discretionary - 11.4%
Hotels, Restaurants & Leisure - 2.1%
International Game Technology, 7.50%, 6/15/2019	Baa2	1,095,000	1,232,600
Yum! Brands, Inc., 3.875%, 11/1/2020	Baa3	1,250,000	1,194,109

			2,426,709

Household Durables - 0.9%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	Baa3	1,000,000	991,949

Media - 4.7%
Comcast Corp., 6.50%, 11/15/2035	Baa1	925,000	994,162
Comcast Corp., 6.95%, 8/15/2037	Baa1	665,000	752,160
DIRECTV Holdings LLC, 5.20%, 3/15/2020	Baa2	965,000	1,000,399
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	965,000	1,020,453
Time Warner, Inc., 7.625%, 4/15/2031	Baa2	850,000	1,033,330
The Walt Disney Co., 5.50%, 3/15/2019	A2	500,000	567,687

			5,368,191

Multiline Retail - 0.7%
Target Corp., 6.00%, 1/15/2018	A2	670,000	775,677

Specialty Retail - 2.5%
AutoZone, Inc., 4.00%, 11/15/2020	Baa2	850,000	802,801
The Home Depot, Inc., 5.40%, 3/1/2016	Baa1	1,065,000	1,193,444
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A1	745,000	861,657

			2,857,902

Textiles, Apparel & Luxury Goods - 0.5%
VF Corp., 5.95%, 11/1/2017	A3	485,000	541,000

Total Consumer Discretionary			12,961,428

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples - 2.5%
Beverages - 0.2%
PepsiCo, Inc., 7.90%, 11/1/2018	Aa3	$157,000	$201,998

Food & Staples Retailing - 0.5%
The Kroger Co., 5.50%, 2/1/2013	Baa2	230,000	248,789
The Kroger Co., 6.15%, 1/15/2020	Baa2	335,000	379,609

			628,398

Food Products - 1.8%
General Mills, Inc., 5.65%, 2/15/2019	Baa1	765,000	851,640
Grupo Bimbo SAB de CV (Mexico)[3], 4.875%, 6/30/2020	Baa2	500,000	501,957
Kraft Foods, Inc., 6.125%, 2/1/2018	Baa2	565,000	645,397

			1,998,994

Total Consumer Staples			2,829,390

Energy - 5.9%
Energy Equipment & Services - 3.4%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	620,000	777,446
Baker Hughes, Inc., 5.125%, 9/15/2040	A2	1,000,000	976,782
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	Baa2	1,645,000	2,110,843

			3,865,071

Oil, Gas & Consumable Fuels - 2.5%
Apache Corp., 6.90%, 9/15/2018	A3	630,000	769,220
Hess Corp., 5.60%, 2/15/2041	Baa2	1,050,000	1,042,370
Shell International Finance B.V. (Netherlands), 4.30%, 9/22/2019.	Aa1	1,000,000	1,042,555

			2,854,145

Total Energy			6,719,216

Financials - 24.8%
Capital Markets - 5.9%
The Charles Schwab Corp., 4.45%, 7/22/2020	A2	1,010,000	1,006,096
Goldman Sachs Capital I, 6.345%, 2/15/2034	A3	830,000	790,865
Goldman Sachs Capital II4, 5.793%, 12/29/2049	Baa2	1,285,000	1,089,037
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A1	690,000	759,823
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A1	500,000	516,681
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	A3	805,000	726,654
Morgan Stanley, 5.55%, 4/27/2017	A2	1,727,000	1,799,189

			6,688,345

Commercial Banks - 6.6%
Household Finance Co., 6.375%, 11/27/2012	A3	785,000	851,069
HSBC Finance Corp., 7.00%, 5/15/2012	A3	1,025,000	1,099,769
KeyBank National Association, 5.45%, 3/3/2016	Baa1	1,050,000	1,104,968

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	$1,135,000	$1,274,207
National City Corp., 6.875%, 5/15/2019	Baa1	500,000	561,379
PNC Bank National Association, 5.25%, 1/15/2017	A3	880,000	913,563
USB Capital XIII Trust, 6.625%, 12/15/2039	A2	715,000	730,323
Wachovia Corp., 5.25%, 8/1/2014	A2	945,000	1,007,837

			7,543,115

Consumer Finance - 0.9%
American Express Co., 8.125%, 5/20/2019	A3	795,000	989,148

Diversified Financial Services - 2.9%
Bank of America Corp., 7.625%, 6/1/2019	A2	845,000	972,963
Citigroup, Inc., 8.50%, 5/22/2019	A3	1,190,000	1,477,308
JPMorgan Chase & Co., 6.30%, 4/23/2019	Aa3	785,000	893,530

			3,343,801

Insurance - 1.7%
American International Group, Inc., 4.25%, 5/15/2013	A3	660,000	683,000
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	1,260,000	1,257,167

			1,940,167

Real Estate Investment Trusts (REITS) - 6.8%
AvalonBay Communities, Inc., 6.10%, 3/15/2020	Baa1	720,000	805,178
Boston Properties LP, 5.875%, 10/15/2019	Baa2	935,000	1,013,959
Camden Property Trust, 5.70%, 5/15/2017	Baa1	780,000	823,113
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	500,000	508,677
HCP, Inc., 6.70%, 1/30/2018	Baa3	940,000	1,008,504
Health Care REIT, Inc., 6.20%, 6/1/2016	Baa2	375,000	414,939
Mack-Cali Realty LP, 7.75%, 8/15/2019	Baa2	735,000	855,360
National Retail Properties, Inc., 6.875%, 10/15/2017	Baa2	890,000	958,852
Simon Property Group LP, 10.35%, 4/1/2019	A3	990,000	1,353,527

			7,742,109

Total Financials			28,246,685

Health Care - 2.7%
Biotechnology - 0.5%
Amgen, Inc., 5.85%, 6/1/2017	A3	500,000	570,749

Health Care Equipment & Supplies - 0.7%
Becton Dickinson and Co., 6.00%, 5/15/2039	A2	535,000	604,117
CR Bard, Inc., 4.40%, 1/15/2021	A3	200,000	203,214

			807,331

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Pharmaceuticals - 1.5%
Abbott Laboratories, 5.60%, 11/30/2017	A1		$675,000	$771,734
Novartis Securities Investment Ltd. (Bermuda), 5.125%, 2/10/2019	Aa2		870,000	962,250

				1,733,984

Total Health Care				3,112,064

Industrials - 13.1%
Aerospace & Defense - 1.2%
The Boeing Co., 6.00%, 3/15/2019	A2		500,000	575,259
Honeywell International, Inc., 5.30%, 3/1/2018	A2		690,000	767,848

				1,343,107

Air Freight & Logistics - 0.9%
FedEx Corp., 8.00%, 1/15/2019	Baa2		790,000	974,509

Airlines - 2.0%
Continental Airlines Pass-Through Trust, Series 1997-4, Class A, 6.90%, 1/2/2018	Baa2		300,296	319,065
Delta Air Lines Pass-Through Trust, Series 2001-1, Class 1A2, 7.111%, 9/18/2011	BBB	[2]	295,000	304,587
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	Baa1		166,574	176,569
Delta Air Lines Pass-Through Trust, Series 2010-1, Class A, 6.20%, 7/2/2018	Baa2		500,000	531,250
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3		910,000	957,081

				2,288,552

Commercial Services & Supplies - 0.9%
Waste Management, Inc., 7.375%, 3/11/2019	Baa3		830,000	1,004,384

Industrial Conglomerates - 3.8%
GE Capital Trust I4, 6.375%, 11/15/2067	Aa3		1,145,000	1,130,687
General Electric Capital Corp., 5.625%, 5/1/2018	Aa2		350,000	381,680
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	Aa2		740,000	837,767
General Electric Co., 5.25%, 12/6/2017	Aa2		370,000	399,635
Textron, Inc., 7.25%, 10/1/2019	Baa3		1,245,000	1,426,709
Tyco Electronics Group S.A. (Luxembourg), 4.875%, 1/15/2021	Baa2		200,000	202,244

				4,378,722

Machinery - 1.6%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2		660,000	798,358
John Deere Capital Corp., 5.50%, 4/13/2017	A2		225,000	250,861
John Deere Capital Corp., 5.75%, 9/10/2018	A2		700,000	793,010

				1,842,229

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Road & Rail - 2.7%
CSX Corp., 6.00%, 10/1/2036	Baa3	$730,000	$760,309
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	Baa3	1,595,000	1,575,514
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	705,000	778,463

			3,114,286

Total Industrials			14,945,789

Information Technology - 6.1%
Communications Equipment - 1.0%
Cisco Systems, Inc., 5.90%, 2/15/2039	A1	1,065,000	1,179,493

Computers & Peripherals - 2.6%
Dell, Inc., 5.875%, 6/15/2019	A2	1,055,000	1,154,367
Hewlett-Packard Co., 5.50%, 3/1/2018	A2	680,000	766,174
International Business Machines Corp., 5.60%, 11/30/2039	Aa3	909,000	990,382

			2,910,923

Electronic Equipment, Instruments & Components - 0.4%
Corning, Inc., 4.25%, 8/15/2020	Baa1	500,000	493,768

IT Services - 0.8%
The Western Union Co., 5.253%, 4/1/2020	A3	945,000	970,884

Software - 1.3%
Oracle Corp., 5.00%, 7/8/2019	A2	700,000	759,503
Oracle Corp.[3], 3.875%, 7/15/2020	A2	675,000	671,008

			1,430,511

Total Information Technology			6,985,579

Materials - 3.2%
Chemicals - 0.7%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	670,000	770,363

Metals & Mining - 1.4%
Alcoa, Inc., 5.87%, 2/23/2022	Baa3	660,000	655,691
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	810,000	963,207

			1,618,898

Paper & Forest Products - 1.1%
International Paper Co., 7.50%, 8/15/2021	Baa3	1,065,000	1,257,940

Total Materials			3,647,201

Telecommunication Services - 1.2%
Wireless Telecommunication Services - 1.2%
Crown Castle Towers LLC[3], 6.113%, 1/15/2020	A2	745,000	777,274
Crown Castle Towers LLC[3], 4.883%, 8/15/2020	A2	250,000	240,270

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
SBA Tower Trust[3], 5.101%, 4/15/2017	A2	$375,000	$389,869

Total Telecommunication Services			1,407,413

Utilities - 2.4%
Electric Utilities - 2.1%
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3	580,000	627,891
Exelon Generation Co. LLC, 6.20%, 10/1/2017	A3	350,000	391,711
Exelon Generation Co. LLC, 4.00%, 10/1/2020	A3	500,000	467,919
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3	855,000	938,920

			2,426,441

Multi-Utilities - 0.3%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	Baa3	335,000	378,696

Total Utilities			2,805,137

Total Non-Convertible Corporate Bonds (Identified Cost $77,969,198)			83,659,902

TOTAL CORPORATE BONDS (Identified Cost $79,098,051)			84,905,621

PREFERRED STOCKS - 2.1%
Financials - 2.1%
Commercial Banks - 1.2%
PNC Financial Services Group, Inc., Series K6, 8.25%	Baa3	290,000	309,224
Wells Fargo & Co., Series K6, 7.98%	Baa3	1,000,000	1,055,000

			1,364,224

Diversified Financial Services - 0.9%
JPMorgan Chase & Co., Series 1[6], 7.90%	Baa1	965,000	1,025,785

TOTAL PREFERRED STOCKS (Identified Cost $2,309,476)			2,390,009

ASSET-BACKED SECURITIES - 1.0%
Capital Auto Receivables Asset Trust, Series 2007-1, Class A4A, 5.010%, 4/16/2012	Aaa	$22,273	22,483
Capital Auto Receivables Asset Trust, Series 2007-3, Class A4, 5.210%, 3/17/2014	Aaa	30,476	31,158
Ford Credit Auto Owner Trust, Series 2008-C, Class A4B4, 2.010%, 4/15/2013	Aaa	50,000	50,716
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[3], 5.290%, 3/25/2016	Aaa	370,000	401,877

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)		Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES (continued)

Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[3], 3.740%, 2/25/2017	Aaa		$595,000	$604,517

TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,061,591)				1,110,751

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.7%

American Tower Trust, Series 2007-1A, Class AFX[3], 5.420%, 4/15/2037	Aaa		400,000	432,503
Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/14/2029	AAA	[2]	100,000	100,179
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4[4], 5.740%, 5/10/2045	AAA	[2]	200,000	218,952
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa		100,000	107,295
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa		100,000	105,345
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[4], 5.722%, 9/11/2038	Aaa		150,000	163,660
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[4], 5.728%, 3/15/2049	Aaa		110,000	119,055
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[4], 5.764%, 6/10/2046	AAA	[2]	155,000	169,473
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[3], 3.156%, 7/20/2046	Aaa		264,528	265,124
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[4], 5.883%, 7/10/2038	Aaa		415,000	452,764
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[4], 5.205%, 12/15/2044	Aaa		325,000	349,883
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[4], 5.872%, 4/15/2045	Aaa		100,000	109,361
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3[3], 4.070%, 11/15/2043	AAA	[2]	200,000	190,183
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[4], 5.881%, 6/15/2038	Aaa		150,000	162,318
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[4], 5.414%, 7/12/2046	Aaa		125,000	131,759
Morgan Stanley Capital I, Series 2005-HQ7, Class A4[4], 5.204%, 11/14/2042	Aaa		100,000	107,652
OBP Depositor LLC Trust, Series 2010-OBP, Class A3, 4.646%, 7/15/2045	AAA	[2]	100,000	102,036
Vornado DP LLC, Series 2010-VNO, Class A2FX3, 4.004%, 9/13/2028	AAA	[2]	245,000	237,541

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[4], 5.203%, 10/15/2044	Aaa	$150,000	$162,118
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[4], 5.737%, 5/15/2043	Aaa	115,000	123,345
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[4], 6.011%, 6/15/2045	Aaa	150,000	162,790
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/18/2043	Aaa	275,000	271,905

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $4,219,389)			4,245,241

MUNICIPAL BONDS - 0.9%

Monroe County Water Authority, Revenue Bond, 6.339%, 8/1/2035	Aa2	500,000	509,950
New York City, G.O. Bond, 6.646%, 12/1/2031	Aa2	500,000	511,840

TOTAL MUNICIPAL BONDS (Identified Cost $1,000,000)			1,021,790

MUTUAL FUNDS - 4.4%

iShares iBoxx Investment Grade Corporate Bond Fund (Identified Cost $4,523,436)		46,150	5,004,506

U.S. GOVERNMENT AGENCIES - 9.8%

Mortgage-Backed Securities - 9.8%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		$2,054,275	2,215,086
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		136,132	146,959
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		156,364	170,608
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		1,210,769	1,305,549
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		205,685	224,422
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		2,169,029	2,338,823
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		129,863	139,718
Fannie Mae, Pool #889409, 6.00%, 5/1/2038		2,922,364	3,179,102
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020		666,781	719,186
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022		209,422	228,695
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022		143,019	156,181
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023		117,388	127,971
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023		205,681	224,610

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $11,198,202)			11,176,910

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 2.6%

Dreyfus Cash Management, Inc. - Institutional Shares[5], 0.14%, (Identified Cost $2,990,144)	2,990,144	$2,990,144

TOTAL INVESTMENTS - 98.9% (Identified Cost $106,400,289)		112,844,972
OTHER ASSETS, LESS LIABILITIES - 1.1%		1,213,042

NET ASSETS - 100%		$114,058,014

G.O. Bond - General Obligation Bond

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $5,186,243, or 4.5% of the Series’ net assets as of December 31, 2010.

4The coupon rate is floating and is the stated rate as of December 31, 2010.

5Rate shown is the current yield as of December 31, 2010.

6The rate shown is the fixed rate as of December 31, 2010; the rate becomes floating in 2049.

The accompanying notes are an integral part of the financial statements.	13

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $106,400,289) (Note 2)	$112,844,972
Interest receivable	1,305,102
Dividends receivable	20,202

TOTAL ASSETS	114,170,276

LIABILITIES:

Accrued management fees (Note 3)	56,977
Accrued fund accounting and administration fees (Note 3)	7,124
Accrued transfer agent fees (Note 3)	428
Accrued Chief Compliance Officer service fees (Note 3)	243
Audit fees payable	30,977
Registration fees payable	6,988
Printing fees payable	5,813
Other payables and accrued expenses	3,712

TOTAL LIABILITIES	112,262

TOTAL NET ASSETS	$114,058,014

NET ASSETS CONSIST OF:

Capital stock	$104,226
Additional paid-in-capital	107,668,697
Undistributed net investment income	211,367
Accumulated net realized loss on investments	(370,959)
Net unrealized appreciation on investments	6,444,683

TOTAL NET ASSETS	$114,058,014

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($114,058,014/10,422,646 shares)	$10.94

14	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Interest	$4,290,125
Dividends	309,634

Total Investment Income	4,599,759

EXPENSES:

Management fees (Note 3)	568,425
Fund accounting and administration fees (Note 3)	54,794
Directors’ fees (Note 3)	8,306
Chief Compliance Officer service fees (Note 3)	2,621
Transfer agent fees (Note 3)	2,554
Custodian fees	6,455
Miscellaneous	74,094

Total Expenses	717,249
Less reduction of expenses (Note 3)	(758)

Net Expenses	716,491

NET INVESTMENT INCOME	3,883,268

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments	499,316
Net change in unrealized appreciation on investments	3,349,635

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,848,951

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,732,219

The accompanying notes are an integral part of the financial statements.	15

Statement of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,883,268	$2,981,016
Net realized gain on investments	499,316	196,512
Net change in unrealized appreciation on investments	3,349,635	3,411,672

Net increase from operations	7,732,219	6,589,200

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(3,683,326)	(2,992,322)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	33,408,300	19,933,271

Net increase in net assets	37,457,193	23,530,149

NET ASSETS:

Beginning of year	76,600,821	53,070,672

End of year (including undistributed net investment income of $211,367 and $1,751, respectively)	$114,058,014	$76,600,821

16	The accompanying notes are an integral part of the financial statements.

Financial Highlights

		For the Years Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.38	$9.69	$10.05	$9.98	$9.89

Income (loss) from investment operations:
Net investment income	0.45[1]	0.49[1]	0.45	0.42	0.36
Net realized and unrealized gain (loss) on investments	0.48	0.62	(0.30)	0.13	0.09

Total from investment operations	0.93	1.11	0.15	0.55	0.45

Less distributions to shareholders:
From net investment income	(0.37)	(0.42)	(0.46)	(0.42)	(0.36)
From net realized gain on investments	—	—	(0.05)	(0.06)	—

Total distributions to shareholders	(0.37)	(0.42)	(0.51)	(0.48)	(0.36)

Net asset value - End of year	$10.94	$10.38	$9.69	$10.05	$9.98

Net assets - End of year (000’s omitted)	$114,058	$76,601	$53,071	$49,909	$45,696

Total return[2]	8.97%	11.46%	1.66%	5.58%	4.51%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.76%	0.79%	0.80%	0.80%	0.80%
Net investment income	4.10%	4.84%	4.73%	4.21%	3.87%
Portfolio turnover	23%	67%	53%	346%	313%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees, and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%[3]	0.00%[3]	0.03%	0.04%	0.08%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in investment-grade bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 125 million have been designated as Core Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility,

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$—	$—	$—	$—
Preferred securities	2,390,009	—	2,390,009	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	11,176,910	—	11,176,910	—
States and political subdivisions (municipals)	1,021,790	—	1,021,790	—
Corporate debt	83,659,902	—	83,659,902	—
Convertible corporate debt	1,245,719	—	1,245,719	—
Asset backed securities	1,110,751	—	1,110,751	—
Commercial mortgage backed securities	4,245,241	—	4,245,241	—
Mutual funds	7,994,650	7,994,650	—	—
Other financial instruments**:	—	—	—	—

Total assets:	112,844,972	7,994,650	104,850,322	—

Liabilities:
Other financial instruments**:	—	—	—	—
Total liabilities:	—	—	—	—

Total	$112,844,972	$7,994,650	$104,850,322	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

19

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2009 or December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series as of December 31, 2010.

20

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series as of December 31, 2010.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2010.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

21

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub- transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series.

22

Notes to Financial Statements

3.	TRANSACTIONS WITH AFFILIATES (continued)

Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $41,886,293 and $9,417,688, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $12,562,768 and $11,446,569, respectively.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Bond Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	3,256,147	$35,669,098	2,334,851	$24,190,684
Reinvested	338,001	3,639,306	282,320	2,942,598
Repurchased	(553,027)	(5,900,104)	(711,761)	(7,200,011)

Total	3,041,121	33,408,300	1,905,410	19,933,271

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

23

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in hybrid securities. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
Ordinary income	$3,683,326	$2,992,322

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$106,472,401
Unrealized appreciation	$6,690,312
Unrealized depreciation	(317,741)

Net unrealized appreciation	$6,372,571

Undistributed ordinary income	234,229
Capital loss carryover	370,960

At December 31, 2010, the capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:

Loss Carryover	Expiration Date
$350,661	December 31, 2016
20,299	December 31, 2017

The capital loss carryover utilized in the current year was $489,642.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

25

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $94,940 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 2.58%, or if different, the maximum allowable under tax law.

26

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

27

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

28

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-present)

GMP Companies (2000-present)

HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:

Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software)

Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010) Pioneering Technologies (2006-2009) Vensearch Capital Corp. (2003-2007)

29

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

30

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)

Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

31

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32

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33

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNCRBND-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

As well-defined swings in sentiment drove market fluctuations in 2010, the fixed income markets had favorable results for the year. Returns were broadly positive throughout the first three quarters of the year, with higher gains during the stock market pullback in the second quarter. However, while equities finished the year with a strong rally, fixed income markets generally took a negative turn at the end of the year. After eight consecutive quarters of positive performance, broad fixed income markets suffered losses in the fourth quarter.

Overall, corporate bonds were the best performing sector during 2010, with below investment grade securities experiencing significant gains. Mortgage securities and U.S. Treasury securities also performed well, particularly intermediate and longer-term U.S. Treasuries. While municipal bonds posted positive results for the year, the sector had the weakest returns in 2010, as credit concerns and supply and demand changes caused noteworthy losses during the last quarter.

The Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index earned a solid 6.43% during the year. With a return of 10.18%, the Core Plus Bond Series noticeably outpaced its benchmark.

Throughout 2010, the Core Plus Bond Series has maintained a heavy weighting to corporate bonds, including below investment grade corporate securities, because the Advisor believes the supply and demand dynamics within this sector remain attractive. As of the end of the year, the Series had 86.6% of its assets invested in corporate bonds and preferred stocks, and this significant allocation to corporate bonds was the primary driver of outperformance over the past year. Within that sector weighting, the Series had a 19.7% allocation to corporate bonds rated below investment grade, which is near the 20% limit for the Series.

As the markets unfold in 2011, it will be important to monitor trends such as monetary policy and inflation expectations. With this mindset, Manning & Napier remains committed to our active investment approach to fixed income. With our fundamentals-based investment strategies, we will continue to use tools such as sector, maturity, quality, and issue selections to take advantage of market opportunities and manage risk throughout the full bond market cycle. Staying focused on the fundamentals and maintaining our selective investment process helped us earn strong returns through the volatile markets of 2010, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

	Average Annual Total Returns As of December 31, 2010
	One Year	Five Year	Since Inception[1]
Manning & Napier Fund, Inc. - Core Plus Bond Series[2]	10.18%	6.84%	6.17%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[3]	6.43%	5.87%	5.50%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series from its inception1 (4/21/05) to present (12/31/10) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this net expense ratio was 0.76%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for the year ended December 31, 2010.

3The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (formerly a Merrill Lynch Index) is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,042.20	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

4

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)		Principal Amount		Value (Note 2)

CORPORATE BONDS - 80.9%

Convertible Corporate Bonds - 1.2%
Health Care - 0.7%
Biotechnology - 0.6%
Amgen, Inc., 0.375%, 2/1/2013	A3			$3,270,000	$3,270,000

Health Care Equipment & Supplies - 0.1%
Medtronic, Inc., 1.625%, 4/15/2013	A1			665,000	669,156

Total Health Care					3,939,156

Information Technology - 0.5%
Computers & Peripherals - 0.5%
EMC Corp., 1.75%, 12/1/2013	A	[2]		1,685,000	2,538,031

Total Convertible Corporate Bonds
(Identified Cost $5,940,689)					6,477,187

Non-Convertible Corporate Bonds - 79.7%
Consumer Discretionary - 13.1%
Hotels, Restaurants & Leisure - 1.8%
Cedar Fair LP - Canada’s Wonderland Co. - Magnum Management Corp.[3], 9.125%, 8/1/2018	B2			1,000,000	1,076,250
International Game Technology, 7.50%, 6/15/2019	Baa2			5,505,000	6,196,769
Wendy’s - Arby’s Restaurants LLC, 10.00%, 7/15/2016	B3			1,000,000	1,085,000
Wyndham Worldwide Corp., 9.875%, 5/1/2014	Ba1			405,000	474,252
Wyndham Worldwide Corp., 6.00%, 12/1/2016	Ba1			800,000	837,148

					9,669,419

Household Durables - 1.8%
Fortune Brands, Inc., 5.375%, 1/15/2016	Baa3			4,485,000	4,638,140
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	Baa3			5,000,000	4,959,745

					9,597,885

Media - 5.9%
Cablevision Systems Corp., 8.625%, 9/15/2017	B1			1,965,000	2,139,394
Columbus International, Inc. (Barbados)[3], 11.50%, 11/20/2014	B2			900,000	999,000
Comcast Corp., 6.50%, 11/15/2035	Baa1			4,540,000	4,879,456
Comcast Corp., 6.95%, 8/15/2037	Baa1			1,855,000	2,098,131
DIRECTV Holdings LLC, 5.20%, 3/15/2020	Baa2			4,710,000	4,882,777
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2			4,875,000	5,155,137
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	B2			500,000	551,250
Sirius XM Radio, Inc.[3], 9.75%, 9/1/2015	Ba3			1,405,000	1,577,113
Time Warner, Inc., 7.625%, 4/15/2031	Baa2			4,105,000	4,990,379
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[3], 8.125%, 12/1/2017	B1		EUR	600,000	848,890
UPC Holding B.V. (Netherlands)[3], 9.875%, 4/15/2018	B2			$1,405,000	1,538,475
Virgin Media Finance plc, Series 1 (United Kingdom), 9.50%, 8/15/2016	Ba3			1,000,000	1,130,000

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
WMG Acquisition Corp., 9.50%, 6/15/2016	Ba2	$1,000,000	$1,072,500

			31,862,502

Multiline Retail - 0.7%
Target Corp., 6.00%, 1/15/2018	A2	3,225,000	3,733,666

Specialty Retail - 2.3%
AutoZone, Inc., 4.00%, 11/15/2020	Baa2	1,650,000	1,558,379
The Home Depot, Inc., 5.40%, 3/1/2016	Baa1	4,325,000	4,846,617
Lowe’s Companies, Inc., 6.10%, 9/15/2017	A1	3,175,000	3,672,164
Rent-A-Center, Inc.[3], 6.625%, 11/15/2020	Ba3	1,100,000	1,094,500
Toys R Us Property Co., LLC, 8.50%, 12/1/2017	Ba1	920,000	989,000

			12,160,660

Textiles, Apparel & Luxury Goods - 0.6%
VF Corp., 5.95%, 11/1/2017	A3	2,815,000	3,140,034

Total Consumer Discretionary			70,164,166

Consumer Staples - 1.7%
Beverages - 0.7%
CEDC Finance Corp. International, Inc.[3], 9.125%, 12/1/2016	B1	1,215,000	1,290,937
Constellation Brands, Inc., 8.375%, 12/15/2014	Ba3	1,205,000	1,316,463
PepsiCo, Inc., 7.90%, 11/1/2018	Aa3	713,000	917,355

			3,524,755

Food Products - 0.8%
Kraft Foods, Inc., 6.125%, 2/1/2018	Baa2	3,610,000	4,123,685

Household Products - 0.0%*
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	25,000	27,880

Personal Products - 0.2%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	B3	1,215,000	1,284,863

Total Consumer Staples			8,961,183

Energy - 8.6%
Energy Equipment & Services - 3.5%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	3,155,000	3,956,200
Calfrac Holdings LP3, 7.50%, 12/1/2020	B2	1,000,000	1,012,500
Cie Generale de Geophysique - Veritas (France), 7.75%, 5/15/2017	Ba3	1,000,000	1,025,000
Complete Production Services, Inc., 8.00%, 12/15/2016	B1	1,155,000	1,195,425
Hornbeck Offshore Services, Inc., 8.00%, 9/1/2017	Ba3	500,000	510,000
Key Energy Services, Inc., 8.375%, 12/1/2014	B1	1,000,000	1,055,000
Thermon Industries, Inc.[3], 9.50%, 5/1/2017	B1	830,000	883,950
Trinidad Drilling Ltd. (Canada)[3], 7.875%, 1/15/2019	B2	1,000,000	1,010,000

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Weatherford International Ltd. (Switzerland), 9.625%, 3/1/2019	Baa2		$6,175,000	$7,923,680

				18,571,755

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp., 5.95%, 9/15/2016	Ba1		5,825,000	6,257,733
Apache Corp., 6.90%, 9/15/2018	A3		2,275,000	2,777,739
Aquilex Holdings LLC - Aquilex Finance Corp., 11.125%, 12/15/2016	Caa1		740,000	749,250
Arch Western Finance LLC, 6.75%, 7/1/2013	B1		694,000	700,940
Chaparral Energy, Inc., 8.875%, 2/1/2017	Caa1		1,055,000	1,070,825
Chesapeake Energy Corp., 9.50%, 2/15/2015	Ba3		1,500,000	1,691,250
Coffeyville Resources LLC - Coffeyville Finance, Inc.[3], 9.00%, 4/1/2015	Ba3		373,000	399,110
Coffeyville Resources LLC - Coffeyville Finance, Inc.[3], 10.875%, 4/1/2017	B3		395,000	424,625
Crosstex Energy LP - Crosstex Energy Finance Corp., 8.875%, 2/15/2018	B3		1,500,000	1,606,875
Hess Corp., 5.60%, 2/15/2041	Baa2		5,125,000	5,087,757
Linn Energy LLC - Linn Energy Finance Corp.[3], 7.75%, 2/1/2021.	B2		1,045,000	1,071,125
Martin Midstream Partners LP - Martin Midstream Finance Corp., 8.875%, 4/1/2018	B	[2]	840,000	865,200
Niska Gas Storage US LLC - Niska Gas Storage Canada ULC[3], 8.875%, 3/15/2018	B1		605,000	647,350
Plains Exploration & Production Co., 8.625%, 10/15/2019	B1		1,000,000	1,095,000
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	B1		750,000	791,250
Tesoro Corp., 9.75%, 6/1/2019	Ba1		1,180,000	1,306,850
Whiting Petroleum Corp., 7.00%, 2/1/2014	Ba3		1,000,000	1,050,000

				27,592,879

Total Energy				46,164,634

Financials - 24.9%
Capital Markets - 4.7%
Goldman Sachs Capital I, 6.345%, 2/15/2034	A3		3,450,000	3,287,333
Goldman Sachs Capital II4, 5.793%, 12/29/2049	Baa2		4,205,000	3,563,737
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A1		3,385,000	3,727,538
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A1		4,510,000	4,660,458
Merrill Lynch & Co., Inc., 6.11%, 1/29/2037	A3		1,785,000	1,611,277
Morgan Stanley, 5.55%, 4/27/2017	A2		3,544,000	3,692,139
Morgan Stanley, 5.50%, 1/26/2020	A2		4,485,000	4,520,992

				25,063,474

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks - 6.1%
Household Finance Co., 6.375%, 11/27/2012	A3	$4,335,000	$4,699,855
KeyBank National Association, 5.45%, 3/3/2016	Baa1	4,640,000	4,882,909
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	5,665,000	6,359,807
National City Corp., 6.875%, 5/15/2019	Baa1	1,920,000	2,155,693
PNC Bank National Association, 5.25%, 1/15/2017	A3	5,640,000	5,855,110
U.S. Bank National Association, 6.375%, 8/1/2011	Aa3	85,000	87,826
USB Capital XIII Trust, 6.625%, 12/15/2039	A2	3,580,000	3,656,719
Wachovia Corp., 5.25%, 8/1/2014	A2	4,500,000	4,799,223

			32,497,142

Consumer Finance - 1.8%
American Express Co., 8.125%, 5/20/2019	A3	3,935,000	4,895,970
American Express Co.[4], 6.80%, 9/1/2066	Baa2	3,445,000	3,410,550
Credit Acceptance Corp.[3], 9.125%, 2/1/2017	B1	1,500,000	1,575,000

			9,881,520

Diversified Financial Services - 3.3%
Bank of America Corp., 5.75%, 8/15/2016	A3	3,715,000	3,794,642
Bank of America Corp., 7.625%, 6/1/2019	A2	3,315,000	3,817,007
Citigroup, Inc., 8.50%, 5/22/2019	A3	4,110,000	5,102,298
JPMorgan Chase & Co., 6.30%, 4/23/2019	Aa3	4,300,000	4,894,497

			17,608,444

Insurance - 1.6%
American International Group, Inc., 4.25%, 5/15/2013	A3	1,840,000	1,904,120
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	5,035,000	5,023,681
Hartford Financial Services Group, Inc.[4], 8.125%, 6/15/2038	Ba1	1,615,000	1,715,937

			8,643,738

Real Estate Investment Trusts (REITS) - 7.4%
AvalonBay Communities, Inc., 6.10%, 3/15/2020	Baa1	4,380,000	4,898,167
Boston Properties LP, 5.875%, 10/15/2019	Baa2	4,455,000	4,831,216
Camden Property Trust, 5.70%, 5/15/2017	Baa1	4,025,000	4,247,474
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,000,000	1,017,353
DuPont Fabros Technology LP, 8.50%, 12/15/2017	Ba2	1,475,000	1,578,250
Felcor Lodging LP, 10.00%, 10/1/2014	B2	1,000,000	1,120,000
HCP, Inc., 6.70%, 1/30/2018	Baa3	4,500,000	4,827,947
Health Care REIT, Inc., 6.20%, 6/1/2016	Baa2	4,390,000	4,857,557
Host Hotels & Resorts LP, 6.375%, 3/15/2015	Ba1	740,000	751,100
Mack-Cali Realty LP, 7.75%, 8/15/2019	Baa2	2,665,000	3,101,407
National Retail Properties, Inc., 6.875%, 10/15/2017	Baa2	2,365,000	2,547,961
Omega Healthcare Investors, Inc., 7.50%, 2/15/2020	Ba2	1,000,000	1,051,250

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Simon Property Group LP, 10.35%, 4/1/2019	A3		$3,670,000	$5,017,620

				39,847,302

Total Financials				133,541,620

Health Care - 3.3%
Biotechnology - 0.9%
Amgen, Inc., 3.45%, 10/1/2020	A3		5,000,000	4,764,190

Health Care Equipment & Supplies - 1.5%
Alere, Inc., 9.00%, 5/15/2016	B3		2,000,000	2,060,000
Becton Dickinson and Co., 6.00%, 5/15/2039	A2		3,350,000	3,782,787
CR Bard, Inc., 4.40%, 1/15/2021	A3		800,000	812,855
Fresenius US Finance II, Inc.[3], 9.00%, 7/15/2015	Ba1		1,320,000	1,511,400

				8,167,042

Health Care Providers & Services - 0.7%
BioScrip, Inc., 10.25%, 10/1/2015	B3		795,000	818,850
HCA, Inc., 8.50%, 4/15/2019	Ba3		1,000,000	1,095,000
Health Management Associates, Inc., 6.125%, 4/15/2016	BB	[2]	1,050,000	1,060,500
LifePoint Hospitals, Inc.[3], 6.625%, 10/1/2020	Ba1		1,000,000	992,500

				3,966,850

Life Sciences Tools & Services - 0.2%
PharmaNet Development Group, Inc.[3], 10.875%, 4/15/2017	B3		825,000	858,000

Total Health Care				17,756,082

Industrials - 13.9%
Aerospace & Defense - 1.1%
BE Aerospace, Inc., 6.875%, 10/1/2020	Ba3		1,000,000	1,032,500
The Boeing Co., 6.00%, 3/15/2019	A2		3,465,000	3,986,548
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/2017	B3		525,000	581,437

				5,600,485

Air Freight & Logistics - 0.1%
FedEx Corp., 8.00%, 1/15/2019	Baa2		435,000	536,597

Airlines - 1.7%
Continental Airlines Pass-Through Trust, Series 1997-4, Class A, 6.90%, 1/2/2018	Baa2		351,290	373,246
Continental Airlines, Inc.[3], 6.75%, 9/15/2015	Ba2		1,000,000	1,030,000
Delta Air Lines Pass-Through Trust, Series 2001-1, Class 1A2, 7.111%, 9/18/2011	BBB	[2]	1,245,000	1,285,463
Delta Air Lines Pass-Through Trust, Series 2007-1, Class A, 6.821%, 8/10/2022	Baa1		1,218,838	1,291,968

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2010

	Credit Rating1 (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Airlines (continued)
Delta Air Lines, Inc.[3], 9.50%, 9/15/2014	Ba2	$898,000	$977,697
Southwest Airlines Co., 5.25%, 10/1/2014	Baa3	3,925,000	4,128,068

			9,086,442

Building Products - 0.4%
Building Materials Corp. of America[3], 6.875%, 8/15/2018	B1	630,000	623,700
Building Materials Corp. of America[3], 7.50%, 3/15/2020	B1	400,000	407,000
Owens Corning, 9.00%, 6/15/2019	Ba1	1,095,000	1,284,647

			2,315,347

Commercial Services & Supplies - 1.2%
Clean Harbors, Inc., 7.625%, 8/15/2016	Ba2	900,000	956,250
Garda World Security Corp. (Canada)[3], 9.75%, 3/15/2017	B3	800,000	858,000
Waste Management, Inc., 7.375%, 3/11/2019	Baa3	3,930,000	4,755,697

			6,569,947

Industrial Conglomerates - 3.9%
GE Capital Trust I4, 6.375%, 11/15/2067	Aa3	3,545,000	3,500,687
General Electric Capital Corp., 5.625%, 5/1/2018	Aa2	2,150,000	2,344,605
General Electric Capital Corp., 5.50%, 1/8/2020	Aa2	3,105,000	3,320,757
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	Aa2	3,695,000	4,183,176
General Electric Co., 5.25%, 12/6/2017	Aa2	2,100,000	2,268,197
Textron, Inc., 7.25%, 10/1/2019	Baa3	3,790,000	4,343,154
Tyco Electronics Group S.A. (Luxembourg), 4.875%, 1/15/2021	Baa2	800,000	808,975

			20,769,551

Machinery - 1.8%
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	3,385,000	4,094,608
John Deere Capital Corp., 5.50%, 4/13/2017	A2	1,240,000	1,382,526
John Deere Capital Corp., 5.75%, 9/10/2018	A2	3,795,000	4,299,246

			9,776,380

Marine - 0.5%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island), 8.875%, 11/1/2017	Ba3	1,530,000	1,656,225
United Maritime Group LLC - United Maritime Group Finance Corp., 11.75%, 6/15/2015	B3	740,000	741,850

			2,398,075

Road & Rail - 3.2%
CSX Corp., 6.00%, 10/1/2036	Baa3	4,530,000	4,718,081
JB Hunt Transport Services, Inc., 3.375%, 9/15/2015	Baa3	7,865,000	7,768,913
RailAmerica, Inc., 9.25%, 7/1/2017	B1	710,000	780,113

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Road & Rail (continued)
Union Pacific Corp., 5.65%, 5/1/2017	Baa2	$3,675,000	$4,057,946

			17,325,053

Total Industrials			74,377,877

Information Technology - 4.2%
Communications Equipment - 1.2%
Alcatel-Lucent USA, Inc., 6.50%, 1/15/2028	B1	1,000,000	795,000
Cisco Systems, Inc., 5.90%, 2/15/2039	A1	3,705,000	4,103,306
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	B1	1,280,000	1,320,000

			6,218,306

Computers & Peripherals - 0.9%
International Business Machines Corp., 5.60%, 11/30/2039	Aa3	4,506,000	4,909,418

Electronic Equipment, Instruments & Components - 0.5%
Corning, Inc., 4.25%, 8/15/2020	Baa1	2,500,000	2,468,840

IT Services - 0.9%
The Western Union Co., 5.253%, 4/1/2020	A3	4,810,000	4,941,746

Semiconductors & Semiconductor Equipment - 0.5%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	Ba3	1,475,000	1,563,500
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co., 10.50%, 4/15/2018	B2	830,000	875,650

			2,439,150

Software - 0.2%
Oracle Corp.[3], 3.875%, 7/15/2020	A2	1,325,000	1,317,164

Total Information Technology			22,294,624

Materials - 4.5%
Chemicals - 1.1%
E.I. du Pont de Nemours & Co., 6.00%, 7/15/2018	A2	3,435,000	3,949,546
Ferro Corp., 7.875%, 8/15/2018	B2	1,030,000	1,086,650
Rhodia S.A. (France)[3], 6.875%, 9/15/2020	B1	1,000,000	1,013,750

			6,049,946

Containers & Packaging - 0.1%
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[3], 9.00%, 4/15/2019	Caa1	500,000	518,125

Metals & Mining - 1.9%
Alcoa, Inc., 5.87%, 2/23/2022	Baa3	2,185,000	2,170,736
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	3,230,000	3,840,935
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	Baa3	1,000,000	1,053,535

The accompanying notes are an integral part of the financial statements.	11

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	Baa3	$2,000,000	$1,954,218
Steel Dynamics, Inc., 7.75%, 4/15/2016	Ba2	805,000	847,263

			9,866,687

Paper & Forest Products - 1.4%
Georgia-Pacific LLC[3], 8.25%, 5/1/2016	Ba2	1,100,000	1,241,625
International Paper Co., 7.50%, 8/15/2021	Baa3	5,330,000	6,295,604

			7,537,229

Total Materials			23,971,987

Telecommunication Services - 2.5%
Diversified Telecommunication Services - 0.8%
Clearwire Communications LLC - Clearwire Finance, Inc.[3], 12.00%, 12/1/2015	B2	410,000	442,800
Clearwire Communications LLC - Clearwire Finance, Inc.[3], 12.00%, 12/1/2015	B2	370,000	398,675
Inmarsat Finance plc (United Kingdom)[3], 7.375%, 12/1/2017	Ba2	1,000,000	1,050,000
Intelsat Subsidiary Holding Co. S.A. (Bermuda)[3], 8.875%, 1/15/2015	B3	995,000	1,017,387
Wind Acquisition Finance S.A. (Luxembourg)[3], 11.75%, 7/15/2017	B2	1,080,000	1,217,700

			4,126,562

Wireless Telecommunication Services - 1.7%
CC Holdings GS V LLC - Crown Castle GS III Corp.[3], 7.75%, 5/1/2017	Baa3	1,000,000	1,092,500
Crown Castle Towers LLC[3], 6.113%, 1/15/2020	A2	4,070,000	4,246,316
Crown Castle Towers LLC[3], 4.883%, 8/15/2020	A2	610,000	586,259
NII Capital Corp., 10.00%, 8/15/2016	B2	1,000,000	1,107,500
SBA Tower Trust[3], 5.101%, 4/15/2017	A2	2,095,000	2,178,070

			9,210,645

Total Telecommunication Services			13,337,207

Utilities - 3.0%
Electric Utilities - 2.5%
Allegheny Energy Supply Co. LLC[3], 5.75%, 10/15/2019	Baa3	2,385,000	2,400,600
Exelon Generation Co. LLC, 5.35%, 1/15/2014	A3	3,355,000	3,632,026
Exelon Generation Co. LLC, 4.00%, 10/1/2020	A3	4,000,000	3,743,352
Southwestern Electric Power Co., 6.45%, 1/15/2019	Baa3	3,240,000	3,558,013

			13,333,991

Gas Utilities - 0.2%
Ferrellgas LP - Ferrellgas Finance Corp.[3], 6.50%, 5/1/2021	Ba3	1,000,000	975,000

12	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power Producers & Energy Traders - 0.2%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.125%, 6/30/2017	Ba1	$389,076	$418,257
Mirant Mid Atlantic Pass-Through Trust, Series C, 10.06%, 12/30/2028	Ba1	487,147	540,733

			958,990

Multi-Utilities - 0.1%
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	Baa3	770,000	870,435

Total Utilities			16,138,416

Total Non-Convertible Corporate Bonds (Identified Cost $394,151,508)			426,707,796

TOTAL CORPORATE BONDS (Identified Cost $400,092,197)			433,184,983

PREFERRED STOCKS - 2.2%

Financials - 2.2%
Commercial Banks - 1.0%
PNC Financial Services Group, Inc., Series K7, 8.25%	Baa3	1,850,000	1,972,637
Wells Fargo & Co., Series K7, 7.98%	Baa3	3,145,000	3,317,975

			5,290,612

Diversified Financial Services - 1.2%
Bank of America Corp., Series K7, 8.00%	Ba3	3,350,000	3,376,130
JPMorgan Chase & Co., Series 1[7], 7.90%	Baa1	2,985,000	3,173,025

			6,549,155

TOTAL PREFERRED STOCKS (Identified Cost $10,896,014)			11,839,767

ASSET-BACKED SECURITIES - 1.2%

Capital Auto Receivables Asset Trust, Series 2007-1, Class A4A, 5.010%, 4/16/2012	Aaa	$133,637	134,898
Capital Auto Receivables Asset Trust, Series 2007-3, Class A4, 5.210%, 3/17/2014	Aaa	152,383	155,790
Ford Credit Auto Owner Trust, Series 2008-C, Class A4B4, 2.010%, 4/15/2013	Aaa	300,000	304,294
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[3], 5.290%, 3/25/2016	Aaa	2,585,000	2,807,711

The accompanying notes are an integral part of the financial statements.	13

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)	Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES (continued)

Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[3], 3.740%, 2/25/2017	Aaa	$2,360,000	$2,397,749
SLM Student Loan Trust, Series 2002-4, Class A4[4], 0.442%, 3/15/2017	Aaa	383,494	383,163

TOTAL ASSET-BACKED SECURITIES (Identified Cost $5,872,535)			6,183,605

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.5%

Americold LLC Trust, Series 2010-ARTA, Class A1[3], 3.847%, 1/14/2029	AAA[2]	435,000	435,778
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4[4], 5.740%, 5/10/2045	AAA[2]	700,000	766,334
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa	335,000	359,438
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa	375,000	395,043
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4[4], 5.722%, 9/11/2038	Aaa	745,000	812,843
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	AAA[2]	650,000	697,580
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[4], 5.728%, 3/15/2049	Aaa	575,000	622,332
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4[4], 5.764%, 6/10/2046	AAA[2]	900,000	984,036
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[3], 3.156%, 7/20/2046	Aaa	1,302,678	1,305,609
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4[4], 5.883%, 7/10/2038	Aaa	1,695,000	1,849,243
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[4], 5.205%, 12/15/2044	Aaa	1,670,000	1,797,861
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[4], 5.872%, 4/15/2045	Aaa	330,000	360,891
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3[3], 4.070%, 11/15/2043	AAA[2]	750,000	713,185
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4[4], 5.881%, 6/15/2038	Aaa	645,000	697,974
Merrill Lynch - Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4[4], 5.414%, 7/12/2046	Aaa	605,000	637,713
Morgan Stanley Capital I, Series 2005-HQ7, Class A4[4], 5.204%, 11/14/2042	Aaa	385,000	414,460
OBP Depositor LLC Trust, Series 2010-OBP, Class A3, 4.646%, 7/15/2045	AAA[2]	420,000	428,551

14	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating [1] (unaudited)	Principal Amount/ Shares		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Vornado DP LLC, Series 2010-VNO, Class A2FX3, 4.004%, 9/13/2028	AAA[2]		$1,195,000	$1,158,618
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[4], 5.203%, 10/15/2044	Aaa		820,000	886,245
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4[4], 5.737%, 5/15/2043	Aaa		770,000	825,873
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[4], 6.011%, 6/15/2045	Aaa		900,000	976,741
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[3], 4.393%, 11/18/2043	Aaa		1,350,000	1,334,805

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $18,381,578)				18,461,153

FOREIGN GOVERNMENT BONDS - 0.6%

Hellenic Republic Government Bond (Greece), 6.00%, 7/19/2019 (Identified Cost $5,180,884)	Ba1	EUR	4,000,000	3,432,175

MUNICIPAL BONDS - 0.5%

New York City, G.O. Bond, 6.646%, 12/1/2031 (Identified Cost $2,500,000)	Aa2		$2,500,000	2,559,200

MUTUAL FUNDS - 1.7%			81,330	8,819,425

iShares iBoxx Investment Grade Corporate Bond Fund
John Hancock Preferred Income Fund			10,500	196,140

TOTAL MUTUAL FUNDS (Identified Cost $7,604,479)				9,015,565

U.S. GOVERNMENT AGENCIES - 6.6%

Mortgage-Backed Securities - 6.6%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021			$4,982,518	5,372,556
Fannie Mae, Pool #995233, 5.50%, 10/1/2021			356,262	384,595
Fannie Mae, Pool #888017, 6.00%, 11/1/2021			380,032	414,651
Fannie Mae, Pool #995329, 5.50%, 12/1/2021			2,943,686	3,174,122
Fannie Mae, Pool #888136, 6.00%, 12/1/2021			498,143	543,521
Fannie Mae, Pool #888810, 5.50%, 11/1/2022			5,262,289	5,674,228
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024			315,419	339,353
Fannie Mae, Pool #889409, 6.00%, 5/1/2038			14,557,617	15,836,545
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020			1,620,915	1,748,309
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022			508,205	554,975
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022			347,394	379,365
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023			285,385	311,114

The accompanying notes are an integral part of the financial statements.	15

Investment Portfolio - December 31, 2010

	Principal Amount/ Shares	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	$498,562	$544,445
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	262,803	281,815

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $35,643,752)		35,559,594

SHORT-TERM INVESTMENTS - 1.5%
Dreyfus Cash Management, Inc. - Institutional Shares[5], 0.14%, (Identified Cost $8,065,745)	8,065,745	8,065,745

TOTAL INVESTMENTS - 98.7% (Identified Cost $494,237,184)		528,301,787
OTHER ASSETS, LESS LIABILITIES - 1.3%		7,053,560

NET ASSETS - 100%		$535,355,347

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2010[6]:
Settlement Date	Contracts to Deliver	In Exchange For	Contracts At Value	Unrealized Depreciation
01/28/2011	EUR3,380,000	$4,440,813	$4,516,504	$(75,691)

* Less than 0.1%

EUR - Euro currency

G.O. Bond - General Obligation Bond

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $52,985,099, or 9.9%, of the Series’ net assets as of December 31, 2010.

4The coupon rate is floating and is the stated rate as of December 31, 2010.

5Rate shown is the current yield as of December 31, 2010.

6The counterparty for all forward foreign currency exchange contracts is the Bank of New York Mellon Corp.

7The rate shown is the fixed rate as of December 31, 2010; the rate becomes floating in 2049.

16	The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $494,237,184) (Note 2)	$528,301,787
Interest receivable	7,159,221
Receivable for fund shares sold	804,739
Dividends receivable	35,598

TOTAL ASSETS	536,301,345

LIABILITIES:

Accrued management fees (Note 3)	315,128
Accrued fund accounting and administration fees (Note 3)	17,553
Accrued transfer agent fees (Note 3)	1,068
Accrued Chief Compliance Officer service fees (Note 3)	243
Accrued directors’ fees (Note 3)	91
Payable for fund shares repurchased	473,520
Unrealized depreciation on foreign forward currency contracts (Note 2)	75,691
Other payables and accrued expenses	62,704

TOTAL LIABILITIES	945,998

TOTAL NET ASSETS	$535,355,347

NET ASSETS CONSIST OF:

Capital stock	$488,349
Additional paid-in-capital	497,599,318
Distributions in excess of net investment income	(28,376)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	3,305,937
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	33,990,119

TOTAL NET ASSETS	$535,355,347

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($535,355,347/48,834,882 shares)	$10.96

The accompanying notes are an integral part of the financial statements.	17

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Interest	$25,311,539
Dividends	2,228,910

Total Investment Income	27,540,449

EXPENSES:

Management fees (Note 3)	3,394,742
Fund accounting and administration fees (Note 3)	114,126
Directors’ fees (Note 3)	15,748
Transfer agent fees (Note 3)	6,026
Chief Compliance Officer service fees (Note 3)	2,621
Custodian fees	28,618
Miscellaneous	109,124

Total Expenses	3,671,005
Less reduction of expenses (Note 3)	(758)

Net Expenses	3,670,247

NET INVESTMENT INCOME	23,870,202

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	8,915,939
Foreign currency and translation of other assets and liabilities	(347,168)
Forward foreign currency exchange contracts	195,190

8,763,961

Net change in unrealized appreciation (depreciation) on- Investments	13,417,513
Foreign currency and translation of other assets and liabilities	10,688
Forward foreign currency exchange contracts	(75,691)

13,352,510

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	22,116,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,986,673

18	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$23,870,202	$19,821,911
Net realized gain on investments and foreign currency	8,763,961	2,769,225
Net change in unrealized appreciation (depreciation) on investments and foreign currency	13,352,510	24,535,497

Net increase from operations	45,986,673	47,126,633

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(24,015,126)	(19,892,958)
From net realized gain on investments	(3,214,343)	—

Total distributions to shareholders	(27,229,469)	(19,892,958)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	121,289,798	27,443,626

Net increase in net assets	140,047,002	54,677,301

NET ASSETS:

Beginning of year	395,308,345	340,631,044

End of year (including distributions in excess of net investment income of $28,376 and undistributed net investment income of $321,747, respectively)	$535,355,347	$395,308,345

The accompanying notes are an integral part of the financial statements.	19

Financial Highlights

		For the Years Ended
	12/31/10	12/31/09		12/31/08	12/31/07	12/31/06
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.49	$9.66		$10.02	$9.98	$9.89

Income (loss) from investment operations:
Net investment income	0.55 [1]	0.57	[1]	0.42	0.40	0.37
Net realized and unrealized gain (loss) on investments	0.51	0.82		(0.32)	0.03	0.08

Total from investment operations	1.06	1.39		0.10	0.43	0.45

Less distributions to shareholders: From net investment income	(0.52)	(0.56)		(0.45)	(0.39)	(0.36)
From net realized gain on investments	(0.07)	—		(0.01)	—	—

Total distributions to shareholders	(0.59)	(0.56)		(0.46)	(0.39)	(0.36)

Net asset value - End of year	$10.96	$10.49		$9.66	$10.02	$9.98

Net assets - End of year (000’s omitted)	$535,355	$395,308		$340,631	$278,494	$224,145

Total return[2]	10.18%	14.35%		1.24%	4.34%	4.59%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.76%	0.78%		0.80%	0.81%	0.83%
Net investment income	4.92%	5.60%		4.84%	4.20%	3.95%
Portfolio turnover	31%	72%		63%	341%	315%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some years and in some years paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00% [3]	0.00%	[3]	N/A	N/A	N/A
1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

3Less than 0.01%.

20	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	ORGANIZATION

Core Plus Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in bonds and other financial instruments, including derivatives, with economic characteristics similar to bonds.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 125 million have been designated as Core Plus Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility,

21

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

	$00000,000,000	$00000,000,000	$00000,000,000	$00000,000,000
Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$—	$—	$—	$—
Preferred securities	11,839,767	—	11,839,767	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	35,559,594	—	35,559,594	—
States and political subdivisions (municipals)	2,559,200	—	2,559,200	—
Corporate debt	426,707,796	—	426,707,796	—
Convertible corporate debt	6,477,187	—	6,477,187	—
Asset backed securities	6,183,605	—	6,183,605	—
Commercial mortgage backed securities	18,461,153	—	18,461,153	—
Foreign government bonds	3,432,175	—	3,432,175	—
Mutual funds	17,081,310	17,081,310	—	—
Other financial instruments**:	—	—	—	—

Total assets:	528,301,787	17,081,310	511,220,477	—

Liabilities:
Other financial instruments**: Forward foreign currency exchange contracts	(75,691)	—	(75,691)	—

Total liabilities:	(75,691)	—	(75,691)	—

Total	$528,226,096	$17,081,310	$511,144,786	$—

22

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt
Balance as of December 31, 2009 (market value)	$244,111
Accrued discounts/premiums	2,483
Change in unrealized appreciation/ depreciation	(1,848)
Net realized gain	44,810
Net purchases/sales	(289,556)

Balance as of December 31, 2010 (market value)	$—

*Includes common stock, warrants and rights. Please see the Investment Portfolio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no Level 3 securities held by the Series as of December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency

23

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation (continued)

gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) on investments.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. Investments in forward foreign currency exchange contacts held by the Series on December 31, 2010 are shown at the end of the Investment Portfolio, which is indicative of volume of derivative activity during the period.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2010.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2010.

24

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2010.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2007 through December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of

25

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Other (continued)

assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.90% of average daily net assets each year. For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $226,721,358 and $103,347,523, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $39,274,428 and $44,027,767, respectively.

26

Notes to Financial Statements

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of Core Plus Bond Series were:

	For the Year Ended 12/31/10		For the Year Ended 12/31/09
	Shares	Amount	Shares	Amount
Sold	12,957,005	$142,303,123	5,159,453	$53,012,979
Reinvested	2,483,553	26,822,714	1,861,873	19,585,357
Repurchased	(4,296,032)	(47,836,039)	(4,577,661)	(45,154,710)

Total	11,144,526	$121,289,798	2,443,665	$27,443,626

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010, except forward foreign currency exchange contracts, as shown at the end the Investment Portfolio.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in hybrid securities, foreign currency contracts and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

27

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Year Ended 12/31/09
Ordinary income	$25,263,864	$19,892,958
Long-term capital gains	1,965,605	—

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes:

Cost for federal income tax purposes	$494,545,149
Unrealized appreciation	$37,215,210
Unrealized depreciation	(3,458,572)

Net unrealized appreciation	$33,756,638

Undistributed ordinary income	41,690
Undistributed long-term gains	3,188,556

The capital loss carryover utilized in the current year was $2,448,880.

28

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for credit ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

29

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal year $911,632 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $1,965,605 as capital gains for its taxable year ended December 31, 2010, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 3.63%, or if different, the maximum allowable under tax law.

30

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

31

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

32

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER

Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2003-2010 - Manning & Napier Advisors, Inc. President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-present)

HLTH Corp. (2000-present)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-present)

GMP Companies (2000-present)

HoustonPharma (2000-present)

Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:

Chief Executive Officer, Pictometry International Corp. since August 2010 (provider of georeferenced, aerial image libraries and related software)

Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC (investments); Founder and Managing Partner (2004-2005) - Village Markets, LLC (groceries)

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010) Pioneering Technologies (2006-2009) Vensearch Capital Corp. (2003-2007)

33

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Chairman (non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) New York Collegium (non-profit) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive Group Member** since 2003, - Manning & Napier Advisors, Inc. Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

34

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)
Name:	Beth Galusha
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc. Holds one or more of the following titles for various affiliates: Chief Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:

Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006

Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

35

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36

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37

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNCRPLBND-12/10-AR

Management Discussion and Analysis (unaudited)

Dear Shareholders:

As well-defined swings in sentiment drove market fluctuations in 2010, the fixed income markets had favorable results for the year. While returns were broadly positive across sectors, high yield securities were the best performing area of the fixed income market for the year. With returns resembling those of equities, high yield bonds experienced stronger performance at the end of the year than the rest of the fixed income markets, which suffered losses in the fourth quarter.

The Bank of America Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index earned 14.50% during the year. While the High Yield Bond Series returned a solid 13.59% and outpaced the broader Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index in its first full year of its most recent activation, the Series slightly trailed its benchmark during 2010.

Historically, the high yield market has provided strong total and relative returns for several years following a recession, as defaults recede and credit spreads tighten. Such favorable conditions were a main reason Manning & Napier launched the High Yield Bond Series in September 2009. Following the 2008 credit crisis, yields on high yield bonds have indeed retreated from extremes, helping the high yield market generate outsized gains in both 2009 and 2010. Given attractive valuations, low defaults, and expectations for modest growth and inflation, we believe the high yield market continues to present opportunities. Yields on below investment grade bonds remain relatively high, particularly as compared to Treasury yields, and spreads between the two have the potential for further tightening over the next few years. As bond prices rise when yields fall, the Series continues to look to take advantage of this market environment.

As of the end of 2010, the High Yield Bond Series had a relatively high allocation to the Communications, Non-Cyclical Consumer, and Energy sectors versus the benchmark. In contrast, the Series was underweight to the Basic Materials, Consumer Cyclical, Financial, and Utilities sectors as compared to the benchmark. The lower exposure to Financials hurt the Series’ relative performance during the past year, particularly in the first and third quarters.

The Series was also impacted by market events over the last twelve months. For instance, when European sovereign debt concerns escalated during the second quarter, exposure to the Euro detracted from the Series’ relative results. Meanwhile, the Series benefited from merger and acquisition activity that involved several holdings last year.

As the markets unfold in 2011, it will be important to monitor trends such as the financial condition of corporations, monetary policy, and pricing in the marketplace. With this mindset, Manning & Napier remains committed to our active and selective investment approach to fixed income. Staying focused on the fundamentals and maintaining our selective investment process helped us earn solid returns through the volatile markets of 2010, and we believe these qualities will remain important in the environment ahead.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, Inc.

1

Performance Update as of December 31, 2010 (unaudited)

	Average Annual Total Returns As of December 31, 2010
	One Year	Since Inception[1]
Manning & Napier Fund, Inc. - High Yield Bond Series[2]	13.59%	14.38%
Bank of America (BofA) Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index[3]	14.50%	17.34%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series from its current activation1 (9/14/09) to present (12/31/10) to the BofA Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index.

1Performance numbers for the Series and Index are calculated from September 14, 2009, the Series’ current activation date.

2The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2010, this annualized net expense ratio was 1.14%. The annualized gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.14% for the year ended December 31, 2010.

3The unmanaged BofA Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index (formerly a Merrill Lynch Index) is a market value weighted measure of BB and B rated corporate bonds with maturities of at least one-year. The Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

2

Shareholder Expense Example (unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10
Actual	$1,000.00	$1,094.80	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

3

Portfolio Composition as of December 31, 2010 (unaudited)

4

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount		Value (Note 2)
CORPORATE BONDS - 91.1%

Non-Convertible Corporate Bonds - 91.1%
Consumer Discretionary - 15.9%
Hotels, Restaurants & Leisure - 4.5%
Cedar Fair LP - Canada’s Wonderland Co. - Magnum Management Corp.[2], 9.125%, 8/1/2018	B2		$660,000	$710,325
Scientific Games International, Inc.[2], 7.875%, 6/15/2016	B1		1,450,000	1,446,375
Wendy’s - Arby’s Restaurants LLC, 10.00%, 7/15/2016	B3		1,700,000	1,844,500
Wyndham Worldwide Corp., 9.875%, 5/1/2014	Ba1		570,000	667,466
Wyndham Worldwide Corp., 6.00%, 12/1/2016	Ba1		2,260,000	2,364,943

				7,033,609

Media - 9.1%
Cablevision Systems Corp., 8.625%, 9/15/2017	B1		2,030,000	2,210,163
Columbus International, Inc. (Barbados)[2], 11.50%, 11/20/2014	B2		1,770,000	1,964,700
Interactive Data Corp.[2], 10.25%, 8/1/2018	Caa1		925,000	1,012,875
MDC Partners, Inc. (Canada), 11.00%, 11/1/2016	B2		955,000	1,052,887
Sirius XM Radio, Inc.[2], 9.75%, 9/1/2015	Ba3		940,000	1,055,150
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[2], 8.125%, 12/1/2017	B1		650,000	679,250
Unitymedia Hessen GmbH & Co. KG - Unitymedia NRW GmbH (Germany)[2], 8.125%, 12/1/2017	B1	EUR	525,000	742,779
UPC Holding B.V. (Netherlands)[2], 9.875%, 4/15/2018	B2		$1,935,000	2,118,825
Virgin Media Finance plc (United Kingdom), 8.375%, 10/15/2019	Ba3		935,000	1,021,487
WMG Acquisition Corp., 9.50%, 6/15/2016	Ba2		1,105,000	1,185,113
XM Satellite Radio, Inc.[2], 7.625%, 11/1/2018	B3		1,315,000	1,357,737

				14,400,966

Specialty Retail - 2.3%
Rent-A-Center, Inc.[2], 6.625%, 11/15/2020	Ba3		1,600,000	1,592,000
Toys R Us Property Co., LLC, 8.50%, 12/1/2017	Ba1		1,885,000	2,026,375

				3,618,375

Total Consumer Discretionary				25,052,950

Consumer Staples - 3.9%
Beverages - 2.5%
CEDC Finance Corp. International, Inc.[2], 9.125%, 12/1/2016	B1		1,885,000	2,002,813
Constellation Brands, Inc., 8.375%, 12/15/2014	Ba3		1,830,000	1,999,275

				4,002,088

Personal Products - 1.4%
Revlon Consumer Products Corp., 9.75%, 11/15/2015	B3		2,055,000	2,173,163

Total Consumer Staples				6,175,251

Energy - 20.1%
Energy Equipment & Services - 7.3%
Calfrac Holdings LP2, 7.50%, 12/1/2020	B2		1,595,000	1,614,937

The accompanying notes are an integral part of the financial statements.	5

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)		Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Cie Generale de Geophysique - Veritas (France), 7.50%, 5/15/2015	Ba3		$2,000,000	$2,035,000
Complete Production Services, Inc., 8.00%, 12/15/2016	B1		2,150,000	2,225,250
Hornbeck Offshore Services, Inc., 8.00%, 9/1/2017	Ba3		1,340,000	1,366,800
Key Energy Services, Inc., 8.375%, 12/1/2014	B1		1,150,000	1,213,250
Thermon Industries, Inc.[2], 9.50%, 5/1/2017	B1		1,355,000	1,443,075
Trinidad Drilling Ltd. (Canada)[2], 7.875%, 1/15/2019	B2		1,710,000	1,727,100

				11,625,412

Oil, Gas & Consumable Fuels - 12.8%
Aquilex Holdings LLC - Aquilex Finance Corp., 11.125%, 12/15/2016	Caa1		1,185,000	1,199,813
Arch Coal, Inc., 8.75%, 8/1/2016	B1		725,000	790,250
Arch Western Finance LLC, 6.75%, 7/1/2013	B1		611,000	617,110
Chaparral Energy, Inc., 8.875%, 2/1/2017	Caa1		1,495,000	1,517,425
Chesapeake Energy Corp., 9.50%, 2/15/2015	Ba3		2,075,000	2,339,562
Coffeyville Resources LLC - Coffeyville Finance, Inc.[2], 9.00%, 4/1/2015	Ba3		604,000	646,280
Coffeyville Resources LLC - Coffeyville Finance, Inc.[2], 10.875%, 4/1/2017	B3		640,000	688,000
Crosstex Energy LP - Crosstex Energy Finance Corp., 8.875%, 2/15/2018	B3		2,143,000	2,295,689
Linn Energy LLC - Linn Energy Finance Corp.[2], 7.75%, 2/1/2021.	B2		1,455,000	1,491,375
MarkWest Energy Partners LP - MarkWest Energy Finance Corp., 6.75%, 11/1/2020	B1		1,550,000	1,550,000
Martin Midstream Partners LP - Martin Midstream Finance Corp., 8.875%, 4/1/2018	B	[3]	1,360,000	1,400,800
Niska Gas Storage US LLC - Niska Gas Storage Canada ULC[2], 8.875%, 3/15/2018	B1		970,000	1,037,900
Plains Exploration & Production Co., 8.625%, 10/15/2019	B1		440,000	481,800
Targa Resources Partners LP - Targa Resources Partners Finance Corp., 8.25%, 7/1/2016	B1		1,410,000	1,487,550
Tesoro Corp., 9.75%, 6/1/2019	Ba1		1,940,000	2,148,550
Whiting Petroleum Corp., 7.00%, 2/1/2014	Ba3		485,000	509,250

				20,201,354

Total Energy				31,826,766

Financials - 11.5%
Capital Markets - 0.9%
Goldman Sachs Capital II4, 5.793%, 12/29/2049	Baa2		1,650,000	1,398,375

6	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks - 0.5%
Wilmington Trust Corp., 8.50%, 4/2/2018	Ba1	$755,000	$861,834

Consumer Finance - 3.3%
American Express Co.[4], 6.80%, 9/1/2066	Baa2	2,940,000	2,910,600
Credit Acceptance Corp.[2], 9.125%, 2/1/2017	B1	2,185,000	2,294,250

			5,204,850

Insurance - 1.5%
Hartford Financial Services Group, Inc.[4], 8.125%, 6/15/2038	Ba1	2,250,000	2,390,625

Real Estate Investment Trusts (REITS) - 4.3%
DuPont Fabros Technology LP, 8.50%, 12/15/2017	Ba2	2,495,000	2,669,650
Felcor Lodging LP, 10.00%, 10/1/2014	B2	1,370,000	1,534,400
Host Hotels & Resorts LP, 6.875%, 11/1/2014	BB3	665,000	684,950
Host Hotels & Resorts LP, 6.375%, 3/15/2015	Ba1	550,000	558,250
Omega Healthcare Investors, Inc., 7.50%, 2/15/2020	Ba2	1,335,000	1,403,419

			6,850,669

Real Estate Management & Development - 1.0%
CB Richard Ellis Services, Inc.[2], 6.625%, 10/15/2020	Ba1	1,500,000	1,500,000

Total Financials			18,206,353

Health Care - 8.6%
Health Care Equipment & Supplies - 3.9%
Alere, Inc., 7.875%, 2/1/2016	B2	1,725,000	1,729,313
Alere, Inc., 9.00%, 5/15/2016	B3	1,323,000	1,362,690
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/2011	Ba3	965,000	981,887
Fresenius US Finance II, Inc.[2], 9.00%, 7/15/2015	Ba1	1,885,000	2,158,325

			6,232,215

Health Care Providers & Services - 3.8%
BioScrip, Inc., 10.25%, 10/1/2015	B3	1,285,000	1,323,550
HCA, Inc., 7.875%, 2/15/2020	Ba3	1,170,000	1,251,900
Health Management Associates, Inc., 6.125%, 4/15/2016	BB3	1,935,000	1,954,350
LifePoint Hospitals, Inc.[2], 6.625%, 10/1/2020	Ba1	1,500,000	1,488,750

			6,018,550

Life Sciences Tools & Services - 0.9%
PharmaNet Development Group, Inc.[2], 10.875%, 4/15/2017	B3	1,350,000	1,404,000

Total Health Care			13,654,765

Industrials - 12.5%
Aerospace & Defense - 2.2%
BE Aerospace, Inc., 6.875%, 10/1/2020	Ba3	1,500,000	1,548,750
GeoEye, Inc., 9.625%, 10/1/2015	Ba3	945,000	1,067,850

The accompanying notes are an integral part of the financial statements.	7

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Aerospace & Defense (continued)
Kratos Defense & Security Solutions, Inc., 10.00%, 6/1/2017	B3	$750,000	$830,625

			3,447,225

Airlines - 1.8%
Continental Airlines, Inc.[2], 6.75%, 9/15/2015	Ba2	1,495,000	1,539,850
Delta Air Lines, Inc.[2], 9.50%, 9/15/2014	Ba2	1,176,000	1,280,370

			2,820,220

Building Products - 1.8%
Building Materials Corp. of America[2], 6.875%, 8/15/2018	B1	825,000	816,750
Building Materials Corp. of America[2], 7.50%, 3/15/2020	B1	645,000	656,287
Owens Corning, 9.00%, 6/15/2019	Ba1	1,140,000	1,337,441

			2,810,478

Commercial Services & Supplies - 2.2%
ACCO Brands Corp., 10.625%, 3/15/2015	B1	910,000	1,023,750
Clean Harbors, Inc., 7.625%, 8/15/2016	Ba2	1,072,000	1,139,000
Garda World Security Corp. (Canada)[2], 9.75%, 3/15/2017	B3	1,290,000	1,383,525

			3,546,275

Industrial Conglomerates - 1.4%
GE Capital Trust I4, 6.375%, 11/15/2067	Aa3	2,250,000	2,221,875

Marine - 2.2%
Navios Maritime Holdings, Inc. - Navios Maritime Finance US, Inc. (Marshall Island), 8.875%, 11/1/2017	Ba3	2,195,000	2,376,087
United Maritime Group LLC - United Maritime Group Finance Corp., 11.75%, 6/15/2015	B3	1,185,000	1,187,963

			3,564,050

Road & Rail - 0.9%
RailAmerica, Inc., 9.25%, 7/1/2017	B1	773,000	849,334
Swift Services Holdings, Inc.[2], 10.00%, 11/15/2018	Caa1	500,000	523,750

			1,373,084

Total Industrials			19,783,207

Information Technology - 3.8%
Communications Equipment - 2.0%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	B1	1,580,000	1,248,200
Hughes Network Systems LLC - HNS Finance Corp., 9.50%, 4/15/2014	B1	1,775,000	1,830,469

			3,078,669

8	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Credit Rating[1] (unaudited)	Principal Amount	Value (Note 2)
CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 1.8%
Advanced Micro Devices, Inc., 8.125%, 12/15/2017	Ba3	$645,000	$683,700
Advanced Micro Devices, Inc.[2], 7.75%, 8/1/2020	Ba3	760,000	788,500
MagnaChip Semiconductor S.A. - MagnaChip Semiconductor Finance Co., 10.50%, 4/15/2018	B2	1,360,000	1,434,800

			2,907,000

Total Information Technology			5,985,669

Materials - 5.9%
Chemicals - 2.0%
Ferro Corp., 7.875%, 8/15/2018	B2	1,470,000	1,550,850
Rhodia S.A. (France)[2], 6.875%, 9/15/2020	B1	1,535,000	1,556,106

			3,106,956

Containers & Packaging - 1.5%
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[2], 8.50%, 5/15/2018	Caa1	1,375,000	1,381,875
Reynolds Group Issuer, Inc. - Reynolds Group Issuer LLC[2], 7.125%, 4/15/2019	Ba3	1,000,000	1,017,500

			2,399,375

Metals & Mining - 0.9%
Steel Dynamics, Inc., 7.75%, 4/15/2016	Ba2	1,300,000	1,368,250

Paper & Forest Products - 1.5%
Georgia-Pacific LLC[2], 8.25%, 5/1/2016	Ba2	2,115,000	2,387,306

Total Materials			9,261,887

Telecommunication Services - 6.4%
Diversified Telecommunication Services - 4.2%
Clearwire Communications LLC - Clearwire Finance, Inc.[2], 12.00%, 12/1/2015	B2	1,000,000	1,080,000
Clearwire Communications LLC - Clearwire Finance, Inc.[2], 12.00%, 12/1/2015	B2	275,000	296,313
Inmarsat Finance plc (United Kingdom)[2], 7.375%, 12/1/2017	Ba2	1,500,000	1,575,000
Intelsat Subsidiary Holding Co. S.A. (Bermuda)[2], 8.875%, 1/15/2015	B3	1,395,000	1,426,387
Wind Acquisition Finance S.A. (Luxembourg)[2], 11.75%, 7/15/2017	B2	1,800,000	2,029,500
Wind Acquisition Finance S.A. (Luxembourg)[2], 7.25%, 2/15/2018.	Ba2	275,000	279,813

			6,687,013

Wireless Telecommunication Services - 2.2%
CC Holdings GS V LLC - Crown Castle GS III Corp.[2], 7.75%, 5/1/2017	Baa3	1,315,000	1,436,637

The accompanying notes are an integral part of the financial statements.	9

Investment Portfolio - December 31, 2010

	Credit Rating (unaudited)	Principal Amount/ Shares	Value (Note 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
NII Capital Corp., 8.875%, 12/15/2019	B2	$1,845,000	$1,987,987

			3,424,624

Total Telecommunication Services			10,111,637

Utilities - 2.5%
Gas Utilities - 1.0%
Ferrellgas LP - Ferrellgas Finance Corp.[2], 6.50%, 5/1/2021	Ba3	1,615,000	1,574,625

Independent Power Producers & Energy Traders - 1.5%
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.125%, 6/30/2017	Ba1	779,047	837,476
Mirant Mid Atlantic Pass-Through Trust, Series C, 10.06%, 12/30/2028	Ba1	477,404	529,919
North American Energy Alliance LLC - North American Energy Alliance Finance Corp.[2], 10.875%, 6/1/2016	Ba3	945,000	1,048,950

			2,416,345

Total Utilities			3,990,970

TOTAL CORPORATE BONDS (Identified Cost $137,487,774)			144,049,455

PREFERRED STOCKS - 2.6%

Financials - 2.6%
Commercial Banks - 0.9%
Wells Fargo & Co., Series K6, 7.98%	Baa3	1,335,000	1,408,425

Diversified Financial Services - 1.7%
Bank of America Corp., Series K6, 8.00%	Ba3	1,410,000	1,420,998
JPMorgan Chase & Co., Series 1[6], 7.90%	Baa1	1,275,000	1,355,312

			2,776,310

TOTAL PREFERRED STOCKS (Identified Cost $3,817,685)			4,184,735

MUTUAL FUNDS - 1.5%

iShares iBoxx High Yield Corporate Bond Fund (Identified Cost $2,235,307)		25,880	2,336,705

10	The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2010

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 3.2%
Dreyfus Cash Management, Inc. - Institutional Shares[5], 0.14%, (Identified Cost $5,143,661)	5,143,661	$5,143,661

TOTAL INVESTMENTS - 98.4% Identified Cost $148,684,427)		155,714,556
OTHER ASSETS, LESS LIABILITIES - 1.6%		2,466,755

NET ASSETS - 100%		$158,181,311

EUR - Euro currency

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $56,255,865, or 35.6%, of the Series’ net assets as of December 31, 2010.

3Credit ratings from S&P (unaudited).

4The coupon rate is floating and is the stated rate as of December 31, 2010.

5Rate shown is the current yield as of December 31, 2010.

6The rate shown is the fixed rate as of December 31, 2010; the rate becomes floating in 2049.

The accompanying notes are an integral part of the financial statements.	11

Statement of Assets and Liabilities

December 31, 2010

ASSETS:

Investments, at value (identified cost $148,684,427) (Note 2)	$155,714,556
Interest receivable	2,635,153
Receivable for fund shares sold	152,010
Dividends receivable	15,562

TOTAL ASSETS	158,517,281

LIABILITIES:

Accrued management fees (Note 3)	133,188
Accrued fund accounting and administration fees (Note 3)	7,725
Accrued transfer agent fees (Note 3)	1,510
Accrued Chief Compliance Officer service fees (Note 3)	243
Accrued directors’ fees (Note 3)	87
Payable for fund shares repurchased	133,941
Audit fees payable	34,834
Other payables and accrued expenses	24,442

TOTAL LIABILITIES	335,970

TOTAL NET ASSETS	$158,181,311

NET ASSETS CONSIST OF:

Capital stock	$147,331
Additional paid-in-capital	150,540,151
Undistributed net investment income	21,255
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	442,370
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	7,030,204

TOTAL NET ASSETS	$158,181,311

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($158,181,311/14,733,147 shares)	$10.74

12	The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:

Interest	$10,674,449
Dividends	744,228

Total Investment Income	11,418,677

EXPENSES:

Management fees (Note 3)	1,439,394
Fund accounting and administration fees (Note 3)	58,379
Transfer agent fees (Note 3)	10,384
Directors’ fees (Note 3)	9,336
Chief Compliance Officer service fees (Note 3)	2,675
Custodian fees	9,775
Miscellaneous	114,150

Total Expenses	1,644,093
Less reduction of expenses (Note 3)	(758)

Net Expenses	1,643,335

NET INVESTMENT INCOME	9,775,342

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on Investments	3,928,488
Foreign currency and translation of other assets and liabilities	(46,171)

3,882,317

Net change in unrealized appreciation on Investments	4,695,592
Foreign currency and translation of other assets and liabilities	416

4,696,008

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	8,578,325

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,353,667

The accompanying notes are an integral part of the financial statements.	13

Statements of Changes in Net Assets

	For the Year Ended 12/31/10	For the Period 9/14/09[1] to 12/31/09
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$ 9,775,342	$ 1,590,736
Net realized gain on investments and foreign currency	3,882,317	450,110
Net change in unrealized appreciation on investments and foreign Currency	4,696,008	2,334,196

Net increase from operations	18,353,667	4,375,042

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(10,050,478)	(1,259,565)
From net realized gain on investments	(3,847,008)	(88,925)

Total distributions to shareholders	(13,897,486)	(1,348,490)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	26,046,907	124,651,671

Net increase in net assets	30,503,088	127,678,223

NET ASSETS:

Beginning of period	127,678,223	—

End of period (including undistributed net investment income of $21,255 and $325,982, respectively)	$158,181,311	$127,678,223

[1]Commencement	of operations.

14	The accompanying notes are an integral part of the financial statements.

Financial Highlights

	For the Year Ended 12/31/10	For the Period 9/14/09[1]to 12/31/09
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.37	$10.00

Income from investment operations:
Net investment income[2]	0.75	0.20
Net realized and unrealized gain on investments	0.66	0.28

Total from investment operations	1.41	0.48

Less distributions to shareholders:
From net investment income	(0.75)	(0.10)
From net realized gain on investments	(0.29)	(0.01)

Total distributions to shareholders	(1.04)	(0.11)

Net asset value - End of period	$10.74	$10.37

Net assets - End of period (000’s omitted)	$158,181	$127,678

Total return[3]	13.59%	4.82%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.14%	1.20%[4]
Net investment income	6.79%	6.51%[4]
Portfolio turnover	54%	22%

*The investment advisor did not impose all or a portion of its management fees, CCO fees, fund accounting and transfer agent fees and other fees in some periods and in some periods paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by the following amounts:

	0.00%[5]	0.02%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the year.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.	15

Notes to Financial Statements

1.	ORGANIZATION

High Yield Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s Advisor is Manning & Napier Advisors, Inc. (the “Advisor”). On September 14, 2009 the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates and directly to investors. The total authorized capital stock of the Fund consists of 10.0 billion shares of common stock each having a par value of $0.01. As of December 31, 2010, 6.2 billion shares have been designated in total among 29 series, of which 125 million have been designated as High Yield Bond Series Class A common stock.

2.	SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Fund’s pricing service may be valued at fair value. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly

16

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Various inputs are used in determining the value of the Series’ assets or liabilities carried at market value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2010 in valuing the Series’ assets or liabilities carried at market value:

Description	Total	Level 1	Level 2	Level 3
Assets:
Equity securities*	$—	$—	$—	$—
Preferred securities	4,184,735	—	4,184,735	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	—	—	—	—
States and political subdivisions (municipals)	—	—	—	—
Corporate debt	144,049,455		144,049,455	—
Convertible corporate debt	—	—	—	—
Asset backed securities	—	—	—	—
Commercial mortgage backed securities	—	—	—	—
Mutual funds	7,480,366	7,480,366	—	—
Other financial instruments**:	—	—	—	—

Total assets	155,714,556	7,480,366	148,234,190	—

Liabilities:
Other financial instruments**:	—	—	—	—

Total liabilities:	—	—	—	—

Total:	$155,714,556	$7,480,366	$148,234,190	$—

17

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Security Valuation (continued)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Level 3 Reconciliation	Corporate Debt
Balance as of December 31, 2009 (market value)	$1,239,608
Accrued discounts/premiums	9,095
Change in unrealized appreciation/depreciation	(14,603)
Net realized gain	155,747
Net purchases/sales	(1,389,847)

Balance as of December 31, 2010 (market value)	$—

*Includes common stock, warrants and rights. Please see the Investment Portfoilio for industry classification.

**Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument. As of December 31, 2010, the Series did not hold any derivative instruments.

There were no Level 3 securities held by the Series as of December 31, 2010.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.

Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management has concluded that this will not have a material impact on the Series’ financial statements.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and

18

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation (continued)

unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2010.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2010, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2009 through the year ended December 31, 2010. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure

19

Notes to Financial Statements

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnifications (continued)

under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended.

The Advisor has contractually agreed, until at least April 30, 2012, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. For the year ended December 31, 2010, the Advisor voluntarily waived fees of $758, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) under which PNCGIS serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series); plus a base fee of $25,500 per Series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction- and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged.

Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation, the Series’ custodian. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”).

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

20

Notes to Financial Statements

4.	PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $93,215,114 and $74,388,312, respectively. There were no purchases or sales of U.S. Government securities.

5.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of High Yield Bond Series were:

	For the Year Ended 12/31/10		For the period 9/14/09 (commencement of operations) to 12/31/09
	Shares	Amount	Shares	Amount
Sold	2,275,341	$24,816,656	12,442,729	$125,933,491
Reinvested	1,258,376	13,463,941	126,129	1,296,610
Repurchased	(1,117,255)	(12,233,690)	(252,173)	(2,578,430)

Total	2,416,462	$26,046,907	12,316,685	$124,651,671

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	FINANCIAL INSTRUMENTS

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. Investments in these instruments may subject the Series to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, counterparty credit risk related to over the counter derivatives counterparties’ failure to perform under contract terms, liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s) and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2010.

7.	FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	FEDERAL INCOME TAX INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains, losses and investments in hybrid securities, disallowed expenses and post-October losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers)

21

Notes to Financial Statements

8.	FEDERAL INCOME TAX INFORMATION (continued)

under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	For the Year Ended 12/31/10	For the Period Ended 12/31/09*
Ordinary income	$13,587,061	$1,348,490
Long-term capital gains	310,425	—

* The Series commenced operations on September 14, 2009.

At December 31, 2010, the tax basis of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$ 148,763,047
Unrealized appreciation	$ 7,234,162
Unrealized depreciation	(282,653)

Net unrealized appreciation	$ 6,951,509

Undistributed ordinary income	275,283
Undistributed long-term gains	167,087

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High Yield Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2010, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended and the period September 14, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 22, 2011

23

Supplemental Tax Information (unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series designates for the current fiscal period $322,621 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates $310,425 as capital gains for its taxable year ended December 31, 2010, or if different, the maximum allowable under tax law.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal period is 2.37%, or if different, the maximum allowable under tax law.

24

Renewal of Investment Advisory Agreement (unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2010, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, Inc. (the “Advisor”) was reviewed by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and reviewed by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2010 Annual Review of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 24 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the investment performance of the various Series of the Fund. The investment performance for each Series was reviewed on a cumulative basis since inception and on a one year basis. In addition, annualized performance for the following time periods was considered: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided for each time period. The Board noted that the various Series were competitive against their respective benchmarks and/or peer groups over various time periods, but in particular over the full market cycle period relevant for the Series. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Fund’s actual performance and comparative performance, especially performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 11 of the 27 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory

25

Renewal of Investment Advisory Agreement (unaudited)

fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Pro-Blend’s Class R and Class C, and Target Class R and Class C, are currently below the median and mean for similar funds as listed on Morningstar. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research products provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, and reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board did not consider economies of scale at this time because of the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

Directors’ and Officers’ Information (unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

INTERESTED DIRECTOR/OFFICER
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Vice President 1984 - 2003; President since 2004; Principal Executive Officer since 2002
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Executive Group Member**; Chief Compliance
Officer since 2004; Vice Chairman since June 2010; Co-Executive
Director from 2003-2010 - Manning & Napier Advisors, Inc. President;
Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
INDEPENDENT DIRECTORS
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO, Alsius Corp. (investments); Managing Member, PMSV
Holdings LLC (investments)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-present)
HLTH Corp. (2000-present)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-present)
GMP Companies (2000-present)
HoustonPharma (2000-present)
Name:	Richard M. Hurwitz
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2009
Principal Occupation(s) During Past 5 Years:	Chief Executive Officer, Pictometry International Corp. since August 2010
(provider of georeferenced, aerial image libraries and related software)
Managing Partner (2006-July 2010) - Aegis Investment Partners, LLC
(investments); Founder and Managing Partner (2004-2005) - Village
Markets, LLC (groceries)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Pictometry International Corp. (2000-2010)
Pioneering Technologies (2006-2009)
Vensearch Capital Corp. (2003-2007)

27

Directors’ and Officers’ Information (unaudited)

INDEPENDENT DIRECTORS (continued)
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley
Group (property management and investment). Chairman
(non-executive) 2004-2008; Director 1995-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	72
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel since 2006, Partner (1995 - 2006) - McDermott, Will &
Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit)
New York Collegium (non-profit)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	76
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
OFFICERS
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002, Executive
Group Member** since 2003, - Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

28

Directors’ and Officers’ Information (unaudited)

OFFICERS (continued)
Name:	Beth Galusha
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Assistant Chief Financial Officer
Term of Office[1] & Length of Time Served:	Assistant Chief Financial Officer since 2010
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer and Treasurer, Manning & Napier Advisors, Inc.
Holds one or more of the following titles for various affiliates: Chief
Financial Officer, Director, or Treasurer
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Fund Reporting Manager, Manning & Napier Advisors, Inc. since 1997
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	43
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, Inc. and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	45
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, Inc. & affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	29
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, Inc. and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

**Prior to June 2010, the Executive Group, consisting of senior executive employee-owners, performed the duties of the Office of the Chief

Executive of the Advisor. Effective June 2010, the Executive Group serves as an advisory board to the Chief Executive Officer.

1The term of office for President, Vice President, Chief Financial Officer, Assistant Chief Financial Officer, Chief Legal Officer and Corporate

Secretary is one year and until their respective successors are chosen and qualified. All other officers’ terms are indefinite.

29

Literature Requests (unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

The prospectus and SAI provide additional information about each Series, including charges, expenses and risks. These documents are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On the Advisor’s web site	http://www.manning-napier.com

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

MNHYYLD-12/10-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky, Stephen B. Ashley, Paul A. Brooke and Richard M. Hurwitz. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4:	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Life Sciences Series, Small Cap Series, Technology Series, Financial Services Series, Real Estate Series, International Series, World Opportunities Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Core Bond Series, Core Plus Bond Series, and High Yield Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2010 and 2009 were:

	2010	2009
Audit Fees (a)	337,183	336,557
Audit Related Fees (b)	—	13,392
Tax Fees (c)	74,400	87,780
All Other Fees (d)	—	—

	411,583	437,729

(a) Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b) Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above. These fees relate to professional services provided by PwC in connection with service provider conversion.

(c) Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d) All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2010 and 2009.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2010	2009
Audit Related Fees	153,644	8,420
Tax Fees	—	1,950

	153,644	10,370

The Audit Related fees for the years ended December 31, 2010 were for a license for proprietary authoritative financial reporting and assurance literature library software, a surprise examination pursuant to Rule 204-2(b) and 206(4)-2, and a Type II SAS 70 pursuant to Rule 206. In 2009, were for 17Ad-13 internal control examinations and the license for proprietary authoritative financial report and assurance literature library software.

The Tax fees for the year ended December 31, 2009 relate to research on the tax implications for various funds holding certain investment types.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2010 and 2009.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2010 and 2009 were $74,400 and $87,780, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $153,644 and $10,370, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6:	INVESTMENTS.

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

Item 12:	EXHIBITS.

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.

March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President & Principal Executive Officer of Manning & Napier Fund, Inc.

March 1, 2011

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

March 1, 2011